Exhibit 4.2

Execution Version

APPLEBEE’S FUNDING LLC and

IHOP FUNDING LLC,

each as Co-Issuer

and

CITIBANK, N.A.,

as Trustee and Series 2019-1 Securities Intermediary

SERIES 2019-1 SUPPLEMENT

Dated as of June 5, 2019

to

BASE INDENTURE

Dated as of June 5, 2019

$225,000,000 Series 2019-1 Variable Funding Senior Notes, Class A-1

$700,000,000 Series 2019-1 4.194% Fixed Rate Senior Secured Notes, Class A-2-I

$600,000,000 Series 2019-1 4.723% Fixed Rate Senior Secured Notes, Class A-2-II

i

Section 5.7	Amendments	34
Section 5.8	Termination of Series Supplement; Tranche Defeasance	34
Section 5.9	Entire Agreement	34

ANNEXES

Annex A	Series 2019-1 Supplemental Definitions List

EXHIBITS

Exhibit A-1-1:	Form of Series 2019-1 Class A-1 Advance Note
Exhibit A-1-2:	Form of Series 2019-1 Class A-1 Swingline Note
Exhibit A-1-3:	Form of Series 2019-1 Class A-1 L/C Note
Exhibit A-2-1:	Form of Rule 144A Global Series 2019-1 Class A-2 Note
Exhibit A-2-2:	Form of Temporary Regulation S Global Series 2019-1 Class A-2 Note
Exhibit A-2-3:	Form of Permanent Regulation S Global Series 2019-1 Class A-2 Note
Exhibit B-1:	Form of Transferee Certificate - Series 2019-1 Class A-1 Notes
Exhibit B-2:	Form of Transferee Certificate - Series 2019-1 Class A-2 Notes, Rule 144A to Temporary Regulation S
Exhibit B-3:	Form of Transferee Certificate - Series 2019-1 Class A-2 Notes, Rule 144A to Permanent Regulation S
Exhibit B-4:	Form of Transferee Certificate - Series 2019-1 Class A-2 Notes, Temporary Regulation S or Permanent Regulation S to Rule 144A
Exhibit C	Form of Quarterly Noteholders’ Report

ii

SERIES 2019-1 SUPPLEMENT, dated as of June 5, 2019 (this “Series Supplement”), by and among APPLEBEE’S FUNDING LLC, a Delaware limited liability company (the “Applebee’s Issuer”) and IHOP FUNDING LLC, a Delaware limited liability company (the “IHOP Issuer” and, together with the Applebee’s Issuer, the “Co-Issuers” and each, a “Co-Issuer”), and CITIBANK, N.A., a national banking association, as trustee (in such capacity, the “Trustee”) and as Series 2019-1 Securities Intermediary, to the Base Indenture, dated as of the Series 2014-1 Closing Date (as amended and restated on the date hereof and as the same may be further amended, amended and restated, modified or supplemented from time to time, exclusive of Series Supplements, the “Base Indenture”), by and among the Co-Issuers and CITIBANK, N.A., as Trustee and as Securities Intermediary.

PRELIMINARY STATEMENT

WHEREAS, Sections 2.2 and 13.1 of the Base Indenture provide, among other things, that the Co-Issuers and the Trustee may at any time and from time to time enter into a Series Supplement to the Base Indenture for the purpose of authorizing the issuance of one or more Series of Notes (as defined in Annex A of the Base Indenture) upon satisfaction of the conditions set forth therein; and

WHEREAS, all such conditions have been met for the issuance of the Series of Notes authorized hereunder.

NOW, THEREFORE, the parties hereto agree as follows:

DESIGNATION

There is hereby created a Series of Notes to be issued pursuant to the Base Indenture and the Series 2019-1 Supplement, and such Series of Notes shall be designated as the Series 2019-1 Notes. On the Series 2019-1 Closing Date, two Classes of Notes of such Series shall be issued: (a) Series 2019-1 Variable Funding Senior Notes, Class A-1 (as referred to herein, such Class or Notes thereof, as the context requires, the “Series 2019-1 Class A-1 Notes”) and (b) Series 2019-1 Fixed Rate Senior Secured Notes, Class A-2 (as referred to herein, such Class or Notes thereof, as the context requires, the “Series 2019-1 Class A-2 Notes”). The Series 2019-1 Class A-1 Notes shall be issued in three Subclasses: (i) Series 2019-1 Class A-1 Advance Notes (as referred to herein, the “Series 2019-1 Class A-1 Advance Notes”), (ii) Series 2019-1 Class A-1 Swingline Notes (as referred to herein, the “Series 2019-1 Class A-1 Swingline Notes”), and (iii) Series 2019-1 Class A-1 L/C Notes (as referred to herein, the “Series 2019-1 Class A-1 L/C Notes”). The Series 2019-1 Class A-2 Notes shall be issued in two Tranches: (i) $700,000,000 initial outstanding principal amount of Series 2019-1 4.194% Fixed Rate Senior Secured Notes, Class A-2-I (as referred to herein, the “Series 2019-1 Class A-2-I Notes”) and (ii) $600,000,000 initial outstanding principal amount of Series 2019-1 4.723% Fixed Rate Senior Secured Notes, Class A-2-II (as referred to herein, the “Series 2019-1 Class A-2-II Notes”). For purposes of the Base Indenture and the Series 2019-1 Supplement, the Series 2019-1 Class A-1 Notes and the Series 2019-1 Class A-2 Notes shall be deemed to be separate Classes of “Senior Notes.”

ARTICLE I

DEFINITIONS; RULES OF CONSTRUCTION

All capitalized terms used herein (including in the preamble and the recitals hereto) and not otherwise defined herein shall have the meanings assigned to such terms in the Series 2019-1 Supplemental Definitions List attached hereto as Annex A (the “Series 2019-1 Supplemental Definitions List”) as such Series 2019-1 Supplemental Definitions List may be amended, supplemented or otherwise modified from time to time in accordance with the terms hereof. All capitalized terms not otherwise defined herein or therein, and the term “written” or “in writing”, shall have the meanings assigned thereto in the Base Indenture or the Base Indenture Definitions List attached to the Base Indenture as Annex A thereto, as such Base Indenture or Base Indenture Definitions List may be amended, supplemented or otherwise modified from time to time in accordance with the terms of the Base Indenture. Unless otherwise specified herein, all Article, Exhibit, Section or Subsection references herein shall refer to Articles, Exhibits, Sections or Subsections of the Series 2019-1 Supplement. Unless otherwise stated herein, as the context otherwise requires or if such term is otherwise defined in the Base Indenture, each capitalized term used or defined herein shall relate only to the Series 2019-1 Notes and not to any other Series of Notes issued by the Co-Issuers. The rules of construction set forth in Section 1.4 of the Base Indenture shall apply for all purposes under the Series 2019-1 Supplement.

ARTICLE II

INITIAL ISSUANCE, INCREASES AND DECREASES OF

SERIES 2019-1 CLASS A-1 OUTSTANDING PRINCIPAL AMOUNT; ISSUANCE OF

ADDITIONAL CLASS A-1 NOTES

Section 2.1    Procedures for Issuing and Increasing the Series 2019-1 Class A-1 Outstanding Principal Amount.

(a)     Subject to satisfaction of the conditions precedent to the making of Series 2019-1 Class A-1 Advances set forth in the Series 2019-1 Class A-1 Note Purchase Agreement, (i) on the Series 2019-1 Closing Date, the Co-Issuers may cause the Series 2019-1 Class A-1 Initial Advance Principal Amount to become outstanding by drawing ratably, at par, the initial principal amounts of the Series 2019-1 Class A-1 Advance Notes corresponding to the aggregate amount of the Series 2019-1 Class A-1 Advances made on the Series 2019-1 Closing Date (the “Series 2019-1 Class A-1 Initial Advance”) and (ii) on any Business Day during the Commitment Term that does not occur during a Cash Flow Sweeping Period, the Co-Issuers may increase the Series 2019-1 Class A-1 Outstanding Principal Amount (such increase referred to as an “Increase”), by drawing ratably (or as otherwise set forth in the Series 2019-1 Class A-1 Note Purchase Agreement), at par, additional principal amounts on the Series 2019-1 Class A-1 Advance Notes corresponding to the aggregate amount of the Series 2019-1 Class A-1 Advances made on such Business Day; provided that at no time may the Series 2019-1 Class A-1 Outstanding Principal Amount exceed the Series 2019-1 Class A-1 Notes Maximum Principal Amount. The Series 2019-1 Class A-1 Initial Advance and each Increase shall be made in accordance with the provisions of Sections 2.02 and 2.03 of the Series 2019-1 Class A-1 Note Purchase Agreement and shall be ratably (except as otherwise set forth in the Series 2019-1 Class A-1 Note Purchase Agreement) allocated among the

Series 2019-1 Class A-1 Noteholders (other than the Series 2019-1 Class A-1 Subfacility Noteholders in their capacity as such) as provided therein. Proceeds from the Series 2019-1 Class A-1 Initial Advance and each Increase shall be paid as directed by the Co-Issuers in the applicable Series 2019-1 Class A-1 Advance Request or as otherwise set forth in the Series 2019-1 Class A-1 Note Purchase Agreement. Upon receipt of written notice from the Co-Issuers or the Series 2019-1 Class A-1 Administrative Agent of the Series 2019-1 Class A-1 Initial Advance and any Increase, the Trustee shall indicate in its books and records the amount of the Series 2019-1 Class A-1 Initial Advance or such Increase, as applicable.

(b)    Subject to satisfaction of the applicable conditions precedent set forth in the Series 2019-1 Class A-1 Note Purchase Agreement, on the Series 2019-1 Closing Date, the Co-Issuers may cause (i) the Series 2019-1 Class A-1 Initial Swingline Principal Amount to become outstanding by drawing, at par, the initial principal amounts of the Series 2019-1 Class A-1 Swingline Notes corresponding to the aggregate amount of the Swingline Loans, if any, made on the Series 2019-1 Closing Date pursuant to Section 2.06 of the Series 2019-1 Class A-1 Note Purchase Agreement (the “Series 2019-1 Class A-1 Initial Swingline Loan”) and (ii) the Series 2019-1 Class A-1 Initial Aggregate Undrawn L/C Face Amount to become outstanding by causing the issuance, at par, of the initial principal amounts of the Series 2019-1 Class A-1 L/C Notes corresponding to the aggregate Undrawn L/C Face Amount of the Letters of Credit issued on the Series 2019-1 Closing Date pursuant to Section 2.07 of the Series 2019-1 Class A-1 Note Purchase Agreement (including with respect to the letters of credit in existence prior to the Series 2019-1 Closing Date set forth in Schedule IV to the Series 2019-1 Class A-1 Note Purchase Agreement); provided that at no time may the Series 2019-1 Class A-1 Outstanding Principal Amount exceed the Series 2019-1 Class A-1 Notes Maximum Principal Amount. The procedures relating to increases in the Series 2019-1 Class A-1 Outstanding Subfacility Amount (each such increase referred to as a “Subfacility Increase”) through borrowings of Swingline Loans and the issuance or incurrence of L/C Obligations are set forth in the Series 2019-1 Class A-1 Note Purchase Agreement. Upon receipt of written notice from the Co-Issuers or the Series 2019-1 Class A-1 Administrative Agent of the issuance of the Series 2019-1 Class A-1 Initial Swingline Loan, the issuance of Series 2019-1 Class A-1 L/C Notes or any Subfacility Increase, the Trustee shall indicate in its books and records the amount of each such issuance or Subfacility Increase.

Section 2.2    Procedures for Decreasing the Series 2019-1 Class A-1 Outstanding Principal Amount.

(a)     Mandatory Decrease. Whenever a Series 2019-1 Class A-1 Excess Principal Event shall have occurred, funds sufficient to decrease the Series 2019-1 Class A-1 Outstanding Principal Amount by the lesser of (x) the amount necessary, so that after giving effect to such decrease of the Series 2019-1 Class A-1 Outstanding Principal Amount on such date, no such Series 2019-1 Class A-1 Excess Principal Event shall exist and (y) the amount that would decrease the Series 2019-1 Class A-1 Outstanding Principal Amount to zero (each decrease of the Series 2019-1 Class A-1 Outstanding Principal Amount pursuant to this Section 2.2(a), a “Mandatory Decrease”) shall be due and payable on the Weekly Allocation Date immediately following the date on which the Manager or the Co-Issuers obtain knowledge of such Series 2019-1 Class A-1 Excess Principal Event, in accordance with the Priority of Payments. The Trustee shall distribute each Mandatory Decrease pursuant to the written direction of the Co-Issuers in the applicable Weekly Manager’s Certificate, which shall include the calculation of such Mandatory

Decrease and distribution instructions in accordance with Section 4.02 of the Series 2019-1 Class A-1 Note Purchase Agreement. Any associated Breakage Amounts incurred as a result of such decrease (calculated in accordance with the Series 2019-1 Class A-1 Note Purchase Agreement) shall be allocated as Series 2019-1 Class A-1 Other Amounts pursuant to the Priority of Payments on the Weekly Allocation Date related to the Weekly Manager’s Certificate including such Mandatory Decrease. Upon obtaining Actual Knowledge of such a Series 2019-1 Class A-1 Excess Principal Event, the Co-Issuers promptly, but in any event within two (2) Business Days, shall deliver written notice (by e-mail) of the need for any such Mandatory Decreases to the Trustee and the Series 2019-1 Class A-1 Administrative Agent.

(b)    Voluntary Decrease. Except as provided in Section 2.2(d), on any Business Day, upon at least three (3) Business Days’ prior written notice to the Series 2019-1 Class A-1 Administrative Agent and the Trustee, the Co-Issuers may decrease the Series 2019-1 Class A-1 Outstanding Principal Amount (each such decrease of the Series 2019-1 Class A-1 Outstanding Principal Amount pursuant to this Section 2.2(b), a “Voluntary Decrease”) by depositing in the Series 2019-1 Class A-1 Distribution Account not later than 10:00 a.m. (New York City time) on the date specified as the decrease date in the prior written notice referred to above and providing a written report to the Trustee directing the Trustee to distribute in accordance with the order of distribution of principal payments set forth in Section 4.02 of the Series 2019-1 Class A-1 Note Purchase Agreement (which report shall include the calculation of such amounts and instructions for the distributions thereof) an amount (subject to the last sentence of this Section 2.2(b)) up to the Series 2019-1 Class A-1 Outstanding Principal Amount equal to the amount of such Voluntary Decrease; provided that to the extent the deposit into the Series 2019-1 Class A-1 Distribution Account described above is not made by 10:00 a.m. (New York City time) on a Business Day, the same shall be deemed to be deposited on the following Business Day. Each such Voluntary Decrease shall be in a minimum principal amount as provided in the Series 2019-1 Class A-1 Note Purchase Agreement. Any associated Breakage Amounts incurred as a result of such decrease (calculated in accordance with the Series 2019-1 Class A-1 Note Purchase Agreement) shall be allocated as Series 2019-1 Class A-1 Other Amounts pursuant to the Priority of Payments on the Weekly Allocation Date related to the Weekly Manager’s Certificate including such Voluntary Decrease. It shall be a condition to any Voluntary Decrease that the amount on deposit in the Collection Account is sufficient to pay the Trustee, the Servicer and the Manager, as applicable, for any unreimbursed Advances and Manager Advances (in each case, with interest thereon at the Advance Interest Rate), if any, on the Weekly Allocation Date immediately following such Voluntary Decrease.

(c)    Upon distribution to the Series 2019-1 Class A-1 Distribution Account of principal of the Series 2019-1 Class A-1 Advance Notes in connection with each Decrease, the Trustee shall (i) remit such amounts to the Holders of the Series 2019-1 Class A-1 Advance Notes and (ii) indicate in its books and records such Decrease.

(d)    The Series 2019-1 Class A-1 Note Purchase Agreement sets forth additional procedures relating to decreases in the Series 2019-1 Class A-1 Outstanding Subfacility Amount (each such decrease, together with any Voluntary Decrease or Mandatory Decrease allocated to the Series 2019-1 Class A-1 Subfacility Noteholders, referred to as a “Subfacility Decrease”) through (i) borrowings of Series 2019-1 Class A-1 Advances to repay Swingline Loans and L/C Obligations or (ii) optional prepayments of Swingline Loans on same day notice. Upon receipt of written notice from the Co-Issuers or the Series 2019-1 Class A-1 Administrative Agent of any Subfacility Decrease, the Trustee shall indicate in its books and records the amount of such Subfacility Decrease.

Section 2.3    Issuances of Additional Class A-1 Notes.

In addition to the conditions set forth in Section 2.2(b) of the Base Indenture, for so long as the Series 2019-1 Class A-1 Notes are Outstanding, the issuance of any additional Series of Class A-1 Notes shall also require the consent of the Series 2019-1 Class A-1 Administrative Agent (which consent shall be deemed to have been given unless an objection is delivered to the Co-Issuers within ten (10) Business Days after written notice of such proposed issuance is delivered to the Series 2019-1 Class A-1 Administrative Agent pursuant to the last paragraph of Section 8.01 of the Series 2019-1 Class A-1 Note Purchase Agreement).

ARTICLE III

SERIES 2019-1 ALLOCATIONS; PAYMENTS

With respect to the Series 2019-1 Notes only, the following shall apply:

Section 3.1    Allocations of Net Proceeds with Respect to the Series 2019-1 Notes; Interest Reserve Letter of Credit.

(a)    On the Series 2019-1 Closing Date, (i) the net proceeds from the issuance and sale of the Series 2019-1 Class A-2 Notes to the Initial Purchasers shall be paid to, or at the direction of, the Co-Issuers and (ii) the Co-Issuers shall ensure that the aggregate sum of (x) all cash on deposit in the Senior Notes Interest Reserve Account (if any) and (y) the aggregate undrawn and unexpired face amount of each Interest Reserve Letter of Credit (if any) is equal to the Senior Notes Interest Reserve Amount.

(b)    On and after the Series 2019-1 Closing Date, proceeds of the Series 2019-1 Class A-1 Notes (including Letters of Credit) may be used for general corporate purposes of the Securitization Entities and the Non-Securitization Entities, including the making of distributions and the funding of acquisitions by any Securitization Entity or Non-Securitization Entity, subject to the terms of the Base Indenture, including Section 8.18 thereof.

Section 3.2    [Reserved].

Section 3.3    Certain Distributions from Series 2019-1 Distribution Accounts. On each Quarterly Payment Date, based solely upon the most recent Quarterly Noteholders’ Report, the Trustee shall, in accordance with Section 6.1 of the Base Indenture, remit (i) to the Series 2019-1 Class A-1 Noteholders or the Series 2019-1 Class A-1 Administrative Agent, as applicable, from the Series 2019-1 Class A-1 Distribution Account, no later than 1:00 p.m. (New York City time) and in accordance with Section 4.02 of the Series 2019-1 Class A-1 Note Purchase Agreement, the amounts withdrawn from the Senior Notes Interest Payment Account, Class A-1 Notes Commitment Fees Account, Senior Notes Principal Payment Account, Senior Notes Post-ARD Additional Interest Account or otherwise, as applicable, pursuant to Section 5.11(a), (b), (d) or (h) of the Base Indenture, as applicable, or otherwise, and deposited in the Series 2019-1 Class A-1

Distribution Account for the payment of interest and fees and, to the extent applicable, principal or other amounts in respect of the Series 2019-1 Class A-1 Notes on such Quarterly Payment Date and (ii) to the Series 2019-1 Class A-2 Noteholders from the Series 2019-1 Class A-2 Distribution Account, the amounts withdrawn from the Senior Notes Interest Payment Account, Senior Notes Principal Payment Account, Senior Notes Post-ARD Additional Interest Account or otherwise, as applicable, pursuant to Section 5.11(a), (d) or (h) of the Base Indenture, as applicable, or otherwise, and deposited in the Series 2019-1 Class A-2 Distribution Account for the payment of interest and, to the extent applicable, principal or other amounts in respect of the Series 2019-1 Class A-2 Notes on such Quarterly Payment Date.

Section 3.4    Series 2019-1 Class A-1 Interest and Certain Fees.

(a)    Series 2019-1 Class A-1 Note Rate and L/C Fees. From and after the Series 2019-1 Closing Date, the applicable portions of the Series 2019-1 Class A-1 Outstanding Principal Amount will accrue (i) interest at the Series 2019-1 Class A-1 Note Rate and (ii) L/C Quarterly Fees at the applicable rates provided therefor in the Series 2019-1 Class A-1 Note Purchase Agreement. Such accrued interest and fees will be due and payable in arrears on each Quarterly Payment Date from amounts that are made available for payment thereof (i) on any related Weekly Allocation Date in accordance with the Priority of Payments and (ii) on such Quarterly Payment Date in accordance with Section 5.11 of the Base Indenture, in the amount so made available, commencing on the Initial Quarterly Payment Date; provided that in any event all accrued but unpaid interest and fees shall be paid in full on the Series 2019-1 Legal Final Maturity Date, on any Series 2019-1 Prepayment Date with respect to a prepayment in full of the Series 2019-1 Class A-1 Notes, on any day when the Commitments are terminated in full or on any other day on which all of the Series 2019-1 Class A-1 Outstanding Principal Amount is required to be paid in full, in each case pursuant to, and in accordance with, the provisions of the Priority of Payments. To the extent any such amount is not paid when due, such unpaid amount will accrue interest at the Series 2019-1 Class A-1 Note Rate.

(b)    Undrawn Commitment Fees. From and after the Series 2019-1 Closing Date, Undrawn Commitment Fees will accrue as provided in the Series 2019-1 Class A-1 Note Purchase Agreement. Such accrued fees will be due and payable in arrears on each Quarterly Payment Date, from amounts that are made available for payment thereof (i) on any related Weekly Allocation Date in accordance with the Priority of Payments and (ii) on such Quarterly Payment Date in accordance with Section 5.11 of the Base Indenture, in the amount so made available, commencing on the Initial Quarterly Payment Date. To the extent any such amount is not paid when due, such unpaid amount will accrue interest at the Series 2019-1 Class A-1 Note Rate.

(c)    Series 2019-1 Class A-1 Post-Renewal Date Additional Interest. From and after the Series 2019-1 Class A-1 Notes Renewal Date (after giving effect to any extensions), if the Outstanding Principal Amount of the Series 2019-1 Class A-1 Notes has not been paid in full or otherwise refinanced in full (which refinancing may also include an extension thereof), additional interest will accrue on the Series 2019-1 Class A-1 Outstanding Principal Amount (excluding any Undrawn L/C Face Amounts included therein) at a rate equal to 5% per annum (the “Series 2019-1 Class A-1 Post-Renewal Date Additional Interest Rate”) in addition to the regular interest that will continue to accrue at the Series 2019-1 Class A-1 Note Rate. All computations of Series 2019-1 Class A-1 Post-Renewal Date Additional Interest (other than any accruing on any

Base Rate Advances) and all computations of fees shall be made on the basis of a year of 360 days and the actual number of days elapsed. All computations of Series 2019-1 Class A-1 Post-Renewal Date Additional Interest accruing on any Base Rate Advances shall be made on the basis of a 365 (or 366, as applicable) day year and actual number of days elapsed, in accordance with Section 3.01(f) of the Series 2019-1 Class A-1 Note Purchase Agreement. Any Series 2019-1 Class A-1 Post-Renewal Date Additional Interest will be due and payable on any applicable Quarterly Payment Date, as and when amounts are made available for payment thereof (i) on any related Weekly Allocation Date in accordance with the Priority of Payments and (ii) on such Quarterly Payment Date in accordance with Section 5.11 of the Base Indenture, in the amount so made available, and failure to pay any Series 2019-1 Class A-1 Post-Renewal Date Additional Interest in excess of available amounts in accordance with the foregoing will not be an Event of Default and interest will not accrue on any unpaid portion thereof; provided that in any event all accrued but unpaid Series 2019-1 Class A-1 Post-Renewal Date Additional Interest shall be paid in full on the Series 2019-1 Legal Final Maturity Date or otherwise as part of any Series 2019-1 Final Payment.

(d)    Series 2019-1 Class A-1 Initial Interest Accrual Period. The initial Interest Accrual Period for the Series 2019-1 Class A-1 Notes shall commence on the Series 2019-1 Closing Date and end on (but exclude) the day that is two (2) Business Days prior to the Quarterly Calculation Date preceding the Initial Quarterly Payment Date.

Section 3.5    Series 2019-1 Class A-2 Interest.

(a)    Series 2019-1 Class A-2 Notes Interest. With respect to each Tranche, from the Series 2019-1 Closing Date until the Series 2019-1 Class A-2 Outstanding Principal Amount of such Tranche has been paid in full, the Series 2019-1 Class A-2 Outstanding Principal Amount of such Tranche will accrue interest for each Interest Accrual Period (after giving effect to all payments of principal made to Noteholders as of the first day of such Interest Accrual Period, and also giving effect to prepayments, repurchases and cancellations of Series 2019-1 Class A-2 Notes during such Interest Accrual Period) at the applicable Series 2019-1 Class A-2 Note Rate for such Tranche. Such accrued interest will be due and payable in arrears on each Quarterly Payment Date, from amounts that are made available for payment thereof (i) on any related Weekly Allocation Date in accordance with the Priority of Payments and (ii) on such Quarterly Payment Date in accordance with Section 5.11 of the Base Indenture, commencing on Initial Quarterly Payment Date; provided that in any event all accrued but unpaid interest shall be due and payable in full on the Series 2019-1 Legal Final Maturity Date, on any Series 2019-1 Prepayment Date with respect to a prepayment in full of such Tranche or on any other day on which all of the Series 2019-1 Class A-2 Outstanding Principal Amount of such Tranche is required to be paid in full. To the extent any interest accruing at the applicable Series 2019-1 Class A-2 Note Rate is not paid when due, such unpaid interest will accrue interest at the applicable Series 2019-1 Class A-2 Note Rate for each Tranche. All computations of interest at the Series 2019-1 Class A-2 Note Rate shall be made on a 30/360 Day Basis.

(b)    Series 2019-1 Class A-2 Quarterly Post-ARD Additional Interest.

(i)    Post-ARD Additional Interest. From and after the applicable Series 2019-1 Anticipated Repayment Date, if the Series 2019-1 Final Payment has not been made on the applicable Tranche, then additional interest will accrue on the Series 2019-1 Class A-2 Outstanding Principal Amount of such Tranche at a per annum rate (the “Series 2019-1 Class A-2 Quarterly Post-ARD Additional Interest Rate”) equal to the greater of (as determined by the Manager): (A) 5.0% and (B) the amount, if any, by which the sum of the following exceeds the applicable Series 2019-1 Class A-2 Note Rate: (x) the yield to maturity (adjusted to a quarterly bond-equivalent basis) on the applicable Series 2019-1 Anticipated Repayment Date of the United States Treasury Security having a term closest to 10 years plus (y) 5.0%, plus (z) 2.15% for the Series 2019-1 Class A-2-I Notes and 2.64% for the Series 2019-1 Class A-2-II Notes (such additional interest, the “Series 2019-1 Class A-2 Quarterly Post-ARD Additional Interest”). All computations of Series 2019-1 Class A-2 Quarterly Post-ARD Additional Interest shall be made on a 30/360 Day Basis and will be due and payable on any Quarterly Payment Date to the extent allocated in accordance with the Priority of Payments.

(ii)    Payment of Series 2019-1 Class A-2 Quarterly Post-ARD Additional Interest. Any Series 2019-1 Class A-2 Quarterly Post-ARD Additional Interest will be due and payable on each applicable Quarterly Payment Date from amounts that are made available for payment thereof (i) on any related Weekly Allocation Date in accordance with the Priority of Payments and (ii) on such Quarterly Payment Date in accordance with Section 5.11 of the Base Indenture, in the amount so made available. The failure to pay any Series 2019-1 Class A-2 Quarterly Post-ARD Additional Interest in excess of available amounts in accordance with the foregoing (including on the Series 2019-1 Legal Final Maturity Date) will not be an Event of Default and interest will not accrue on any unpaid portion thereof; provided that in any event all accrued but unpaid Series 2019-1 Class A-2 Quarterly Post-ARD Additional Interest shall be due and payable in full on the Series 2019-1 Legal Final Maturity Date, on any Series 2019-1 Prepayment Date with respect to a prepayment in full of the applicable Tranche of Series 2019-1 Class A-2 Notes or otherwise as part of any Series 2019-1 Final Payment.

(c)    Series 2019-1 Class A-2 Initial Interest Accrual Period. The initial Interest Accrual Period for the Series 2019-1 Class A-2 Notes shall commence on (and include) the Series 2019-1 Closing Date and end on (but exclude) the Initial Quarterly Payment Date.

Section 3.6    Payment of Series 2019-1 Note Principal.

(a)    Series 2019-1 Notes Principal Payment at Legal Maturity. The Series 2019-1 Outstanding Principal Amount shall be due and payable in full on the Series 2019-1 Legal Final Maturity Date. The Series 2019-1 Outstanding Principal Amount is not prepayable, in whole or in part, except as set forth in the Base Indenture, this Section 3.6 and, in respect of the Series 2019-1 Class A-1 Outstanding Principal Amount, Section 2.2 of the Series 2019-1 Supplement and the Series 2019-1 Class A-1 Note Purchase Agreement.

(b)    Series 2019-1 Anticipated Repayment Date; Series 2019-1 Class A-1 Renewal Date. The Series 2019-1 Final Payment Date is anticipated to occur (i) for the Series 2019-1 Class A-2-I Notes, on the Quarterly Payment Date occurring in June 2024, (ii) for the Series 2019-1 Class A-2-II Notes, on the Quarterly Payment Date occurring in June 2026 (each such date, a “Series 2019-1 Anticipated Repayment Date”). The initial Series 2019-1 Class A-1

Notes Renewal Date will be the Quarterly Payment Date occurring in June 2024, unless extended as provided below in this Section 3.6(b).

(i)    First Extension Election. Subject to the conditions set forth in Section 3.6(b)(iii), the Manager (on behalf of the Co-Issuers) shall have the option on or before the Quarterly Payment Date occurring in June 2024 to elect (the “Series 2019-1 First Extension Election”) to extend the Series 2019-1 Class A-1 Notes Renewal Date to the Quarterly Payment Date occurring in June 2025 by delivering written notice to the Series 2019-1 Class A-1 Administrative Agent, the Trustee and the Control Party no later than the Quarterly Payment Date occurring in June 2024 to the effect that the conditions precedent to such Series 2019-1 First Extension Election set forth in Section 3.6(b)(iii) have been satisfied, and upon such extension, the Quarterly Payment Date occurring in June 2025 shall become the Series 2019-1 Class A-1 Notes Renewal Date.

(ii)    Second Extension Election. Subject to the conditions set forth in Section 3.6(b)(iii), if the Series 2019-1 First Extension Election has been made and become effective, the Manager (on behalf of the Co-Issuers) shall have the option on or before the Quarterly Payment Date occurring in June 2025 to elect (the “Series 2019-1 Second Extension Election”) to extend the Series 2019-1 Class A-1 Notes Renewal Date to the Quarterly Payment Date occurring in June 2026 by delivering written notice to the Series 2019-1 Class A-1 Administrative Agent, the Trustee and the Control Party no later than the Quarterly Payment Date occurring in June 2025 to the effect that the conditions precedent to such Series 2019-1 Second Extension Election set forth in Section 3.6(b)(iii) have been satisfied, and upon such extension, the Quarterly Payment Date occurring in June 2026 shall become the Series 2019-1 Class A-1 Notes Renewal Date.

(iii)    Conditions Precedent to Extension Elections. It shall be a condition to the effectiveness of the Series 2019-1 Extension Elections that, in the case of the Series 2019-1 First Extension Election, on the Quarterly Payment Date occurring in June 2024, and in the case of the Series 2019-1 Second Extension Election, on the Quarterly Payment Date occurring in June 2025: (a) the DSCR is greater than or equal to 2.00:1:00 (calculated as of the most recent Quarterly Calculation Date), (b) the rating assigned to the Series 2019-1 Class A-2 Notes by any Rating Agency has not been downgraded below “BBB-” (or the structured finance equivalent) or withdrawn and (c) all Class A-1 Extension Fees shall have been paid on or prior to such Quarterly Payment Date. Any notice given pursuant to Section 3.6(b)(i) or (ii) shall be irrevocable; provided that if the conditions set forth in this Section 3.6(b)(iii) are not met as of the applicable extension date, the election set forth in such notice shall automatically be deemed ineffective. For the avoidance of doubt, no consent of the Trustee, the Control Party, the Controlling Class Representative, the Series 2019-1 Class A-1 Administrative Agent, any Noteholder or any other Secured Party shall be necessary for the effectiveness of the Series 2019-1 First Extension Election or the Series 2019-1 Second Extension Election.

(c)    Payment of Series 2019-1 Class A-2 Notes Scheduled Principal Payment Amounts. Series 2019-1 Class A-2 Notes Scheduled Principal Payment Amounts for each Tranche will be due and payable with respect to such Tranche on each applicable Quarterly Payment Date, commencing with the Quarterly Payment Date occurring on September 5, 2019 and prior to the applicable Series 2019-1 Anticipated Repayment Date, in accordance with Section 5.11 of the Base Indenture, to the extent of available funds allocated in respect thereof in accordance with the Priority of Payments, and failure to pay any Series 2019-1 Class A-2 Notes Scheduled Principal Payment Amounts in excess of available amounts in accordance with the foregoing will not be an Event of Default; provided that (A) Series 2019-1 Class A-2 Notes Scheduled Principal Payment Amounts shall only be due and payable on a Quarterly Payment Date if the Series 2019-1 Class A-2 Non-Amortization Test is not satisfied with respect to the related Non-Amortization Test Date (and, for the avoidance of doubt, any such Series 2019-1 Class A-2 Notes Scheduled Principal Payment Amounts that are not due and payable due to the satisfaction of the Series 2019-1 Class A-2 Non-Amortization Test with respect to such Quarterly Payment Date shall not become due and payable if the Series 2019-1 Class A-2 Non-Amortization Test is subsequently not satisfied); and (B) if the Series 2019-1 Class A-2 Non-Amortization Test is satisfied on a Non-Amortization Test Date on which Series 2019-1 Class A-2 Notes Scheduled Principal Payment Amounts would otherwise be due and payable, the Co-Issuers may elect in their sole discretion to make one or more Series 2019-1 Class A-2 Optional Scheduled Principal Payments on such Quarterly Payment Date by indicating such election in the related Quarterly Noteholder’s Report.

(d)    Certain Series 2019-1 Notes Mandatory Payments of Principal.

(i)    During any Rapid Amortization Period, principal payments shall be due and payable on each Quarterly Payment Date on the applicable Classes of Series 2019-1 Notes as and when amounts are made available for payment thereof (i) on any related Weekly Allocation Date, in accordance with the Priority of Payments and (ii) on such Quarterly Payment Date in accordance with Section 5.11 of the Base Indenture, in the amount so made available, together with any Series 2019-1 Class A-2 Make-Whole Prepayment Consideration required to be paid in connection therewith pursuant to Section 3.6(e); provided, for the avoidance of doubt, that it shall not constitute an Event of Default if any such Series 2019-1 Class A-2 Make-Whole Prepayment Consideration is not paid because insufficient funds are available to pay such Series 2019-1 Class A-2 Make-Whole Prepayment Consideration, in accordance with the Priority of Payments. Such payments shall be ratably allocated among the Series 2019-1 Noteholders within each applicable Class based on their respective portion of the Series 2019-1 Outstanding Principal Amount of such Class (or, in the case of the Series 2019-1 Class A-1 Noteholders, in accordance with the order of distribution of principal payments set forth in Section 4.02 of the Series 2019-1 Class A-1 Note Purchase Agreement).

(ii)    During any Series 2019-1 Class A-1 Notes Amortization Period, principal payments shall be due and payable on the Series 2019-1 Class A-1 Notes as and when amounts are made available for payment thereof (i) on each Weekly Allocation Date during such period in accordance with the Priority of Payments and (ii) on each Quarterly Payment Date during such period in accordance with Section 5.11 of the Base Indenture, in the amount so made available. Such payments shall be allocated among the Series 2019-1 Class A-1 Noteholders, in accordance with the order of distribution of principal payments set forth in Section 4.02 of the Series 2019-1 Class A-1 Note Purchase Agreement. For the avoidance of doubt, no Series 2019-1 Class A-2 Make-Whole Prepayment Consideration will be due in connection with any principal payments on the Series 2019-1 Class A-1 Notes.

(e)    Series 2019-1 Class A-2 Make-Whole Prepayment Consideration Payments. In connection with (A) any mandatory prepayment of any Tranche made during a Rapid Amortization Period pursuant to Section 3.6(d)(i), (B) any mandatory prepayment made with any Asset Disposition Proceeds pursuant to Section 3.6(j), (C) any optional prepayment of any Tranche made pursuant to Section 3.6(f) (each, a “Series 2019-1 Class A-2 Prepayment”, and if made with respect to a Tranche prior to the applicable Prepayment Consideration End Date, a “Make-Whole Series 2019-1 Class A-2 Prepayment”), the Co-Issuers shall pay, in the manner described herein, the Series 2019-1 Class A-2 Make-Whole Prepayment Consideration to the applicable Series 2019-1 Class A-2 Noteholders with respect to the principal portion of the applicable Series 2019-1 Prepayment Amount; provided that no Series 2019-1 Class A-2 Make-Whole Prepayment Consideration shall be payable in connection with any of the following, which shall not be “Make-Whole Series 2019-1 Class A-2 Prepayments”: (i) prepayments arising from the receipt of Indemnification Amounts or Insurance/Condemnation Proceeds, (ii) payments of Series 2019-1 Class A-2 Notes Scheduled Principal Payment Amounts, Series 2019-1 Class A-2 Optional Scheduled Principal Payments, and Series 2019-1 Class A-2 Notes Scheduled Principal Payment Deficiency Amounts or prepayments made in respect of a Cash Flow Sweeping Event and (iii) any prepayment of the Series 2019-1 Class A-2 Notes made on or after the Quarterly Payment Date in the applicable Target Month; provided, further, for the avoidance of doubt, that the failure to pay any Series 2019-1 Class A-2 Make-Whole Prepayment Consideration on any Quarterly Payment Date (other than the Series 2019-1 Legal Final Maturity Date and any other date on which any Tranche of the Series 2019-1 Class A-2 Notes must be paid in full) shall not constitute an Event of Default.

Solely with respect to the Series 2019-1 Class A-2-II Notes, the Series 2019-1 Class A-2-II Call Redemption Premium will be payable in lieu of the applicable Series 2019-1 Class A-2 Make-Whole Prepayment Consideration by the Co-Issuers upon any redemption or refinancing of the Series 2019-1 Notes in full at any time on or after the Quarterly Payment Date in June 2022 and on or prior to the Quarterly Payment Date in June 2023. In the event that the Series 2019-1 Class A-2-II Call Redemption Premium is paid, such amount will be in lieu of any Series 2019-1 Class A-2 Make-Whole Prepayment Consideration otherwise required to be paid on the Notes being repaid in full.

(f)    Optional Prepayment of Series 2019-1 Class A-2 Notes. Subject to Section 3.6(e) and Section 3.6(g), the Co-Issuers shall have the option to prepay (including with the proceeds of equity contributions) the Outstanding Principal Amount of any Tranche of Series 2019-1 Class A-2 Notes in whole or in part on any Business Day that is specified as the Series 2019-1 Prepayment Date in the applicable Prepayment Notice (each, an “Optional Prepayment Date”); provided that no such optional prepayment may be made unless the following conditions shall be satisfied:

(i)    in the case of a prepayment of a Tranche in part:

(A)    the amount on deposit in the Series 2019-1 Class A-2 Distribution Account is sufficient to pay the principal amount of such Tranche to be prepaid and any Series 2019-1 Class A-2 Make-Whole Prepayment Consideration required pursuant to Section 3.6(e);

(B)    the amounts on deposit in, or allocable to, the Series 2019-1 Distribution Accounts to be distributed on the Quarterly Payment Date which coincides with, or immediately follows, such Optional Prepayment Date, as the case may be, are sufficient to pay (in addition to the amounts described in clause (i)(A)) the Prepayment Condition Amounts on such Quarterly Payment Date; and

(C)    if such prepayment is not made on a Quarterly Payment Date, the amounts on deposit in the Senior Notes Interest Payment Account allocable to such Tranche, or other available amounts, are sufficient to pay accrued interest on the principal amount of such Tranche to be prepaid in respect of the period prior to such Optional Prepayment Date; and

(ii)    in the case of an optional prepayment of a Tranche in whole:

(A)    the amounts on deposit in the Indenture Trust Accounts, the Series 2019-1 Class A-2 Distribution Account (after giving effect to any deposits on such Optional Prepayment Date pursuant to Section 3.6(i)(iii)) or other available amounts, in each case allocable to such Tranche, are sufficient to pay all outstanding monetary Obligations (including unreimbursed Advances with interest thereon at the Advance Interest Rate) in respect of such Tranche of the Series 2019-1 Class A-2 Notes set forth in the Priority of Payments after giving effect to the applicable allocations set forth therein on such Optional Prepayment Date, including unpaid interest accrued in respect of the period prior to such Optional Prepayment Date and any Prepayment Premium to be paid on such date, and

(B)    the amounts on deposit in the Collection Account, the Indenture Trust Accounts or otherwise available are reasonably expected by the Manager to be sufficient to pay the Prepayment Condition Amounts, other than with respect to such Tranche of the Series 2019-1 Class A-2 Notes, on the immediately following Quarterly Payment Date, if any, or are sufficient to pay such amounts on such Optional Prepayment Date, if such date is a Quarterly Payment Date, or, in each case, any shortfalls in such amounts have been deposited to the applicable accounts.

The Co-Issuers may prepay one or more Tranches of the Series 2019-1 Class A-2 Notes in whole or in part without prepayment in whole or part of the remaining Tranches of the Series 2019-1 Class A-2 Notes. The Co-Issuers may prepay any such Tranche in full at any time regardless of the number of prior optional prepayments or any minimum payment requirement. An Optional Prepayment in part of any Tranche on any Optional Prepayment Date that is not a Quarterly Payment Date shall be made in an amount equal to at least $5,000,000 (or such lesser amount (i) if effected on the same day as any partial mandatory prepayment or repayment or (ii) that is the remaining Outstanding Principal Amount of such Tranche).

(g)    Notices of Prepayments.

(i)    The Co-Issuers shall give prior written notice (each, a “Prepayment Notice”) at least fifteen (15) Business Days but not more than twenty (20) Business Days prior to any Series 2019-1 Prepayment with respect to the Series 2019-1 Class A-2 Notes pursuant to Section 3.6(f) to each Series 2019-1 Noteholder affected by such Series 2019-1 Prepayment, each of the Rating Agencies, the Trustee and the Servicer; provided that at the request of the Co-Issuers, such notice to the affected Series 2019-1 Noteholders shall be given by the Trustee in the name and at the expense of the Co-Issuers.

(ii)    With respect to each such Series 2019-1 Prepayment, the related Prepayment Notice shall, in each case, specify (A) the Series 2019-1 Prepayment Date on which such prepayment will be made, which in all cases shall be a Business Day, (B) the Series 2019-1 Prepayment Amount, (C) if such Series 2019-1 Prepayment is subject to Series 2019-1 Class A-2 Make-Whole Prepayment Consideration, the Series 2019-1 Class A-2 Make-Whole Prepayment Consideration Calculation Date selected by the Co-Issuers and (D) if such Series 2019-1 Prepayment is subject to a Series 2019-1 Class A-2-II Call Redemption Premium, the amount of such Series 2019-1 Class A-2-II Call Redemption Premium.

(iii)    Any such optional prepayment and Prepayment Notice may, in the Co-Issuers’ discretion, be subject to the satisfaction of one or more conditions precedent, including but not limited to the occurrence of a Change of Control. The Co-Issuers shall have the option to provide in any Prepayment Notice that the payment of the amounts set forth in Section 3.6(f) and the performance of the Co-Issuers’ obligations with respect to such optional prepayment may be performed by another Person.

(iv)    The Co-Issuers shall have the option, by written notice to the Trustee, the Control Party, the Rating Agencies and the affected Noteholders, to revoke, or amend the Series 2019-1 Prepayment Date set forth in, any Prepayment Notice relating to an optional prepayment at any time up to the second Business Day before the Series 2019-1 Prepayment Date set forth in such Prepayment Notice; provided that at the request of the Co-Issuers, such notice to the affected Series 2019-1 Noteholders shall be given by the Trustee in the name and at the expense of the Co-Issuers.

(v)    For the avoidance of doubt, a Voluntary Decrease or a Subfacility Decrease in respect of the Series 2019-1 Class A-1 Notes is governed by Section 2.2 and not by this Section 3.6.

(h)    Series 2019-1 Prepayments. Subject to Section 3.6(g), on each Series 2019-1 Prepayment Date with respect to any Series 2019-1 Prepayment, the Series 2019-1 Prepayment Amount, the Series 2019-1 Class A-2 Make-Whole Prepayment Consideration or the Series 2019-1 Class A-2-II Call Redemption Premium, if any, and any associated Breakage Amounts applicable to such Series 2019-1 Prepayment shall be due and payable (without duplication of any components of such the Series 2019-1 Prepayment Amount due and payable on such Series 2019-1 Prepayment Date, including Series 2019-1 Class A-1 Quarterly Interest Amount if such Series 2019-1 Prepayment Date coincides with a Quarterly Payment Date).

(i)    Distributions of Optional Prepayments of Series 2019-1 Class A-2 Notes.

(i)    No later than five (5) Business Days prior to the Series 2019-1 Prepayment Date for each Series 2019-1 Prepayment to be made pursuant to Section 3.6(f) in respect of the Series 2019-1 Class A-2 Notes, the Co-Issuers shall provide the Trustee with a written report instructing the Trustee to deposit the amounts set forth in such report (which shall include such amounts set forth in Section 3.6(f)(i)(C) or Section 3.6(f)(ii)(A) (after giving effect to the deposit set forth in Section 3.6(i)(iii)), as applicable), and in each case due and payable to the applicable Series 2019-1 Class A-2 Noteholders on such Series 2019-1 Prepayment Date, to the Series 2019-1 Class A-2 Distribution Account and thereafter apply the amounts on deposit therein in accordance with this Section 3.6(i). Such written report may be consolidated with additional payment instructions as necessary to effect other distributions occurring on, or substantially concurrently with, such Series 2019-1 Prepayment Date.

(ii)    On the Series 2019-1 Prepayment Date for each Series 2019-1 Prepayment to be made pursuant to Section 3.6(f) in respect of any one or more Tranches of the Series 2019-1 Class A-2 Notes, the Trustee shall, in accordance with Section 6.1 of the Base Indenture (except that, notwithstanding anything to the contrary therein, references to the distributions being made on a Quarterly Payment Date shall be deemed to be references to distributions made on such Series 2019-1 Prepayment Date and references to the Record Date shall be deemed to be references to the Prepayment Record Date), distribute to the Noteholders of the applicable Tranche of record on the preceding Prepayment Record Date on a pro rata basis, based on their respective portion of the Outstanding Principal Amount of such Tranche, the amount on deposit in the Series 2019-1 Class A-2 Distribution Account in order to pay (without duplication) (A) the applicable portion of the Outstanding Principal Amount of such Tranche and any applicable Series 2019-1 Class A-2 Make-Whole Prepayment Consideration with respect thereto, (B) in the case of an optional prepayment on a Series 2019-1 Prepayment Date that is not a Quarterly Payment Date, interest on such portion of the Outstanding Principal Amount of such Tranche being prepaid, and (C) in the case of an optional prepayment in whole, the outstanding monetary Obligations described in Section 3.6(f)(ii)(A), in each case due and payable on such Series 2019-1 Prepayment Date.

(iii)    If a Tranche is paid in whole on a Series 2019-1 Prepayment Date that is not a Weekly Allocation Date, the Co-Issuers shall have the option to instruct the Trustee to withdraw amounts on deposit in the Collection Account on such Series 2019-1 Prepayment Date and deposit such amounts in the Series 2019-1 Class A-2 Distribution Account, so long as the Residual Amount on the Weekly Allocation Date immediately following such Series 2019-1 Prepayment Date shall be greater than zero.

(j)    Indemnification Amounts; Insurance/Condemnation Proceeds; Asset Disposition Proceeds. Any Indemnification Amounts, Insurance/Condemnation Proceeds or Asset Disposition Proceeds allocated to the Senior Notes Principal Payment Account in accordance with Section 5.10(i) of the Base Indenture shall be withdrawn from the Senior Notes Principal Payment Account in accordance with Section 5.11(d) of the Base Indenture and deposited in the applicable Series 2019-1 Distribution Accounts and used to prepay first, if a Series 2019-1 Class A-1 Notes Amortization Period is continuing or if a Rapid Amortization Event has occurred and is continuing, the Series 2019-1 Class A-1 Notes (in accordance with the order of distribution of principal payments set forth in Section 4.02 of the Series 2019-1 Class A-1 Note Purchase Agreement) and, second, the Series 2019-1 Class A-2 Notes (based on their respective portion of the Series 2019-1 Class A-2 Outstanding Principal Amount), on the Quarterly Payment Date indicated in the Weekly Manager’s Certificate. In connection with any prepayment made with Indemnification Amounts or Insurance/Condemnation Proceeds pursuant to this Section 3.6(j), the Co-Issuers shall not be obligated to pay any Series 2019-1 Class A-2 Make-Whole Prepayment Consideration. The Co-Issuers shall, however, be obligated to pay any applicable Series 2019-1 Class A-2 Make-Whole Prepayment Consideration required to be paid pursuant to Section 3.6(e) in connection with any prepayment made with Asset Disposition Proceeds pursuant to this Section 3.6(j); provided, for avoidance of doubt, that it shall not constitute an Event of Default if any such Series 2019-1 Class A-2 Make-Whole Prepayment Consideration is not paid because insufficient funds are available to pay such Series 2019-1 Class A-2 Make-Whole Prepayment Consideration, in accordance with the Priority of Payments.

(k)    Series 2019-1 Notices of Final Payment. The Co-Issuers shall notify the Trustee, the Servicer and each of the Rating Agencies of the Series 2019-1 Final Payment Date of a Tranche on or before the Prepayment Record Date preceding such Series 2019-1 Prepayment Date; provided, however, that with respect to any Series 2019-1 Final Payment that is made in connection with any mandatory or optional prepayment in full, the Co-Issuers shall not be obligated to provide any additional notice to the Trustee or the Rating Agencies of such Series 2019-1 Final Payment beyond the notice required to be given in connection with such prepayment pursuant to Section 3.6(g). The Trustee shall provide any written notice required under this Section 3.6(k) to each Person in whose name such Tranche of Series 2019-1 Notes is registered at the close of business on such Prepayment Record Date of the Series 2019-1 Prepayment Date that will be the Series 2019-1 Final Payment Date for such Tranche. Such written notice to be sent to the Series 2019-1 Noteholders shall be made at the expense of the Co-Issuers and shall be mailed by the Trustee within five (5) Business Days of receipt of notice from the Co-Issuers indicating that the Series 2019-1 Final Payment will be made and shall specify that such Series 2019-1 Final Payment will be payable only upon presentation and surrender of the related Tranche of Series 2019-1 Notes, which such surrender shall also constitute a general release by the applicable Noteholder from any claims against the Securitization Entities, the Manager, the Trustee and their affiliates, and shall specify the place where the related Tranche of Series 2019-1 Notes may be presented and surrendered for such Series 2019-1 Final Payment.

Section 3.7    Series 2019-1 Class A-1 Distribution Account.

(a)    Establishment of Series 2019-1 Class A-1 Distribution Account. The Trustee has established and shall maintain in the name of the Trustee for the benefit of the Series 2019-1 Class A-1 Noteholders an account (the “Series 2019-1 Class A-1 Distribution Account”), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Series 2019-1 Class A-1 Noteholders. The Series 2019-1 Class A-1 Distribution Account shall be an Eligible Account. Initially, the Series 2019-1 Class A-1 Distribution Account will be established with the Trustee.

(b)    Series 2019-1 Class A-1 Distribution Account Constitutes Additional Collateral for Series 2019-1 Class A-1 Notes. In order to secure and provide for the repayment and payment of the Obligations with respect to the Series 2019-1 Class A-1 Notes, the Co-Issuers hereby grant a security interest in and assign, pledge, grant, transfer and set over to the Trustee, for the benefit of the Series 2019-1 Class A-1 Noteholders, all of the Co-Issuers’ right, title and interest, if any, in and to the following (whether now or hereafter existing or acquired): (i) the Series 2019-1 Class A-1 Distribution Account, including any security entitlement with respect thereto; (ii) all funds and other property (including, without limitation, Financial Assets) on deposit therein from time to time; (iii) all certificates and instruments, if any, representing or evidencing any or all of the Series 2019-1 Class A-1 Distribution Account or the funds on deposit therein from time to time; (iv) all interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for the Series 2019-1 Class A-1 Distribution Account or the funds on deposit therein from time to time; and (v) all proceeds of any and all of the foregoing, including, without limitation, cash (the items in the foregoing clauses (i) through (v) are referred to, collectively, as the “Series 2019-1 Class A-1 Distribution Account Collateral”).

(c)    Termination of Series 2019-1 Class A-1 Distribution Account. On or after the date on which (1) all accrued and unpaid interest on and principal of all Outstanding Series 2019-1 Class A-1 Notes have been paid, (2) all Undrawn L/C Face Amounts have expired or have been cash collateralized in accordance with the terms of the Series 2019-1 Class A-1 Note Purchase Agreement (after giving effect to the provisions of Section 4.04 of the Series 2019-1 Class A-1 Note Purchase Agreement), (3) all fees and expenses and other amounts then due and payable under the Series 2019-1 Class A-1 Note Purchase Agreement have been paid and (4) all Commitments have been terminated in full, the Trustee, acting in accordance with the written instructions of the Co-Issuers (or the Manager on their behalf), shall withdraw from the Series 2019-1 Class A-1 Distribution Account all amounts on deposit therein (and the proceeds of any other instruments and other property credited thereto) for distribution pursuant to the Priority of Payments and all Liens, if any, created in favor of the Trustee for the benefit of the Series 2019-1 Class A-1 Noteholders under the Base Indenture with respect to Series 2019-1 Class A-1 Distribution Account shall be automatically released, and the Trustee, upon written request of the Co-Issuers, at the written direction of the Control Party, shall execute and deliver to the Co-Issuers any and all documentation reasonably requested and prepared by the Co-Issuers at the Co-Issuers’ expense to effect or evidence the release by the Trustee of the Series 2019-1 Class A-1 Noteholders’ security interest in the Series 2019-1 Class A-1 Distribution Account Collateral.

Section 3.8    Series 2019-1 Class A-2 Distribution Account.

(a)    Establishment of Series 2019-1 Class A-2 Distribution Account. The Trustee has established and shall maintain in the name of the Trustee for the benefit of the Series 2019-1 Class A-2 Noteholders an account (the “Series 2019-1 Class A-2 Distribution Account”), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Series 2019-1 Class A-2 Noteholders. The Series 2019-1 Class A-2 Distribution Account shall be an Eligible Account. Initially, the Series 2019-1 Class A-2 Distribution Account will be established with the Trustee.

(b)    Series 2019-1 Class A-2 Distribution Account Constitutes Additional Collateral for Series 2019-1 Class A-2 Notes. In order to secure and provide for the repayment and payment of the Obligations with respect to the Series 2019-1 Class A-2 Notes, the Co-Issuers hereby grant a security interest in and assign, pledge, grant, transfer and set over to the Trustee, for the benefit of the Series 2019-1 Class A-2 Noteholders, all of the Co-Issuers’ right, title and interest, if any, in and to the following (whether now or hereafter existing or acquired): (i) the Series 2019-1 Class A-2 Distribution Account, including any security entitlement with respect thereto; (ii) all funds and other property (including, without limitation, Financial Assets) on deposit therein from time to time; (iii) all certificates and instruments, if any, representing or evidencing any or all of the Series 2019-1 Class A-2 Distribution Account or the funds on deposit therein from time to time; (iv) all interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for the Series 2019-1 Class A-2 Distribution Account or the funds on deposit therein from time to time; and (v) all proceeds of any and all of the foregoing, including, without limitation, cash (the items in the foregoing clauses (i) through (v) are referred to, collectively, as the “Series 2019-1 Class A-2 Distribution Account Collateral”).

(c)    Termination of Series 2019-1 Class A-2 Distribution Account. On or after the date on which all accrued and unpaid interest on and principal of all Outstanding Series 2019-1 Class A-2 Notes have been paid, the Trustee, acting in accordance with the written instructions of the Co-Issuers (or the Manager on their behalf), shall withdraw from the Series 2019-1 Class A-2 Distribution Account all amounts on deposit therein (and the proceeds of any other instruments and other property credited thereto) for distribution pursuant to the Priority of Payments and all Liens, if any, created in favor of the Trustee for the benefit of the Series 2019-1 Class A-2 Noteholders under the Base Indenture with respect to Series 2019-1 Class A-2 Distribution Account shall be automatically released, and the Trustee, upon written request of the Co-Issuers, at the written direction of the Control Party, shall execute and deliver to the Co-Issuers any and all documentation reasonably requested and prepared by the Co-Issuers at the Co-Issuers’ expense to effect or evidence the release by the Trustee of the Series 2019-1 Class A-2 Noteholders’ security interest in the Series 2019-1 Class A-2 Distribution Account Collateral.

Section 3.9    Trustee as Securities Intermediary.

(a)    The Trustee or other Person holding the Series 2019-1 Distribution Accounts shall be the “Series 2019-1 Securities Intermediary.” If the Series 2019-1 Securities Intermediary in respect of any Series 2019-1 Distribution Account is not the Trustee, the Co-Issuers shall obtain the express agreement of such other Person to the obligations of the Series 2019-1 Securities Intermediary set forth in this Section 3.9.

(b)    The Series 2019-1 Securities Intermediary agrees that:

(i)    The Series 2019-1 Distribution Accounts are accounts to which Financial Assets will or may be credited;

(ii)    The Series 2019-1 Distribution Accounts are “securities accounts” within the meaning of Section 8-501 of the New York UCC and the Series 2019-1 Securities Intermediary qualifies as a “securities intermediary” under Section 8-102(a) of the New York UCC;

(iii)    All securities or other property (other than cash) underlying any Financial Assets credited to any Series 2019-1 Distribution Account shall be registered in the name of the Series 2019-1 Securities Intermediary, indorsed to the Series 2019-1 Securities Intermediary or in blank or credited to another securities account maintained in the name of the Series 2019-1 Securities Intermediary, and in no case will any Financial Asset credited to any Series 2019-1 Distribution Account be registered in the name of any Co-Issuer, payable to the order of any Co-Issuer or specially indorsed to any Co-Issuer;

(iv)    All property delivered to the Series 2019-1 Securities Intermediary pursuant to the Series 2019-1 Supplement will be promptly credited to the appropriate Series 2019-1 Distribution Account;

(v)    Each item of property (whether investment property, security, instrument or cash) credited to any Series 2019-1 Distribution Account shall be treated as a Financial Asset;

(vi)    If at any time the Series 2019-1 Securities Intermediary shall receive any entitlement order from the Trustee (including those directing transfer or redemption of any Financial Asset) relating to the Series 2019-1 Distribution Accounts, the Series 2019-1 Securities Intermediary shall comply with such entitlement order without further consent by any Co-Issuer, any other Securitization Entity or any other Person;

(vii)    The Series 2019-1 Distribution Accounts shall be governed by the laws of the State of New York, regardless of any provision of any other agreement. For purposes of all applicable UCCs, the State of New York shall be deemed to the Series 2019-1 Securities Intermediary’s jurisdiction and the Series 2019-1 Distribution Accounts (as well as the “security entitlements” (as defined in Section 8-102(a)(17) of the New York UCC) related thereto) shall be governed by the laws of the State of New York;

(viii)    The Series 2019-1 Securities Intermediary has not entered into, and until termination of the Series 2019-1 Supplement will not enter into, any agreement with any other Person relating to the Series 2019-1 Distribution Accounts and/or any Financial Assets credited thereto pursuant to which it has agreed to comply with “entitlement orders” (as defined in Section 8-102(a)(8) of the New York UCC) of such other Person, and the Series 2019-1 Securities Intermediary has not entered into, and until the termination of the Series 2019-1 Supplement will not enter into, any agreement with the Co-Issuers purporting to limit or condition the obligation of the Series 2019-1 Securities Intermediary to comply with entitlement orders as set forth in Section 3.9(b)(vi); and

(ix)    Except for the claims and interest of the Trustee, the Secured Parties and the Securitization Entities in the Series 2019-1 Distribution Accounts, neither the Series 2019-1 Securities Intermediary nor, in the case of the Trustee, any Trust Officer knows of any claim to, or interest in, any Series 2019-1 Distribution Account or any Financial Asset credited thereto. If the Series 2019-1 Securities Intermediary or, in the case of the Trustee, a Trust Officer has Actual Knowledge of the assertion by any other person of any Lien, encumbrance or adverse claim (including any writ, garnishment, judgment, warrant of attachment, execution or similar process) against any Series 2019-1 Distribution Account or any Financial Asset carried therein, the Series 2019-1 Securities Intermediary shall deliver prompt written notice to the Series 2019-1 Class A-1 Administrative Agent, the Trustee, the Manager, the Servicer and the Co-Issuers thereof.

(c)    At any time after the occurrence and during the continuation of an Event of Default, the Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Series 2019-1 Distribution Accounts and in all proceeds thereof, and shall (acting at the direction of the Control Party (at the direction of the Controlling Class Representative)) be the only Person authorized to originate entitlement orders in respect of the Series 2019-1 Distribution Accounts; provided, however, that at all other times the Co-Issuers shall be authorized to instruct the Trustee to originate entitlement orders in respect of the Series 2019-1 Distribution Accounts.

Section 3.10    Manager. Pursuant to the Management Agreement, the Manager has agreed to provide certain reports, notices, instructions and other services on behalf of the Co-Issuers. The Series 2019-1 Noteholders by their acceptance of the Series 2019-1 Notes consent to the provision of such reports and notices to the Trustee by the Manager in lieu of the Co-Issuers. Any such reports and notices that are required to be delivered to the Series 2019-1 Noteholders hereunder will be made available on the Trustee’s website in the manner set forth in Section 4.4 of the Base Indenture.

Section 3.11    Replacement of Ineligible Accounts. If, at any time, either of the Series 2019-1 Class A-1 Distribution Account or the Series 2019-1 Class A-2 Distribution Account shall cease to be an Eligible Account (each, a “Series 2019-1 Ineligible Account”), the Co-Issuers shall (i) within five (5) Business Days of obtaining Actual Knowledge thereof, notify the Control Party thereof and (ii) within sixty (60) days of obtaining Actual Knowledge thereof, (A) establish, or cause to be established, a new account that is an Eligible Account in substitution for such Series 2019-1 Ineligible Account, (B) following the establishment of such new Eligible Account, transfer or, with respect to the Trustee Accounts maintained at the Trustee, instruct the Trustee in writing to transfer all cash and investments from such Series 2019-1 Ineligible Account into such new Eligible Account and (C) pledge, or cause to be pledged, such new Eligible Account to the Trustee for the benefit of the Secured Parties and, if such new Eligible Account is not established with the Trustee, cause such new Eligible Account to be subject to an Account Control Agreement in form and substance reasonably acceptable to the Control Party and the Trustee.

ARTICLE IV

FORM OF SERIES 2019-1 NOTES

Section 4.1    Issuance of Series 2019-1 Class A-1 Notes.

(a)    The Series 2019-1 Class A-1 Advance Notes will be issued in the form of definitive notes in fully registered form without interest coupons, substantially in the form set forth in Exhibit A-1-1 hereto, and will be issued to the Series 2019-1 Class A-1 Noteholders (other than the Series 2019-1 Class A-1 Subfacility Noteholders) pursuant to and in accordance with the Series 2019-1 Class A-1 Note Purchase Agreement and shall be duly executed by the Co-Issuers and authenticated by the Trustee in the manner set forth in Section 2.4 of the Base Indenture. Other than in accordance with the Series 2019-1 Supplement and the Series 2019-1 Class A-1 Note Purchase Agreement, the Series 2019-1 Class A-1 Advance Notes will not be permitted to be transferred, assigned, exchanged or otherwise pledged or conveyed by such Series 2019-1 Class A-1 Noteholders. The Series 2019-1 Class A-1 Advance Notes shall bear a face amount equal in the aggregate to up to the Series 2019-1 Class A-1 Notes Maximum Principal Amount as of the Series 2019-1 Closing Date, and shall be initially issued in an aggregate outstanding principal amount equal to the Series 2019-1 Class A-1 Initial Advance Principal Amount pursuant to Section 2.1(a). The Trustee shall record any Increases or Decreases with respect to the Series 2019-1 Class A-1 Outstanding Principal Amount such that, subject to Section 4.1(d), the principal amount of the Series 2019-1 Class A-1 Advance Notes that are Outstanding accurately reflects all such Increases and Decreases.

(b)    The Series 2019-1 Class A-1 Swingline Notes will be issued in the form of definitive notes in fully registered form without interest coupons, substantially in the form set forth in Exhibit A-1-2 hereto, and will be issued to the Swingline Lender pursuant to and in accordance with the Series 2019-1 Class A-1 Note Purchase Agreement and shall be duly executed by the Co-Issuers and authenticated by the Trustee in the manner set forth in Section 2.4 of the Base Indenture. Other than in accordance with the Series 2019-1 Supplement and the Series 2019-1 Class A-1 Note Purchase Agreement, the Series 2019-1 Class A-1 Swingline Notes will not be permitted to be transferred, assigned, exchanged or otherwise pledged or conveyed by the Swingline Lender. The Series 2019-1 Class A-1 Swingline Note shall bear a face amount equal in the aggregate to up to the Swingline Commitment as of the Series 2019-1 Closing Date, and shall be initially issued in an aggregate outstanding principal amount equal to the Series 2019-1 Class A-1 Initial Swingline Principal Amount pursuant to Section 2.1(b)(i). The Series 2019-1 Class A-1 Administrative Agent shall record any Subfacility Increases or Subfacility Decreases with respect to the Swingline Loans such that, subject to Section 4.1(d), the aggregate principal amount of the Series 2019-1 Class A-1 Swingline Notes that is Outstanding accurately reflects all such Subfacility Increases and Subfacility Decreases.

(c)    The Series 2019-1 Class A-1 L/C Notes will be issued in the form of definitive notes in fully registered form without interest coupons, substantially in the form set forth in Exhibit A-1-3 hereto, and will be issued to the L/C Provider pursuant to and in accordance with the Series 2019-1 Class A-1 Note Purchase Agreement and shall be duly executed by the Co-Issuers and authenticated by the Trustee in the manner set forth in Section 2.4 of the Base Indenture. Other than in accordance with the Series 2019-1 Supplement and the Series 2019-1 Class A-1 Note Purchase Agreement, the Series 2019-1 Class A-1 L/C Notes will not be permitted to be transferred, assigned, exchanged or otherwise pledged or conveyed by the L/C Provider. The Series 2019-1 Class A-1 L/C Notes shall bear a face amount equal in the aggregate to up to the L/C Commitment as of the Series 2019-1 Closing Date, and shall be initially issued in an aggregate amount equal to the Series 2019-1 Class A-1 Initial Aggregate Undrawn L/C Face Amount pursuant to Section 2.1(b)(ii). The Series 2019-1 Class A-1 Administrative Agent shall record any Subfacility Increases or Subfacility Decreases with respect to Undrawn L/C Face Amounts or Unreimbursed L/C Drawings, as applicable, such that, subject to Section 4.1(d), the aggregate amount of the Series 2019-1 Class A-1 L/C Notes that is Outstanding accurately reflects all such Subfacility Increases and Subfacility Decreases. All Undrawn L/C Face Amounts shall be deemed to be “principal” outstanding under the Series 2019-1 Class A-1 L/C Notes for all purposes of the Indenture and the other Transaction Documents other than for purposes of accrual of interest.

(d)    For the avoidance of doubt, notwithstanding that the aggregate face amount of the Series 2019-1 Class A-1 Notes will exceed the Series 2019-1 Class A-1 Notes Maximum Principal Amount, at no time will the principal amount actually outstanding of the Series 2019-1 Class A-1 Advance Notes, the Series 2019-1 Class A-1 Swingline Notes and the Series 2019-1 Class A-1 L/C Notes in the aggregate exceed the Series 2019-1 Class A-1 Notes Maximum Principal Amount.

(e)    The Series 2019-1 Class A-1 Notes may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or as may, consistently herewith, be determined by the Authorized Officers executing such Series 2019-1 Class A-1 Notes, as evidenced by their execution of the Series 2019-1 Class A-1 Notes. The Series 2019-1 Class A-1 Notes may be produced in any manner, all as determined by the Authorized Officers executing such Series 2019-1 Class A-1 Notes, as evidenced by their execution of such Series 2019-1 Class A-1 Notes. The initial sale of the Series 2019-1 Class A-1 Notes is limited to Persons who have executed the Series 2019-1 Class A-1 Note Purchase Agreement. The Series 2019-1 Class A-1 Notes may be resold only to the Co-Issuers, their Affiliates, and Persons who are not Competitors (except that Series 2019-1 Class A-1 Notes may be resold to Persons who are Competitors with the written consent of the Co-Issuers) in compliance with the terms of the Series 2019-1 Class A-1 Note Purchase Agreement.

Section 4.2    Issuance of Series 2019-1 Class A-2 Notes.

(a)    The Series 2019-1 Class A-2-I Notes and the Series 2019-1 Class A-2-II Notes may be offered and sold in the applicable Series 2019-1 Class A-2 Initial Principal Amount on the Series 2019-1 Closing Date by the Co-Issuers pursuant to the Series 2019-1 Class A-2 Note Purchase Agreement. The Series 2019-1 Class A-2 Notes will be resold initially only to the Co-Issuers or their Affiliates or (A) in the United States, to Persons who are not Competitors and who are QIBs purchasing for their own account or the account of one or more other Persons, each of which is a QIB, in reliance on Rule 144A and (B) outside the United States, to Persons who are not Competitors and who are not a U.S. person (as defined in Regulation S) (a “U.S. Person”) in reliance on Regulation S, purchasing for their own account or the account of one or more other Persons, each of which is a non-U.S. Person. The Series 2019-1 Class A-2 Notes may thereafter be transferred in reliance on Rule 144A and/or Regulation S and in accordance with the procedure described herein. The Series 2019-1 Class A-2 Notes will be Book-Entry Notes and DTC will be the Depository for the Series 2019-1 Class A-2 Notes. The Applicable Procedures shall be applicable to transfers of beneficial interests in the Series 2019-1 Class A-2 Notes. The Series 2019-1 Class A-2 Notes shall be issued in minimum denominations of $50,000 and integral multiples of $1,000 in excess thereof.

(b)    Global Notes.

(i)    Rule 144A Global Notes. The Series 2019-1 Class A-2 Notes offered and sold in their initial distribution in reliance upon Rule 144A will be issued in the form of one or more global notes in fully registered form, without coupons, substantially in the form set forth in Exhibit A-2-1 hereto, registered in the name of Cede & Co. (“Cede”), as nominee of DTC, and deposited with the Trustee, as custodian for DTC

(collectively, for purposes of this Section 4.2 and Section 4.4, the “Rule 144A Global Notes”). The aggregate initial principal amount of the Rule 144A Global Notes may from time to time be increased or decreased by adjustments made on the records of the Trustee, as custodian for DTC, in connection with a corresponding decrease or increase in the aggregate initial principal amount of the corresponding class of Temporary Regulation S Global Notes or Permanent Regulation S Global Notes, as hereinafter provided.

(ii)    Temporary Regulation S Global Notes and Permanent Regulation S Global Notes. Any Series 2019-1 Class A-2 Notes offered and sold on the Series 2019-1 Closing Date in reliance upon Regulation S will be issued in the form of one or more global notes in fully registered form, without coupons, substantially in the form set forth in Exhibit A-2-2 hereto, registered in the name of Cede, as nominee of DTC, and deposited with the Trustee, as custodian for DTC, for credit to the respective accounts at DTC of the designated agents holding on behalf of Euroclear or Clearstream. Until such time as the Restricted Period shall have terminated with respect to any Series 2019-1 Class A-2 Note, such Series 2019-1 Class A-2 Notes shall be referred to herein collectively, for purposes of this Section 4.2 and Section 4.4, as the “Temporary Regulation S Global Notes.” After such time as the Restricted Period shall have terminated, the Temporary Regulation S Global Notes shall be exchangeable, in whole or in part, for interests in one or more permanent global notes in registered form without interest coupons, substantially in the form set forth in Exhibit A-2-3 hereto, as hereinafter provided (collectively, for purposes of this Section 4.2 and Section 4.4, the “Permanent Regulation S Global Notes”). The aggregate principal amount of the Temporary Regulation S Global Notes or the Permanent Regulation S Global Notes may from time to time be increased or decreased by adjustments made on the records of the Trustee, as custodian for DTC, in connection with a corresponding decrease or increase of aggregate principal amount of the corresponding Rule 144A Global Notes, as hereinafter provided.

(c)    Definitive Notes. The Series 2019-1 Global Notes shall be exchangeable in their entirety for one or more definitive notes in registered form, without interest coupons (collectively, for purposes of this Section 4.2 and Section 4.4, the “Definitive Notes”) pursuant to Section 2.13 of the Base Indenture and this Section 4.2(c) in accordance with their terms and, upon complete exchange thereof, such Series 2019-1 Global Notes shall be surrendered for cancellation at the applicable Corporate Trust Office.

Section 4.3    Transfer Restrictions of Series 2019-1 Class A-1 Notes.

(a)    Subject to the terms of the Indenture and the Series 2019-1 Class A-1 Note Purchase Agreement, the holder of any Series 2019-1 Class A-1 Advance Note may transfer the same in whole or in part, in an amount equivalent to an authorized denomination, by surrendering such Series 2019-1 Class A-1 Advance Note at the applicable Corporate Trust Office, with the form of transfer endorsed on it duly completed and executed by, or accompanied by a written instrument of transfer in form satisfactory to the Co-Issuers and the Note Registrar by, the holder thereof or his attorney duly authorized in writing, with such signature guaranteed by an “eligible guarantor institution” meeting the requirements of the Note Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, and accompanied by a certificate substantially in the form of Exhibit B-1 hereto; provided that if the holder of any Series 2019-1 Class A-1 Advance Note transfers, in whole or in part, its interest in any Series 2019-1 Class A-1 Advance Note pursuant to (i) an Assignment and Assumption Agreement substantially in the form of Exhibit B to the Series 2019-1 Class A-1 Note Purchase Agreement or (ii) an Investor Group Supplement substantially in the form of Exhibit C to the Series 2019-1 Class A-1 Note Purchase Agreement, then such Series 2019-1 Class A-1 Noteholder will not be required to submit a certificate substantially in the form of Exhibit B-1 hereto upon transfer of its interest in such Series 2019-1 Class A-1 Advance Note. In exchange for any Series 2019-1 Class A-1 Advance Note properly presented for transfer, the Co-Issuers shall execute and the Trustee shall promptly authenticate and deliver or cause to be authenticated and delivered in compliance with applicable law, to the transferee at such office, or send by mail (at the risk of the transferee) to such address as the transferee may request, Series 2019-1 Class A-1 Advance Notes for the same aggregate principal amount as was transferred. In the case of the transfer of any Series 2019-1 Class A-1 Advance Note in part, the Co-Issuers shall execute and the Trustee shall promptly authenticate and deliver or cause to be authenticated and delivered to the transferor at such office, or send by mail (at the risk of the transferor) to such address as the transferor may request, Series 2019-1 Class A-1 Notes for the aggregate principal amount that was not transferred. No transfer of any Series 2019-1 Class A-1 Advance Note shall be made unless the request for such transfer is made by the Series 2019-1 Class A-1 Noteholder at such office. Neither the Co-Issuers nor the Trustee shall be liable for any delay in delivery of transfer instructions and each may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of transferred Series 2019-1 Class A-1 Advance Notes, the Trustee shall recognize the holders of such Series 2019-1 Class A-1 Advance Note as Series 2019-1 Class A-1 Noteholders.

(b)    Subject to the terms of the Indenture and the Series 2019-1 Class A-1 Note Purchase Agreement, the Swingline Lender may transfer the Series 2019-1 Class A-1 Swingline Notes in whole but not in part by surrendering such Series 2019-1 Class A-1 Swingline Notes at the applicable Corporate Trust Office, with the form of transfer endorsed on it duly completed and executed by, or accompanied by a written instrument of transfer in form satisfactory to the Co-Issuers and the Note Registrar by, the holder thereof or his attorney duly authorized in writing, with such signature guaranteed by an “eligible guarantor institution” meeting the requirements of the Note Registrar, which requirements include membership or participation in the STAMP or such other “signature guarantee program” as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, and accompanied by an assignment agreement pursuant to Section 9.17(d) of the Series 2019-1 Class A-1 Note Purchase Agreement. In exchange for any Series 2019-1 Class A-1 Swingline Note properly presented for transfer, the Co-Issuers shall execute and the Trustee shall promptly authenticate and deliver or cause to be authenticated and delivered in compliance with applicable law, to the transferee at such office, or send by mail (at the risk of the transferee) to such address as the transferee may request, a Series 2019-1 Class A-1 Swingline Note for the same aggregate principal amount as was transferred. No transfer of any Series 2019-1 Class A-1 Swingline Note shall be made unless the request for such transfer is made by the Swingline Lender at such office. Neither the Co-Issuers nor the Trustee shall be liable for any delay in delivery of transfer instructions and each may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of any transferred Series 2019-1 Class A-1 Swingline Note, the Trustee shall recognize the holder of such Series 2019-1 Class A-1 Swingline Note as a Series 2019-1 Class A-1 Noteholder.

(c)    Subject to the terms of the Indenture and the Series 2019-1 Class A-1 Note Purchase Agreement, an L/C Provider may transfer any Series 2019-1 Class A-1 L/C Note in whole or in part, in an amount equivalent to an authorized denomination, by surrendering such Series 2019-1 Class A-1 L/C Note at the applicable Corporate Trust Office, with the form of transfer endorsed on it duly completed and executed by, or accompanied by a written instrument of transfer in form satisfactory to the Co-Issuers and the Note Registrar by, the holder thereof or his attorney duly authorized in writing, with such signature guaranteed by an “eligible guarantor institution” meeting the requirements of the Note Registrar, which requirements include membership or participation in the STAMP or such other “signature guarantee program” as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, and accompanied by an assignment agreement pursuant to Section 9.17(e) of the Class A-1 Note Purchase Agreement. In exchange for any Series 2019-1 Class A-1 L/C Note properly presented for transfer, the Co-Issuers shall execute and the Trustee shall promptly authenticate and deliver or cause to be authenticated and delivered in compliance with applicable law, to the transferee at such office, or send by mail (at the risk of the transferee) to such address as the transferee may request, Series 2019-1 Class A-1 L/C Notes for the same aggregate principal amount as was transferred. In the case of the transfer of any Series 2019-1 Class A-1 L/C Note in part, the Co-Issuers shall execute and the Trustee shall promptly authenticate and deliver or cause to be authenticated and delivered to the transferor at such office, or send by mail (at the risk of transferor) to such address as the transferor may request, Series 2019-1 Class A-1 L/C Notes for the aggregate principal amount that was not transferred. No transfer of any Series 2019-1 Class A-1 L/C Note shall be made unless the request for such transfer is made by an L/C Provider at such office. Neither the Co-Issuers nor the Trustee shall be liable for any delay in delivery of transfer instructions and each may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of any transferred Series 2019-1 Class A-1 L/C Note, the Trustee shall recognize the holder of such Series 2019-1 Class A-1 L/C Note as a Series 2019-1 Class A-1 Noteholder.

(d)    Each Series 2019-1 Class A-1 Note shall bear the following legend:

THE ISSUANCE AND SALE OF THIS SERIES 2019-1 CLASS A-1 NOTE (THIS “NOTE”) HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”), OR WITH ANY SECURITIES REGULATORY AUTHORITY OF ANY STATE OR OTHER RELEVANT JURISDICTION, AND NONE OF THE CO-ISSUERS HAS BEEN REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE “1940 ACT”). THIS NOTE AND ANY INTEREST HEREIN MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY TO PERSONS WHO ARE NOT COMPETITORS (AS DEFINED IN THE INDENTURE), UNLESS THE CO-ISSUERS GIVE WRITTEN CONSENT TO SUCH OFFER, SALE, PLEDGE OR OTHER TRANSFER, AND IN ACCORDANCE WITH THE PROVISIONS OF THE SERIES 2019-1 CLASS A-1 NOTE PURCHASE AGREEMENT, DATED AS OF JUNE 5, 2019 (AS AMENDED, SUPPLEMENTED OR MODIFIED, THE “SERIES 2019-1 CLASS A-1 NOTE PURCHASE AGREEMENT”), BY AND AMONG THE CO-ISSUERS, DINE BRANDS GLOBAL, INC., AS THE MANAGER, THE GUARANTORS, THE CONDUIT INVESTORS, THE COMMITTED NOTE PURCHASERS, THE FUNDING AGENTS, AND BARCLAYS BANK PLC, AS L/C PROVIDER, SWINGLINE LENDER AND ADMINISTRATIVE AGENT.

The required legend set forth above shall not be removed from the Series 2019-1 Class A-1 Notes except as provided herein.

Section 4.4    Transfer Restrictions of Series 2019-1 Class A-2 Notes.

(a)    A Series 2019-1 Global Note may not be transferred, in whole or in part, to any Person other than DTC or a nominee thereof, or to a successor Depository or to a nominee of a successor Depository, and no such transfer to any such other Person may be registered; provided, however, that this Section 4.4(a) shall not prohibit any transfer of a Series 2019-1 Class A-2 Note that is issued in exchange for a Series 2019-1 Global Note in accordance with Section 2.8 of the Base Indenture and shall not prohibit any transfer of a beneficial interest in a Series 2019-1 Global Note effected in accordance with the other provisions of this Section 4.4.

(b)    The transfer by a Series 2019-1 Note Owner holding a beneficial interest in a Class A-2 Note in the form of a Rule 144A Global Note to a Person who wishes to take delivery thereof in the form of a beneficial interest in the Rule 144A Global Note shall be made upon the deemed representation of the transferee that it is purchasing for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a QIB and not a Competitor, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Co-Issuers as such transferee has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon its foregoing representations in order to claim the exemption from registration provided by Rule 144A.

(c)    If a Series 2019-1 Note Owner holding a beneficial interest in a Class A-2 Note in the form of a Rule 144A Global Note wishes at any time to exchange its interest in such Rule 144A Global Note for an interest in the Temporary Regulation S Global Note, or to transfer such interest to a Person who wishes to take delivery thereof in the form of a beneficial interest in the Temporary Regulation S Global Note, such exchange or transfer may be effected, subject to the Applicable Procedures, only in accordance with the provisions of this Section 4.4(c). Upon receipt by the Note Registrar, at the applicable Corporate Trust Office, of (i) written instructions given in accordance with the Applicable Procedures from a Clearing Agency Participant directing the Note Registrar to credit or cause to be credited to a specified Clearing Agency Participant’s account a beneficial interest in the Temporary Regulation S Global Note, in a principal amount equal to that of the beneficial interest in such Rule 144A Global Note to be so exchanged or transferred, (ii) a written order given in accordance with the Applicable Procedures containing information regarding the account of the Clearing Agency Participant (and the Euroclear or Clearstream account, as the case may be) to be credited with, and the account of the Clearing Agency Participant to be debited for, such beneficial interest and (iii) a certificate in substantially the form set forth in Exhibit B-2 hereto given by the Series 2019-1 Class A-2 Note Owner holding such beneficial interest in such Rule 144A Global Note, the Note Registrar shall instruct the Trustee, as custodian of DTC, to reduce the principal amount of the Rule 144A Global Note, and to increase the principal amount of the Temporary Regulation S Global Note, by the principal amount of the beneficial interest in such Rule 144A Global Note to be so exchanged or transferred, and to credit or cause to be credited to the account of the Person specified in such instructions (which shall be the Clearing Agency Participant for Euroclear or Clearstream or both, as the case may be) a beneficial interest in the Temporary Regulation S Global Note having a principal amount equal to the amount by which the principal amount of such Rule 144A Global Note was reduced upon such exchange or transfer.

(d)    If a Series 2019-1 Class A-2 Note Owner holding a beneficial interest in a Rule 144A Global Note wishes at any time to exchange its interest in such Rule 144A Global Note for an interest in the Permanent Regulation S Global Note, or to transfer such interest to a Person who wishes to take delivery thereof in the form of a beneficial interest in the Permanent Regulation S Global Note, such exchange or transfer may be effected, subject to the Applicable Procedures, only in accordance with the provisions of this Section 4.4(d). Upon receipt by the Note Registrar, at the applicable Corporate Trust Office, of (i) written instructions given in accordance with the Applicable Procedures from a Clearing Agency Participant directing the Note Registrar to credit or cause to be credited to a specified Clearing Agency Participant’s account a beneficial interest in the Permanent Regulation S Global Note in a principal amount equal to that of the beneficial interest in such Rule 144A Global Note to be so exchanged or transferred, (ii) a written order given in accordance with the Applicable Procedures containing information regarding the account of the Clearing Agency Participant (and the Euroclear or Clearstream account, as the case may be) to be credited with, and the account of the Clearing Agency Participant to be debited for, such beneficial interest and (iii) a certificate in substantially the form of Exhibit B-3 hereto given by the Series 2019-1 Class A-2 Note Owner holding such beneficial interest in such Rule 144A Global Note, the Note Registrar shall instruct the Trustee, as custodian of DTC, to reduce the principal amount of such Rule 144A Global Note, and to increase the principal amount of the Permanent Regulation S Global Note, by the principal amount of the beneficial interest in such Rule 144A Global Note to be so exchanged or transferred, and to credit or cause to be credited to the account of the Person specified in such instructions (which shall be the Clearing Agency Participant for Euroclear or Clearstream or both, as the case may be) a beneficial interest in the Permanent Regulation S Global Note having a principal amount equal to the amount by which the principal amount of such Rule 144A Global Note was reduced upon such exchange or transfer.

(e)    If a Series 2019-1 Class A-2 Note Owner holding a beneficial interest in a Temporary Regulation S Global Note or a Permanent Regulation S Global Note wishes at any time to exchange its interest in such Temporary Regulation S Global Note or such Permanent Regulation S Global Note for an interest in the Rule 144A Global Note, or to transfer such interest to a Person who wishes to take delivery thereof in the form of a beneficial interest in the Rule 144A Global Note, such exchange or transfer may be effected, subject to the Applicable Procedures, only in accordance with the provisions of this Section 4.4(e). Upon receipt by the Note Registrar, at the applicable Corporate Trust Office, of (i) written instructions given in accordance with the Applicable Procedures from a Clearing Agency Participant directing the Note Registrar to credit or cause to be credited to a specified Clearing Agency Participant’s account a beneficial interest in the Rule 144A Global Note in a principal amount equal to that of the beneficial interest in such Temporary Regulation S Global Note or such Permanent Regulation S Global Note, as the case may be, to be so exchanged or transferred, (ii) a written order given in accordance with the Applicable Procedures containing information regarding the account of the Clearing Agency Participant (and the Euroclear or Clearstream account, as the case may be) to be credited with, and the account of the Clearing Agency Participant to be debited for, such beneficial interest and (iii) with respect to a transfer of a beneficial interest in such Temporary Regulation S Global Note (but not such Permanent Regulation S Global Note), a certificate in substantially the form set forth in Exhibit B-4 hereto given by such Series 2019-1 Class A-2 Note Owner holding such beneficial interest in such Temporary Regulation S Global Note, the Note Registrar shall instruct the Trustee, as custodian of DTC, to reduce the principal amount of such Temporary Regulation S Global Note or such Permanent Regulation S Global Note, as the case may be, and to increase the principal amount of the Rule 144A Global Note, by the principal amount of the beneficial interest in such Temporary Regulation S Global Note or such Permanent Regulation S Global Note to be so exchanged or transferred, and to credit or cause to be credited to the account of the Person specified in such instructions (which shall be the Clearing Agency Participant for DTC) a beneficial interest in the Rule 144A Global Note having a principal amount equal to the amount by which the principal amount of such Temporary Regulation S Global Note or such Permanent Regulation S Global Note, as the case may be, was reduced upon such exchange or transfer.

(f)    In the event that a Series 2019-1 Global Note or any portion thereof is exchanged for Series 2019-1 Class A-2 Notes other than Series 2019-1 Global Notes, such other Series 2019-1 Class A-2 Notes may in turn be exchanged (upon transfer or otherwise) for Series 2019-1 Class A-2 Notes that are not Series 2019-1 Global Notes or for a beneficial interest in a Series 2019-1 Global Note (if any is then outstanding) only in accordance with such procedures as may be adopted from time to time by the Co-Issuers and the Note Registrar, which shall be substantially consistent with the provisions of Section 4.4(a) through Section 4.4(e) and Section 4.4(g) (including the certification requirement intended to ensure that transfers and exchanges of beneficial interests in a Series 2019-1 Global Note comply with Rule 144A or Regulation S under the 1933 Act, as the case may be) and any Applicable Procedures.

(g)    Until the termination of the Restricted Period with respect to any Series 2019-1 Class A-2 Note, interests in the Temporary Regulation S Global Notes representing such Series 2019-1 Class A-2 Note may be held only through Clearing Agency Participants acting for and on behalf of Euroclear and Clearstream; provided that this Section 4.4(g) shall not prohibit any transfer in accordance with Section 4.4(d). After the expiration of the applicable Restricted Period, interests in the Permanent Regulation S Global Notes may be transferred without requiring any certifications other than those set forth in this Section 4.4.

(h)    The Series 2019-1 Class A-2 Notes Rule 144A Global Notes, the Series 2019-1 Class A-2 Notes Temporary Regulation S Global Notes and the Series 2019-1 Class A-2 Notes Permanent Regulation S Global Notes shall bear the following legend:

THE ISSUANCE AND SALE OF THIS SERIES 2019-1 CLASS A-2 NOTE HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”), OR WITH ANY SECURITIES REGULATORY AUTHORITY OF ANY STATE OR OTHER RELEVANT JURISDICTION, AND APPLEBEE’S FUNDING LLC AND IHOP FUNDING LLC (EACH A “CO-ISSUER” AND COLLECTIVELY, THE “CO-ISSUERS”) HAVE NOT BEEN REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE “1940 ACT”). THIS NOTE OR ANY INTEREST HEREIN MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) TO THE CO-ISSUERS OR AN AFFILIATE THEREOF, (B) IN THE UNITED STATES, TO A PERSON WHO IS NOT A COMPETITOR AND IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A UNDER THE 1933 ACT (“RULE 144A”), ACTING FOR ITS OWN ACCOUNT OR ONE OR

MORE ACCOUNTS WITH RESPECT TO WHICH SUCH PERSON EXERCISES SOLE INVESTMENT DISCRETION OR (C) OUTSIDE THE UNITED STATES, TO A PERSON WHO IS NOT A COMPETITOR AND IS NOT A “U.S. PERSON” AS DEFINED IN REGULATION S UNDER THE 1933 ACT (“REGULATION S”), ACTING FOR ITS OWN ACCOUNT OR ONE OR MORE ACCOUNTS WITH RESPECT TO WHICH SUCH PERSON EXERCISES SOLE INVESTMENT DISCRETION, NONE OF WHICH ARE A U.S. PERSON, IN OFFSHORE TRANSACTIONS IN RELIANCE ON REGULATION S, AND, IN EACH CASE, IN COMPLIANCE WITH THE CERTIFICATIONS AND OTHER REQUIREMENTS SPECIFIED IN THE INDENTURE REFERRED TO HEREIN AND ANY APPLICABLE SECURITIES LAWS OF ANY STATE OR THE UNITED STATES AND ANY OTHER RELEVANT JURISDICTION.

BY ITS ACQUISITION OR ACCEPTANCE HEREOF, THE HOLDER (IF NOT THE CO-ISSUERS OR AN AFFILIATE OF THE CO-ISSUERS) REPRESENTS THAT (A) IT IS NOT A COMPETITOR AND IS (X) A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A OR (Y) NOT A U.S. PERSON AND IS ACQUIRING THIS NOTE IN AN OFFSHORE TRANSACTION, AS APPLICABLE, (B) IT IS NOT A COMPETITOR AND IS ACTING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF ANOTHER PERSON WHICH IS EITHER (X) A QUALIFIED INSTITUTIONAL BUYER OR (Y) NOT A U.S. PERSON, AND IN EACH CASE WITH RESPECT TO WHICH IT EXERCISES SOLE INVESTMENT DISCRETION, (C) IT AND EACH ACCOUNT FOR WHICH IT IS PURCHASING WILL HOLD AND TRANSFER AT LEAST THE MINIMUM DENOMINATION OF NOTES, (D) IT UNDERSTANDS THAT THE CO-ISSUERS MAY RECEIVE A LIST OF PARTICIPANTS HOLDING POSITIONS IN ITS NOTES FROM ONE OR MORE BOOK-ENTRY DEPOSITORIES AND (E) IT WILL PROVIDE NOTICE OF THE TRANSFER RESTRICTIONS TO ANY SUBSEQUENT TRANSFEREES.

EACH PERSON (IF NOT THE CO-ISSUERS OR AN AFFILIATE OF THE CO-ISSUERS) TAKING DELIVERY OF THIS NOTE OR AN INTEREST IN THIS NOTE WILL BE DEEMED TO HAVE MADE THE APPLICABLE REPRESENTATIONS AND AGREEMENTS REFERRED TO IN THE INDENTURE. EACH PERSON TAKING DELIVERY OF THIS NOTE OR AN INTEREST IN THIS NOTE IN THE FORM OF AN INTEREST IN A [TEMPORARY REGULATION S GLOBAL NOTE] [RULE 144A GLOBAL NOTE] OR [PERMANENT REGULATION S GLOBAL NOTE] WILL BE REQUIRED TO DELIVER A TRANSFER CERTIFICATE IN THE FORM REQUIRED BY THE INDENTURE AND WILL BE REQUIRED TO MAKE THE APPLICABLE REPRESENTATIONS AND AGREEMENTS REFERRED TO IN THE INDENTURE.

ANY TRANSFER OF THIS NOTE IN VIOLATION OF THE FOREGOING WILL BE OF NO FORCE AND EFFECT AND WILL BE VOID AB INITIO AND WILL NOT OPERATE TO TRANSFER ANY RIGHTS TO ANY PERSON CAUSING SUCH VIOLATION, NOTWITHSTANDING ANY INSTRUCTIONS TO THE CONTRARY TO THE CO-ISSUERS, THE TRUSTEE OR ANY INTERMEDIARY; PROVIDED, HOWEVER, THAT THE PRECEDING PORTION OF THIS SENTENCE SHALL NOT

OPERATE TO INVALIDATE ANY OTHERWISE BONA FIDE TRANSFER TO AN ELIGIBLE TRANSFEREE WHERE A PREVIOUS ERRONEOUSLY REGISTERED TRANSFEROR IN THE CHAIN OF TITLE OF SUCH TRANSFEREE WOULD HAVE BEEN INELIGIBLE SOLELY ON ACCOUNT OF BEING A COMPETITOR.

IF THIS NOTE WAS ACQUIRED IN THE UNITED STATES, AND THE HOLDER IS DETERMINED TO BE A COMPETITOR OR NOT TO HAVE BEEN A QUALIFIED INSTITUTIONAL BUYER AT THE TIME OF ACQUISITION OF THIS NOTE, THE CO-ISSUERS HAVE THE RIGHT TO REQUIRE SUCH HOLDER TO SELL THIS NOTE TO A PURCHASER WHO IS NOT A COMPETITOR AND IS A QUALIFIED INSTITUTIONAL BUYER. THE CO-ISSUERS ALSO HAVE THE RIGHT TO REFUSE TO HONOR A TRANSFER TO A PERSON WHO IS NOT A QUALIFIED INSTITUTIONAL BUYER OR WHO IS A COMPETITOR.

IF THIS NOTE WAS ACQUIRED OUTSIDE THE UNITED STATES, AND THE HOLDER IS DETERMINED TO BE A COMPETITOR OR TO HAVE BEEN A “U.S. PERSON” AT THE TIME OF ACQUISITION OF THIS NOTE, THE CO-ISSUERS HAVE THE RIGHT TO REQUIRE SUCH HOLDER TO SELL THIS NOTE TO A PURCHASER WHO IS NOT A COMPETITOR AND IS NOT A “U.S. PERSON.” THE CO-ISSUERS ALSO HAVE THE RIGHT TO REFUSE TO HONOR A TRANSFER TO A PERSON WHO IS A “U.S. PERSON” OR WHO IS A COMPETITOR.

BY ACCEPTING THIS NOTE, EACH PURCHASER COVENANTS THAT IT WILL NOT AT ANY TIME PRIOR TO THE DATE WHICH IS ONE (1) YEAR AND ONE (1) DAY AFTER THE PAYMENT IN FULL OF THE LATEST MATURING NOTE, INSTITUTE AGAINST, OR JOIN WITH ANY OTHER PERSON IN INSTITUTING AGAINST, ANY SECURITIZATION ENTITY ANY BANKRUPTCY, REORGANIZATION, ARRANGEMENT, INSOLVENCY OR LIQUIDATION PROCEEDINGS, OR OTHER PROCEEDINGS, UNDER ANY FEDERAL OR STATE BANKRUPTCY OR SIMILAR LAW.

(i)    The Series 2019-1 Class A-2 Notes Temporary Regulation S Global Notes shall also bear the following legend:

UNTIL FORTY (40) DAYS AFTER THE ORIGINAL ISSUE DATE OF THE NOTES (THE “RESTRICTED PERIOD”) IN CONNECTION WITH THE OFFERING OF THE NOTES IN THE UNITED STATES FROM OUTSIDE OF THE UNITED STATES, THE SALE, PLEDGE OR TRANSFER OF THIS NOTE IS SUBJECT TO CERTAIN CONDITIONS AND RESTRICTIONS. THE HOLDER HEREOF, BY PURCHASING OR OTHERWISE ACQUIRING THIS NOTE, ACKNOWLEDGES THAT SUCH HOLDER IS EITHER NOT A “U.S. PERSON” OR THE CO-ISSUERS OR AN AFFILIATE OF THE CO-ISSUERS, AND THAT THIS NOTE HAS NOT BEEN REGISTERED UNDER THE 1933 ACT, AND AGREES FOR THE BENEFIT OF THE CO-ISSUERS THAT THIS NOTE MAY BE TRANSFERRED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY TO A HOLDER THAT IS NOT A “U.S. PERSON” OR TO THE CO-ISSUERS OR AN AFFILIATE OF THE CO-ISSUERS AND IN COMPLIANCE WITH THE 1933 ACT AND OTHER APPLICABLE LAWS OF THE

STATES, TERRITORIES AND POSSESSIONS OF THE UNITED STATES GOVERNING THE OFFER AND SALE OF SECURITIES, AND PRIOR TO THE EXPIRATION OF THE RESTRICTED PERIOD, ONLY (I) IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S UNDER THE 1933 ACT OR (II) PURSUANT TO AND IN ACCORDANCE WITH RULE 144A UNDER THE 1933 ACT.

(j)    The Series 2019-1 Global Notes issued in connection with the Series 2019-1 Class A-2 Notes shall bear the following legend:

THIS NOTE IS A GLOBAL NOTE WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITORY TRUST COMPANY (“DTC”), A NEW YORK CORPORATION, 55 WATER STREET, NEW YORK, NEW YORK 10041, OR A NOMINEE THEREOF. THIS NOTE MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS NOTE IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN DTC OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE. UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF DTC TO THE CO-ISSUERS OR THE NOTE REGISTRAR, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL BECAUSE THE REGISTERED OWNER, CEDE & CO., HAS AN INTEREST HEREIN.

(k)    The required legends set forth above shall not be removed from the applicable Series 2019-1 Class A-2 Notes except as provided herein. The legend required for a Series 2019-1 Class A-2 Notes Rule 144A Global Note may be removed from such Series 2019-1 Class A-2 Notes Rule 144A Global Note if there is delivered to the Co-Issuers and the Note Registrar such satisfactory evidence, which may include an Opinion of Counsel, as may be reasonably required by the Co-Issuers that neither such legend nor the restrictions on transfer set forth therein are required to ensure that transfers of such Series 2019-1 Class A-2 Notes Rule 144A Global Note will not violate the registration requirements of the 1933 Act. Upon provision of such satisfactory evidence, the Trustee at the direction of the Co-Issuers (or the Manager, on their behalf), shall authenticate and deliver in exchange for such Series 2019-1 Class A-2 Notes Rule 144A Global Note a Series 2019-1 Class A-2 Note or Series 2019-1 Class A-2 Notes having an equal aggregate principal amount that does not bear such legend. If such a legend required for a Series 2019-1 Class A-2 Notes Rule 144A Global Note has been removed from a Series 2019-1 Class A-2 Note as provided above, no other Series 2019-1 Class A-2 Note issued in exchange for all or any part of such Series 2019-1 Class A-2 Note shall bear such legend, unless the Co-Issuers have reasonable cause to believe that such other Series 2019-1 Class A-2 Note is a “restricted security” within the meaning of Rule 144 under the 1933 Act and instructs the Trustee to cause a legend to appear thereon.

Section 4.5    Note Owner Representations and Warranties. Each Person who becomes a Note Owner of a beneficial interest in a Series 2019-1 Note pursuant to the Offering Memorandum will be deemed to represent, warrant and agree on the date such Person acquires any interest in any Series 2019-1 Note as follows:

(a)    With respect to any sale of Series 2019-1 Notes pursuant to Rule 144A, it is a QIB pursuant to Rule 144A, and is aware that any sale of Series 2019-1 Notes to it will be made in reliance on Rule 144A. Its acquisition of Series 2019-1 Notes in any such sale will be for its own account or for the account of another QIB.

(b)    With respect to any sale of Series 2019-1 Notes pursuant to Regulation S, at the time the buy order for such Series 2019-1 Notes was originated, it was outside the United States and the offer was made to a Person who is not a U.S. Person, and was not purchasing for the account or benefit of a U.S. Person.

(c)    It will, and each account for which it is purchasing will, hold and transfer at least the minimum denomination of Series 2019-1 Notes.

(d)    It understands that the Co-Issuers, the Manager and the Servicer may receive a list of participants holding positions in the Series 2019-1 Notes from one or more book-entry depositories.

(e)    It understands that the Manager, the Co-Issuers and the Servicer may receive (i) a list of Note Owners that have requested access to the Trustee’s password-protected website or that have voluntarily registered as a Note Owner with the Trustee and (ii) copies of Noteholder confirmations of representations and warranties executed to obtain access to the Trustee’s password-protected website.

(f)    It will provide to each person to whom it transfers Series 2019-1 Notes notices of any restrictions on transfer of such Series 2019-1 Notes.

(g)    It understands that (i) the Series 2019-1 Notes are being offered in a transaction not involving any public offering in the United States within the meaning of the 1933 Act, (ii) the Series 2019-1 Notes have not been registered under the 1933 Act, (iii) such Series 2019-1 Notes may be offered, resold, pledged or otherwise transferred only to (a) in the United States, Persons who are not Competitors and who are QIBs, purchasing for their own account or the account of one or more other Persons, each of which is a QIB, (b) outside the United States, Persons who are not Competitors and who are not “U.S. Persons” in offshore transactions in reliance on Regulation S under the 1933 Act, purchasing for their own account or the account of one or more other Persons, each of which is a non-U.S. Person, or (c) the Co-Issuers or an Affiliate of the Co-Issuers, in each case, in accordance with any applicable securities laws of any state of the United States and any other relevant jurisdiction, and (iv) it will, and each subsequent holder of a Series 2019-1 Note is required to, notify any subsequent purchaser of a Series 2019-1 Note of the resale restrictions set forth in clause (iii) above.

(h)    It understands that the certificates evidencing the Rule 144A Global Notes will bear legends substantially similar to those set forth in Sections 4.4(h) and Section 4.4(j).

(i)    It understands that the certificates evidencing the Temporary Regulation S Global Notes will bear legends substantially similar to those set forth in Sections 4.4(h) and Section 4.4(j), as applicable.

(j)    It understands that the certificates evidencing the Permanent Regulation S Global Notes will bear legends substantially similar to those set forth in Sections 4.4(h) and Section 4.4(j), as applicable.

(k)    Either (i) it is not acquiring or holding the Series 2019-1 Notes (or any interest therein) for or on behalf of, or with the assets of, Plan or a governmental, church, non-U.S. or other plan which is subject to any Similar Law or (ii) its acquisition, holding and disposition of the Series 2019-1 Notes (or any interest therein) will not constitute or result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code or, in the case of a governmental, church, non-U.S. or other plan, a non-exempt violation under any Similar Law.

(l)    It understands that any subsequent transfer of the Series 2019-1 Notes or any interest therein is subject to certain restrictions and conditions set forth in the Indenture and it agrees to be bound by, and not to resell, pledge or otherwise transfer the Series 2019-1 Notes or any interest therein except in compliance with, such restrictions and conditions and the 1933 Act.

(m)    It is not a Competitor.

Section 4.6    Limitation on Liability. None of the Co-Issuers, the Manager, the Trustee or any Paying Agent or any of their respective Affiliates shall have any responsibility or liability with respect to (i) any aspects of the records maintained by DTC or its nominee or any of the Agent Members relating to or for payments made thereby on account of beneficial interests in a Rule l44A Global Note or a Regulation S Global Note or (ii) any records maintained by the Noteholder with respect to the beneficial holders thereof or payments made thereby on account of beneficial interests held therein.

ARTICLE V

GENERAL

Section 5.1    Information. On or before each Quarterly Payment Date, the Co-Issuers shall furnish, or cause to be furnished, a Quarterly Noteholders’ Report with respect to the Series 2019-1 Notes to the Trustee, substantially in the form of Exhibit C hereto, setting forth, inter alia, the following information with respect to such Quarterly Payment Date:

(i)    the total amount available to be distributed to Series 2019-1 Noteholders on such Quarterly Payment Date;

(ii)    the amount of such distribution allocable to the payment of interest on each Class and Tranche of the Series 2019-1 Notes;

(iii)    the amount of such distribution allocable to the payment of principal of each Class and Tranche of the Series 2019-1 Notes;

(iv)    the amount of such distribution allocable to the payment of any Series 2019-1 Class A-2 Make-Whole Prepayment Consideration or Series 2019-1 Class A-2-II Call Redemption Premium, if any, on the Series 2019-1 Class A-2 Notes;

(v)    the amount of such distribution allocable to the payment of any fees or other amounts due to the Series 2019-1 Class A-1 Noteholders;

(vi)    whether, to the Actual Knowledge of the Co-Issuers, any Potential Rapid Amortization Event, Rapid Amortization Event, Default, Event of Default, Potential Manager Termination Event or Manager Termination Event has occurred and is continuing as of the related Quarterly Calculation Date or any Cash Flow Sweeping Period is in effect, as of such Quarterly Calculation Date;

(vii)    the DSCR for such Quarterly Payment Date and the three Quarterly Payment Dates immediately preceding such Quarterly Payment Date;

(viii)    the number of Company Restaurants and Franchised Restaurants that are open for business as of the last day of the preceding Quarterly Collection Period;

(ix)    the amount of Applebee’s/IHOP Systemwide Sales as of the related Quarterly Calculation Date; and

(x)    the amount on deposit in the Senior Notes Interest Reserve Account (and the availability under any Interest Reserve Letter of Credit relating to the Senior Notes) as of the close of business on the last Business Day of the preceding Quarterly Collection Period.

Any Series 2019-1 Noteholder may obtain copies of each Quarterly Noteholders’ Report in accordance with the procedures set forth in Section 4.4 of the Base Indenture.

Section 5.2    Exhibits. The annexes, exhibits and schedules attached hereto and listed on the table of contents hereto supplement the annexes, exhibits and schedules included in the Base Indenture.

Section 5.3    Ratification of Base Indenture. As supplemented by the Series 2019-1 Supplement, the Base Indenture is in all respects ratified and confirmed and the Base Indenture as so supplemented by the Series 2019-1 Supplement shall be read, taken and construed as one and the same instrument.

Section 5.4    Notices to the Rating Agencies. The address for any notice or communication by any party to any Rating Agency shall be as set forth in Section 14.1 of the Base Indenture.

Section 5.5    Counterparts. The Series 2019-1 Supplement may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument.

Section 5.6    Governing Law. THE SERIES 2019-1 SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).

Section 5.7    Amendments. The Series 2019-1 Supplement may not be modified or amended except in accordance with the terms of the Base Indenture.

Section 5.8    Termination of Series Supplement; Tranche Defeasance.

(a)    The Series 2019-1 Supplement shall cease to be of further effect when (i) all Outstanding Series 2019-1 Notes theretofore authenticated and issued have been delivered (other than destroyed, lost, or stolen Series 2019-1 Notes that have been replaced or paid) to the Trustee for cancellation and all Letters of Credit have expired, have been cash collateralized in full pursuant to the terms of the Series 2019-1 Class A-1 Note Purchase Agreement or are deemed to no longer be outstanding in accordance with Section 4.04 of the Series 2019-1 Class A-1 Note Purchase Agreement, (ii) all fees and expenses and other amounts under the Series 2019-1 Class A-1 Note Purchase Agreement have been paid in full and all Commitments have been terminated and (iii) the Co-Issuers have paid all sums payable hereunder; provided that any provisions of the Series 2019-1 Supplement required for the Series 2019-1 Final Payment to be made shall survive until the Series 2019-1 Final Payment is paid to the Series 2019-1 Noteholders. In accordance with Section 6.1(a) of the Base Indenture, the final principal payment due on each Series 2019-1 Note shall only be paid upon due presentment and surrender of such Note for cancellation in accordance with the provisions of such Note at the applicable Corporate Trust Office, which such surrender shall also constitute a general release by the applicable Noteholder from any claims against the Securitization Entities, the Manager, the Trustee and their affiliates.

(b)    In addition to (and notwithstanding) the terms of Section 12.1 of the Base Indenture, upon the payment in full (whether optional or mandatory) or a redemption in full of a particular Tranche (the “Defeased Tranche”) as provided hereunder, the Obligations of the Co-Issuers and the Guarantors under the Indenture Documents in respect of such Defeased Tranche shall be terminated.

Section 5.9    Entire Agreement. The Series 2019-1 Supplement, together with the exhibits and schedules hereto and the other Indenture Documents, contains a final and complete integration of all prior expressions by the parties hereto with respect to the subject matter hereof and shall constitute the entire agreement among the parties hereto with respect to the subject matter hereof, superseding all previous oral statements and other writings with respect thereto.

[Signature Pages Follow]

IN WITNESS WHEREOF, each of the Co-Issuers, the Trustee and the Series 2019-1 Securities Intermediary have caused the Series 2019-1 Supplement to be duly executed by its respective duly authorized officer as of the day and year first written above.

APPLEBEE’S FUNDING LLC, as Co-Issuer

By:	/s/ Thomas H. Song
Name: Thomas H. Song
Title: Chief Financial Officer

IHOP FUNDING LLC, as Co-Issuer

By:	/s/ Thomas H. Song
Name: Thomas H. Song
Title: Chief Financial Officer

Dine Brands – Series 2019-1 Supplement to the Base Indenture

CITIBANK, N.A., in its capacity as Trustee and as Series 2019-1 Securities Intermediary

By:	/s/ Jacqueline Suarez
Name: Jacqueline Suarez
Title: Senior Trust Officer

Dine Brands – Series 2019-1 Supplement to the Base Indenture

CONSENT OF CONTROL PARTY AND SERVICER:

Midland Loan Services, a division of PNC Bank, National Association, as Control Party and as Servicer, hereby consents to the execution and delivery of this Series Supplement by the parties hereto, and as Control Party hereby directs the Trustee to execute and deliver this Series Supplement.

MIDLAND LOAN SERVICES,

a division of PNC Bank, National Association

By:	/s/ David A. Eckels
Name: David A. Eckels
Title: Senior Vice President

Dine Brands – Series 2019-1 Supplement to the Base Indenture

ANNEX A

SERIES 2019-1

SUPPLEMENTAL DEFINITIONS LIST

“30/360 Day Basis” means the accrual of interest calculated on the basis of a 360-day year consisting of twelve 30-day months.

“Acquiring Committed Note Purchaser” has the meaning set forth in Section 9.17(a) of the Series 2019-1 Class A-1 Note Purchase Agreement.

“Acquiring Investor Group” has the meaning set forth in Section 9.17(c) of the Series 2019-1 Class A-1 Note Purchase Agreement.

“Administrative Agent Fees” has the meaning set forth in the Series 2019-1 Class A-1 VFN Fee Letter.

“Advance Request” has the meaning set forth in Section 7.03(d) of the Series 2019-1 Class A-1 Note Purchase Agreement.

“Affected Person” has the meaning set forth in Section 3.05 of the Series 2019-1 Class A-1 Note Purchase Agreement.

“Agent Members” means members of, or participants in, DTC.

“Aggregate Unpaids” has the meaning set forth in Section 5.01 of the Series 2019-1 Class A-1 Note Purchase Agreement.

“Application” has the meaning set forth in Section 2.07(c) of the Series 2019-1 Class A-1 Note Purchase Agreement.

“Assignment and Assumption Agreement” has the meaning set forth in Section 9.17(a) of the Series 2019-1 Class A-1 Note Purchase Agreement.

“Base Rate” means, for purposes of the Series 2019-1 Class A-1 Notes, on any day, a rate per annum equal to the sum of (a) 1.15% plus (b) the greater of (i) the Prime Rate in effect on such day, (ii) the Federal Funds Rate in effect on such day plus 0.50% and (iii) the Eurodollar Funding Rate (Reserve Adjusted) for a Eurodollar Interest Accrual Period with a maturity of one month as in effect on such day plus 1.00%; provided that any change in the Base Rate due to a change in the Prime Rate or the Federal Funds Rate shall be effective as of the opening of business on the effective day of such change in the Prime Rate or the Federal Funds Rate, respectively; provided, further, that changes in any rate of interest calculated by reference to the Base Rate shall take effect simultaneously with each change in the Base Rate.

“Base Rate Advance” means a Series 2019-1 Class A-1 Advance that bears interest at the Base Rate during such time as it bears interest at such rate, as provided in the Series 2019-1 Class A-1 Note Purchase Agreement.

“Breakage Amount” has the meaning set forth in Section 3.06 of the Series 2019-1 Class A-1 Note Purchase Agreement.

“Cede” has the meaning set forth in Section 4.2(b) of the Series 2019-1 Supplement.

“Change of Control” has the meaning ascribed to such term in the Management Agreement.

“Change in Law” means (a) any law, rule or regulation or any change therein or in the interpretation or application thereof (whether or not having the force of law), in each case, adopted, issued or occurring after the Series 2019-1 Closing Date or (b) any request, guideline or directive (whether or not having the force of law) from any government or political subdivision or agency, authority, bureau, central bank, commission, department or instrumentality thereof, or any court, tribunal, grand jury or arbitrator, or any accounting board or authority (whether or not a Governmental Authority) which is responsible for the establishment or interpretation of national or international accounting principles, in each case, whether foreign or domestic (each, an “Official Body”) charged with the administration, interpretation or application thereof, or the compliance with any request or directive of any Official Body (whether or not having the force of law) made, issued or occurring after the Series 2019-1 Closing Date.

“Class A-1 Amendment Expenses” means the amounts payable pursuant to Section 9.05(a)(ii) of the Series 2019-1 Class A-1 Note Purchase Agreement.

“Class A-1 Extension Fees” means the fees payable pursuant to the Series 2019-1 Class A-1 VFN Fee Letter in connection with the extension of a Commitment Termination Date.

“Class A-1 Indemnities” means all amounts payable pursuant to Section 9.05(b) and Section 9.05(c) of the Series 2019-1 Class A-1 Note Purchase Agreement.

“Commercial Paper” means, with respect to any Conduit Investor, the promissory notes issued in the commercial paper market by or for the benefit of such Conduit Investor.

“Commitment Amount” means, as to each Committed Note Purchaser, the amount set forth on Schedule I to the Series 2019-1 Class A-1 Note Purchase Agreement opposite such Committed Note Purchaser’s name as its Commitment Amount or, in the case of a Committed Note Purchaser that becomes a party to the Series 2019-1 Class A-1 Note Purchase Agreement pursuant to an Assignment and Assumption Agreement or Investor Group Supplement, the amount set forth therein as such Committed Note Purchaser’s Commitment Amount, in each case, as such amount may be (i) reduced pursuant to Section 2.05 of the Series 2019-1 Class A-1 Note Purchase Agreement or (ii) increased or reduced by any Assignment and Assumption Agreement or Investor Group Supplement entered into by such Committed Note Purchaser in accordance with the terms of the Series 2019-1 Class A-1 Note Purchase Agreement.

“Commitment Fees Adjustment Amount” means, for any Interest Accrual Period, the result (whether a positive or negative number) of (a) the aggregate of the Daily Commitment Fee Amounts for each day in such Interest Accrual Period minus (b) the aggregate of the Estimated Daily Commitment Fees Amounts for each day ending in such Interest Accrual Period. For purposes of the Base Indenture, the “Commitment Fees Adjustment Amount” shall be deemed to be the “Class A-1 Notes Commitment Fee Adjustment Amount”.

“Commitment Percentage” means, on any date of determination, with respect to any Investor Group, the ratio, expressed as a percentage, which such Investor Group’s Maximum Investor Group Principal Amount bears to the Series 2019-1 Class A-1 Notes Maximum Principal Amount on such date.

“Commitment Term” means the period from and including the Closing Date to but excluding the earlier of (a) the Commitment Termination Date and (b) the date on which the Commitments are terminated or reduced to zero in accordance with the Series 2019-1 Class A-1 Note Purchase Agreement.

“Commitment Termination Date” means the Series 2019-1 Class A-1 Notes Renewal Date (as such date may be extended pursuant to Section 3.6(b) of the Series 2019-1 Supplement).

“Commitments” means the obligation of each Committed Note Purchaser included in each Investor Group to fund Series 2019-1 Class A-1 Advances pursuant to Section 2.02(a) of the Series 2019-1 Class A-1 Note Purchase Agreement and to participate in Swingline Loans and Letters of Credit pursuant to Sections 2.06 and 2.08, respectively, of the Series 2019-1 Class A-1 Note Purchase Agreement in an aggregate stated amount up to its Commitment Amount.

“Committed Note Purchaser” has the meaning set forth in the preamble to the Series 2019-1 Class A-1 Note Purchase Agreement.

“Committed Note Purchaser Percentage” means, on any date of determination, with respect to any Committed Note Purchaser in any Investor Group, the ratio, expressed as a percentage, which the Commitment Amount of such Committed Note Purchaser bears to such Investor Group’s Maximum Investor Group Principal Amount on such date.

“Conduit Assignee” means, with respect to any Conduit Investor, any commercial paper conduit, whose Commercial Paper is rated by the Specified Rating Agency and is rated at least “A-2” from S&P and/or the equivalent rating of another “nationally-recognized statistical rating organization” registered with the SEC, that is administered by the Funding Agent (or for which the related Program Support Provider provides liquidity support) with respect to such Conduit Investor or any Affiliate of such Funding Agent, in each case, designated by such Funding Agent to accept an assignment from such Conduit Investor of the Investor Group Principal Amount or a portion thereof with respect to such Conduit Investor pursuant to Section 9.17(b) of the Series 2019-1 Class A-1 Note Purchase Agreement.

“Conduit Investors” has the meaning set forth in the preamble to the Series 2019-1 Class A-1 Note Purchase Agreement.

“CP Advance” means a Series 2019-1 Class A-1 Advance that bears interest at the CP Rate during such time as it bears interest at such rate, as provided in the Series 2019-1 Class A-1 Note Purchase Agreement.

“CP Funding Rate” means, with respect to each Conduit Investor, for any day during any Interest Accrual Period, for any portion of the Series 2019-1 Class A-1 Advances funded or maintained through the issuance of Commercial Paper by such Conduit Investor, the per annum rate equivalent to the weighted average cost (as determined by the related Funding Agent, and which shall include (without duplication) the fees and commissions of placement agents and dealers, incremental carrying costs incurred with respect to Commercial Paper maturing on dates other than those on which corresponding funds are received by such Conduit Investor, other borrowings by such Conduit Investor and any other costs associated with the issuance of Commercial Paper) of or related to the issuance of Commercial Paper that are allocated, in whole or in part, by such Conduit Investor or its related Funding Agent to fund or maintain such Series 2019-1 Class A-1 Advances for such Interest Accrual Period (and which may also be allocated in part to the funding of other assets of the Conduit Investor); provided, however, that if any component of any such rate is a discount rate, in calculating the “CP Funding Rate” for such Series 2019-1 Class A-1 Advances for such Interest Accrual Period, the related Funding Agent shall for such component use the rate resulting from converting such discount rate to an interest bearing equivalent rate per annum.

“CP Rate” means, on any day during any Interest Accrual Period, an interest rate per annum equal to the sum of (i) the CP Funding Rate for such Interest Accrual Period plus (ii) 2.15%.

“Daily Commitment Fees Amount” means, for any day, the Undrawn Commitment Fees that accrue for such day.

“Daily Interest Amount” means, for any day during any Interest Accrual Period, the sum of the following amounts:

(a)    with respect to any Eurodollar Advance outstanding on such day, the result of (i) the product of (x) the Eurodollar Rate in effect for such Interest Accrual Period and (y) the principal amount of such Series 2019-1 Class A-1 Advance outstanding as of the close of business on such day divided by (ii) 360; plus

(b)    with respect to any Base Rate Advance outstanding on such day, the result of (i) the product of (x) the Base Rate in effect for such day and (y) the principal amount of such Series 2019-1 Class A-1 Advance outstanding as of the close of business on such day divided by (ii) 365 or 366, as applicable; plus

(c)    with respect to any CP Advance outstanding on such day, the result of (i) the product of (x) the CP Rate in effect for such Interest Accrual Period and (y) the principal amount of such Series 2019-1 Class A-1 Advance outstanding as of the close of business on such day divided by (ii) 360; plus

(d)    with respect to any Swingline Loans or Unreimbursed L/C Drawings outstanding on such day, the result of (i) the product of (x) the Base Rate in effect for such day and (y) the principal amount of such Swingline Loans and Unreimbursed L/C Drawings outstanding as of the close of business on such day divided by (ii) 365 or 366, as applicable; plus

(e)    with respect to any Undrawn L/C Face Amounts outstanding on such day, the L/C Quarterly Fees that accrue thereon for such day.

“Daily Post-Renewal Date Additional Interest Amount” means, for any day during any Interest Accrual Period commencing on or after the Series 2019-1 Class A-1 Notes Renewal Date, the sum of (a) the result of (i) the product of (x) the Series 2019-1 Class A-1 Post-Renewal Date Additional Interest Rate and (y) the Series 2019-1 Class A-1 Outstanding Principal Amount (excluding any Base Rate Advances and Undrawn L/C Face Amounts included therein) as of the close of business on such day divided by (ii) 360 and (b) the result of (i) the product of (x) the Series 2019-1 Class A-1 Post-Renewal Date Additional Interest Rate and (y) any Base Rate Advances included in the Series 2019-1 Class A-1 Outstanding Principal Amount as of the close of business on such day divided by (ii) 365 or 366, as applicable.

“Decrease” means a Mandatory Decrease or a Voluntary Decrease, as applicable.

“Defaulting Administrative Agent Event” has the meaning set forth in Section 5.07(b) of the Series 2019-1 Class A-1 Note Purchase Agreement.

“Defaulting Investor” means any Investor that has (a) failed to make a payment required to be made by it under the terms of the Series 2019-1 Class A-1 Note Purchase Agreement within one Business Day of the day such payment is required to be made by such Investor thereunder, (b) notified the Series 2019-1 Class A-1 Administrative Agent in writing that it does not intend to make any payment required to be made by it under the terms of the Series 2019-1 Class A-1 Note Purchase Agreement within one Business Day of the day such payment is required to be made by such Investor thereunder, (c) become the subject of an Event of Bankruptcy or (d) become the subject of a Bail-In Action (as such term is defined in Section 9.22 of the Series 2019-1 Class A-1 Note Purchase Agreement).

“Defeased Tranche” has the meaning set forth in Section 5.8(b) of the Series 2019-1 Supplement.

“Definitive Notes” has the meaning set forth in Section 4.2(c) of the Series 2019-1 Supplement.

“DTC” means The Depository Trust Company, and any successor thereto.

“Eligible Conduit Investor” means, at any time, any Conduit Investor whose Commercial Paper at such time is rated by at least one of the Specified Rating Agencies and is rated at least “A-2” from S&P and/or the equivalent rating of another “nationally-recognized statistical rating organization” registered with the SEC.

“Estimated Daily Commitment Fees Amount” means (a) for any day during the first Quarterly Fiscal Period, $0 and (b) for any day during any other Quarterly Fiscal Period, the average of the Daily Commitment Fees Amounts for each day during the immediately preceding Quarterly Fiscal Period.

“Estimated Daily Interest Amount” means (a) for any day during the initial Quarterly Fiscal Period, $0 and (b) for any day during any other Quarterly Fiscal Period, the average of the Daily Interest Amounts for each day during the immediately preceding Quarterly Fiscal Period.

“Eurodollar Advance” means a Series 2019-1 Class A-1 Advance that bears interest at a rate of interest determined by reference to the Eurodollar Rate during such time as it bears interest at such rate, as provided in the Series 2019-1 Class A-1 Note Purchase Agreement.

“Eurodollar Business Day” means any Business Day on which dealings are also carried on in the London interbank market and banks are open for business in London.

“Eurodollar Funding Rate” means, for any Eurodollar Interest Accrual Period, the rate per annum determined by the Series 2019-1 Class A-1 Administrative Agent at approximately 11:00 a.m. (London time) on the date that is two (2) Eurodollar Business Days prior to the beginning of such Eurodollar Interest Accrual Period on the page of the Reuters screen which displays the London interbank offered rate administered by ICE Benchmark Administration Limited or any other Person that takes over the administration of such rate for Dollars (such page currently being the LIBOR01 page) for deposits (for delivery on the first day of such Eurodollar Interest Accrual Period) with a term for a period equal to such Eurodollar Interest Accrual Period; provided that, to the extent that an interest rate is not ascertainable pursuant to the foregoing provisions of this definition, the “Eurodollar Funding Rate” shall be the rate (rounded upward, if necessary, to the nearest one hundred-thousandth of a percentage point), determined by the Series 2019-1 Class A-1 Administrative Agent to be the offered rate on such other page or other service which displays the rate per annum for deposits in Dollars (for delivery on the first day of such Eurodollar Interest Accrual Period) with a term equivalent to such Eurodollar Interest Accrual Period offered by participants in the London interbank market, determined as of approximately 11:00 a.m. (London, England time) two (2) Eurodollar Business Days prior to the commencement of such Eurodollar Interest Accrual Period (unless the Series 2019-1 Class A-1 Administrative Agent is unable to obtain such rates from such banks, in which case it will be deemed that a Eurodollar Funding Rate cannot be ascertained for purposes of Section 3.04(a) of the Series 2019-1 Class A-1 Note Purchase Agreement). In respect of any Eurodollar Interest Accrual Period that is less than one month in duration and if no Eurodollar Funding Rate is otherwise determinable with respect thereto in accordance with the preceding sentence of this definition, the Eurodollar Funding Rate shall be determined through the use of straight-line interpolation by reference to two rates calculated in accordance with the preceding sentence, one of which shall be determined as if the maturity of the Dollar deposits referred to therein were the period of time for which rates are available next shorter than the Eurodollar Interest Accrual Period and the other of which shall be determined as if such maturity were the period of time for which rates are available next longer than the Eurodollar Interest Accrual Period. If any such rate determined pursuant to this definition of “Eurodollar Funding Rate” is below zero, the Eurodollar Funding Rate will be deemed to be zero.

“Eurodollar Funding Rate (Reserve Adjusted)” means, for any Eurodollar Interest Accrual Period, an interest rate per annum (rounded upward to the nearest 1/100th of 1%) determined pursuant to the following formula:

Eurodollar Funding Rate	=	Eurodollar Funding Rate
(Reserve Adjusted)		1.00 - Eurodollar Reserve Percentage

The Eurodollar Funding Rate (Reserve Adjusted) for any Eurodollar Interest Accrual Period will be determined by the Series 2019-1 Class A-1 Administrative Agent on the basis of the Eurodollar Reserve Percentage in effect two Eurodollar Business Days before the first day of such Eurodollar Interest Accrual Period.

“Eurodollar Interest Accrual Period” means, with respect to any Eurodollar Advance, the period commencing on and including the Eurodollar Business Day such Series 2019-1 Class A-1 Advance first becomes a Eurodollar Advance in accordance with Section 3.01(b) of the Series 2019-1 Class A-1 Note Purchase Agreement and ending on but excluding, at the election of the Co-Issuers pursuant to such Section 3.01(b), a date (i) one (1) month subsequent to such date, (ii) two (2) months subsequent to such date, (iii) three (3) months subsequent to such date or (iv) six (6) months subsequent to such date; provided, however, that no Eurodollar Interest Accrual Period may end subsequent to the second Business Day before the Quarterly Calculation Date occurring immediately prior to the then-current Series 2019-1 Class A-1 Notes Renewal Date and upon the occurrence and during the continuation of any Rapid Amortization Period or any Event of Default, any Eurodollar Interest Accrual Period with respect to the Eurodollar Advances of all Investor Groups may be terminated at the end of the then-current Eurodollar Interest Accrual Period (or, if the Class A-1 Notes have been accelerated in accordance with Section 9.2 of the Base Indenture, immediately), at the election of the Series 2019-1 Class A-1 Administrative Agent or Investor Groups holding in the aggregate more than 50% of the Eurodollar Tranche, by notice to the Co-Issuers, the Manager, the Control Party and the Funding Agents, and upon such election the Eurodollar Advances in respect of which interest was calculated by reference to such terminated Eurodollar Interest Accrual Period shall be converted to Base Rate Advances.

“Eurodollar Rate” means, on any day during any Eurodollar Interest Accrual Period, an interest rate per annum equal to the sum of (i) the Eurodollar Funding Rate (Reserve Adjusted) for such Eurodollar Interest Accrual Period plus (ii) 2.15%.

“Eurodollar Reserve Percentage” means, for any Eurodollar Interest Accrual Period, the reserve percentage (expressed as a decimal) equal to the maximum aggregate reserve requirements (including all basic, emergency, supplemental, marginal and other reserves and taking into account any transitional adjustments or other scheduled changes in reserve requirements) specified under regulations issued from time to time by the F.R.S. Board and then applicable to liabilities or assets constituting “Eurocurrency Liabilities,” as currently defined in Regulation D of the F.R.S. Board, having a term approximately equal or comparable to such Eurodollar Interest Accrual Period.

“Eurodollar Tranche” means any portion of the Series 2019-1 Class A-1 Outstanding Principal Amount funded or maintained with Eurodollar Advances.

“Federal Funds Rate” means, for any specified period, a fluctuating interest rate per annum equal for each day during such period to the weighted average of the overnight federal funds rates as published in Federal Reserve Board Statistical Release H.15(519) or any successor or substitute publication selected by the Series 2019-1 Class A-1 Administrative Agent (or, if such day is not a Business Day, for the next preceding Business Day), or if, for any reason, such rate is not available on any day, the rate determined, in the reasonable opinion of the Series 2019-1 Class

A-1 Administrative Agent, to be the rate at which overnight federal funds are being offered in the national federal funds market at 9:00 a.m. (New York City time).

“F.R.S. Board” means the Board of Governors of the Federal Reserve System.

“Funding Agent” has the meaning set forth in the preamble to the Series 2019-1 Class A-1 Note Purchase Agreement.

“Increase” has the meaning set forth in Section 2.1(a) of the Series 2019-1 Supplement.

“Increased Capital Costs” has the meaning set forth in Section 3.07 of the Series 2019-1 Class A-1 Note Purchase Agreement.

“Increased Costs” has the meaning set forth in Section 3.05 of the Series 2019-1 Class A-1 Note Purchase Agreement.

“Increased Tax Costs” has the meaning set forth in Section 3.08 of the Series 2019-1 Class A-1 Note Purchase Agreement.

“Initial Purchasers” means Barclays Capital Inc. and Credit Suisse Securities (USA) LLC.

“Initial Quarterly Payment Date” means September 5, 2019.

“Interest Adjustment Amount” means, for any Interest Accrual Period, the result (whether a positive or negative number) of (a) the aggregate of the Daily Interest Amounts for each day in such Interest Accrual Period minus (b) the aggregate of the Estimated Daily Interest Amounts for each day in such Interest Accrual Period. For purposes of the Base Indenture, the “Interest Adjustment Amount” for any Interest Accrual Period shall be deemed to be a “Class A-1 Notes Interest Adjustment Amount” for such Interest Accrual Period.

“Investor” means any one of the Conduit Investors and the Committed Note Purchasers and “Investors” means the Conduit Investors and the Committed Note Purchasers collectively.

“Investor Group” means (i) for each Conduit Investor, collectively, such Conduit Investor, the related Committed Note Purchaser(s) set forth opposite the name of such Conduit Investor on Schedule I to the Series 2019-1 Class A-1 Note Purchase Agreement (or, if applicable, set forth for such Conduit Investor in the Assignment and Assumption Agreement or Investor Group Supplement pursuant to which such Conduit Investor or Committed Note Purchaser becomes a party thereto), any related Program Support Provider(s) and the related Funding Agent (which shall constitute the Series 2019-1 Class A-1 Noteholder for such Investor Group) and (ii) for each other Committed Note Purchaser that is not related to a Conduit Investor, collectively, such Committed Note Purchaser, any related Program Support Provider(s) and the related Funding Agent (which shall constitute the Series 2019-1 Class A-1 Noteholder for such Investor Group).

“Investor Group Increase Amount” means, with respect to any Investor Group, for any Business Day, the portion of the Increase, if any, actually funded by such Investor Group on such Business Day.

“Investor Group Principal Amount” means, with respect to any Investor Group, (a) when used with respect to the Series 2019-1 Closing Date, an amount equal to (i) such Investor Group’s Commitment Percentage of the Series 2019-1 Class A-1 Initial Advance Principal Amount plus (ii) such Investor Group’s Commitment Percentage of the Series 2019-1 Class A-1 Outstanding Subfacility Amount outstanding on the Series 2019-1 Closing Date, and (b) when used with respect to any other date, an amount equal to (i) the Investor Group Principal Amount with respect to such Investor Group on the immediately preceding Business Day (excluding any Series 2019-1 Class A-1 Outstanding Subfacility Amount included therein) plus (ii) the Investor Group Increase Amount with respect to such Investor Group on such date minus (iii) the amount of principal payments made to such Investor Group on the Series 2019-1 Class A-1 Advance Notes on such date plus (iv) such Investor Group’s Commitment Percentage of the Series 2019-1 Class A-1 Outstanding Subfacility Amount outstanding on such date.

“Investor Group Supplement” has the meaning set forth in Section 9.17(c) of the Series 2019-1 Class A-1 Note Purchase Agreement.

“L/C Commitment” means the obligation of each L/C Provider directly or through an L/C Issuing Bank to provide Letters of Credit pursuant to Section 2.07 of the Series 2019-1 Class A-1 Note Purchase Agreement, in an aggregate Undrawn L/C Face Amount, together with any Unreimbursed L/C Drawings, not to exceed the face amount of the Series 2019-1 Class A-1 L/C Notes held by such L/C Provider. As of the Closing Date, the aggregate amount of L/C Commitments is $35,000,000, which amount may be reduced or increased pursuant to Section 2.07(g) of the Series 2019-1 Class A-1 Note Purchase Agreement or reduced pursuant to Section 2.05(b) of the Series 2019-1 Class A-1 Note Purchase Agreement.

“L/C Issuing Bank” has the meaning set forth in Section 2.07(h) of the Series 2019-1 Class A-1 Note Purchase Agreement.

“L/C Obligations” means, at any time, an amount equal to the sum of (i) any Undrawn L/C Face Amounts outstanding at such time and (ii) any Unreimbursed L/C Drawings outstanding at such time.

“L/C Other Reimbursement Costs” has the meaning set forth in Section 2.08(a)(ii) of the Series 2019-1 Class A-1 Note Purchase Agreement.

“L/C Provider” means each Person in whose name a Series 2019-1 Class A-1 L/C Note is registered in the Note Register, and its permitted successors and assigns in such capacity. References to an L/C Provider herein and in the Series 2019-1 Class A-1 Note Purchase Agreement shall apply independently to each L/C Provider in such capacity and solely with respect to such L/C Provider’s L/C Commitment or the Letters of Credit issued in respect thereof, unless otherwise required by the context.

“L/C Quarterly Fees” has the meaning set forth in Section 2.07(d) of the Series 2019-1 Class A-1 Note Purchase Agreement. For purposes of the Base Indenture, the “L/C Quarterly Fees” shall be deemed to be a “Senior Notes Quarterly Interest Amount.”

“L/C Reimbursement Amount” has the meaning set forth in Section 2.08(a) of the Series 2019-1 Class A-1 Note Purchase Agreement.

“Lender Party” means any Investor, the Swingline Lender or an L/C Provider and “Lender Parties” means the Investors, the Swingline Lender and each L/C Provider, collectively.

“Letter of Credit” has the meaning set forth in Section 2.07(a) of the Series 2019-1 Class A-1 Note Purchase Agreement.

“Make-Whole Series 2019-1 Class A-2 Prepayment” has the meaning set forth in Section 3.6(e) of the Series 2019-1 Supplement.

“Mandatory Decrease” has the meaning set forth in Section 2.2(a) of the Series 2019-1 Supplement.

“Maximum Investor Group Principal Amount” means, as to each Investor Group existing on the Series 2019-1 Closing Date, the amount set forth on Schedule I to the Series 2019-1 Class A-1 Note Purchase Agreement as such Investor Group’s Maximum Investor Group Principal Amount or, in the case of any other Investor Group, the amount set forth as such Investor Group’s Maximum Investor Group Principal Amount in the Assignment and Assumption Agreement or Investor Group Supplement by which the members of such Investor Group become parties to the Series 2019-1 Class A-1 Note Purchase Agreement, in each case, as such amount may be (i) reduced pursuant to Section 2.05 of the Series 2019-1 Class A-1 Note Purchase Agreement or (ii) increased or reduced by any Assignment and Assumption Agreement or Investor Group Supplement entered into by the members of such Investor Group in accordance with the terms of the Series 2019-1 Class A-1 Note Purchase Agreement.

“Offering Memorandum” means the Offering Memorandum for the offering of the Series 2019-1 Class A-2 Notes, dated May 28, 2019, prepared by the Co-Issuers.

“Official Body” has the meaning set forth in the definition of “Change in Law.”

“Other Class A-1 Transaction Expenses” means all amounts payable pursuant to Section 9.05(a) of the Series 2019-1 Class A-1 Note Purchase Agreement other than Class A-1 Amendment Expenses.

“Outstanding Principal Amount” means with respect to any one or more Series, Classes, Subclasses or Tranches of Notes, as applicable at any time, the aggregate principal amount Outstanding of such Notes at such time.

“Permanent Regulation S Global Notes” has the meaning set forth in Sections 4.2(b) of the Series 2019-1 Supplement.

“Prepayment Consideration End Date” has the meaning set forth in the definition of Series 2019-1 Class A-2 Make-Whole Prepayment Consideration.

“Prepayment Notice” has the meaning set forth in Section 3.6(g) of the Series 2019-1 Supplement.

“Prepayment Record Date” means, with respect to the date of any Series 2019-1 Prepayment, the last day of the calendar month immediately preceding the date of such Series 2019-1 Prepayment unless such last day is less than ten (10) Business Days prior to the date of such Series 2019-1 Prepayment, in which case the “Prepayment Record Date” will be the date that is ten (10) Business Days prior to the date of such Series 2019-1 Prepayment.

“Program Support Agreement” means, with respect to any Conduit Investor, any agreement entered into by any Program Support Provider in respect of any Commercial Paper and/or Series 2019-1 Class A-1 Note of such Conduit Investor providing for the issuance of one or more letters of credit for the account of such Conduit Investor, the issuance of one or more insurance policies for which such Conduit Investor is obligated to reimburse the applicable Program Support Provider for any drawings thereunder, the sale by such Conduit Investor to any Program Support Provider of the Series 2019-1 Class A-1 Notes (or portions thereof or interests therein) and/or the making of loans and/or other extensions of credit to such Conduit Investor in connection with such Conduit Investor’s securitization program, together with any letter of credit, insurance policy or other instrument issued thereunder or guaranty thereof (but excluding any discretionary advance facility provided by a Committed Note Purchaser).

“Program Support Provider” means, with respect to any Conduit Investor, any financial institutions and any other or additional Person now or hereafter extending credit or having a commitment to extend credit to or for the account of, and/or agreeing to make purchases from, such Investor in respect of such Conduit Investor’s Commercial Paper and/or Series 2019-1 Class A-1 Note, and/or agreeing to issue a letter of credit or insurance policy or other instrument to support any obligations arising under or in connection with such Conduit Investor’s securitization program as it relates to any Commercial Paper issued by such Conduit Investor, and/or holding equity interests in such Investor, in each case pursuant to a Program Support Agreement, and any guarantor of any such Person.

“Qualified Institutional Buyer” or “QIB” means a Person who is a “qualified institutional buyer” as defined in Rule 144A.

“Rating Agency” means S&P, and any successor or successors thereto. In the event that at any time the rating agencies rating the Series 2019-1 Notes do not include S&P, references to rating categories of such former Rating Agency in the Series 2019-1 Supplement shall be deemed instead to be references to the equivalent categories of such other rating agency as then has been appointed to rate and is rating the Series 2019-1 Notes as of the most recent date on which such other rating agency and such former Rating Agency’s published ratings for the type of security in respect of which such alternative rating agency is used.

“Reference Payment Date” has the meaning set forth in the definition of “Series 2019-1 Class A-2 Non-Amortization Test.”

“Regulation S” means Regulation S promulgated under the 1933 Act.

“Regulation S Global Notes” means, collectively, the Temporary Regulation S Global Notes and the Permanent Regulation S Global Notes.

“Reimbursement Obligation” means the obligation of the Co-Issuers to reimburse the L/C Provider pursuant to Section 2.08 of the Series 2019-1 Class A-1 Note Purchase Agreement for amounts drawn under Letters of Credit.

“Restricted Period” means, with respect to any Series 2019-1 Class A-2 Notes sold pursuant to Regulation S, the period commencing on such Series 2019-1 Closing Date and ending on the 40th day after the Series 2019-1 Closing Date.

“Rule 144A” means Rule 144A promulgated under the 1933 Act.

“Rule 144A Global Notes” has the meaning set forth in Section 4.2(b) of the Series 2019-1 Supplement.

“Sale Notice” has the meaning set forth in Section 9.18(b) of the Series 2019-1 Class A-1 Note Purchase Agreement.

“Series 2019-1 Anticipated Repayment Date” has the meaning set forth in Section 3.6(b) of the Series 2019-1 Supplement. For purposes of the Base Indenture, the “Series 2019-1 Anticipated Repayment Date” shall be deemed to be a “Series Anticipated Repayment Date”.

“Series 2019-1 Class A-1 Administrative Agent” has the meaning set forth in the preamble to the Series 2019-1 Class A-1 Note Purchase Agreement. For purposes of the Base Indenture, the “Series 2019-1 Class A-1 Administrative Agent” shall be deemed to be a “Class A-1 Administrative Agent.”

“Series 2019-1 Class A-1 Administrative Expenses” means, for any Weekly Allocation Date, the aggregate amount of any Administrative Agent Fees and Class A-1 Amendment Expenses then due and payable and not previously paid and, if the following Quarterly Payment Date is a Series 2019-1 Class A-1 Notes Renewal Date, the amount of any Class A-1 Extension Fees due and payable on such Quarterly Payment Date. For purposes of the Base Indenture, the “Series 2019-1 Class A-1 Administrative Expenses” shall be deemed to be “Class A-1 Notes Administrative Expenses.”

“Series 2019-1 Class A-1 Advance” has the meaning set forth in the recitals to the Series 2019-1 Class A-1 Note Purchase Agreement.

“Series 2019-1 Class A-1 Advance Notes” has the meaning set forth in the “Designation” in the Series 2019-1 Supplement.

“Series 2019-1 Class A-1 Advance Request” has the meaning set forth under “Advance Request” in this Annex A.

“Series 2019-1 Class A-1 Allocated Payment Reduction Amount” has the meaning set forth in Section 2.05(b)(iv) of the Series 2019-1 Class A-1 Note Purchase Agreement.

“Series 2019-1 Class A-1 Commitment Fees Amount” means, as of any date of determination for any Interest Accrual Period, an amount equal to the sum of (a) the aggregate of the Estimated Daily Commitment Fees Amounts for each day in such Interest Accrual Period, (b) if such date of determination occurs on or after the last day of such Interest Accrual Period, the Commitment Fee Adjustment Amount with respect to such Interest Accrual Period, and (c) the amount of any Class A-1 Notes Commitment Fees Shortfall Amount with respect to the Series 2019-1 Class A-1 Notes (as determined pursuant to Section 5.12(e) of the Base Indenture) for the immediately preceding Interest Accrual Period together with Additional Class A-1 Notes Commitment Fees Shortfall Interest (as determined pursuant to Section 5.12(e) of the Base Indenture) on such Class A-1 Notes Commitment Fees Shortfall Amount. For purposes of the Base Indenture, the “Series 2019-1 Class A-1 Commitment Fees Amount” shall be deed to be a “Class A-1 Commitment Fees Amount.”

“Series 2019-1 Class A-1 Distribution Account” means account no. 12285400 entitled “Citibank, N.A. f/b/o IHOP Funding LLC, Series 2019-1 - Series 2019-1 Distribution Account” maintained by the Trustee pursuant to Section 3.7(a) of the Series 2019-1 Supplement or any successor securities account maintained pursuant to Section 3.7(a) of the Series 2019-1 Supplement.

“Series 2019-1 Class A-1 Distribution Account Collateral” has the meaning set forth in Section 3.7(b) of the Series 2019-1 Supplement.

“Series 2019-1 Class A-1 Excess Principal Event” shall be deemed to have occurred if, on any date, the Series 2019-1 Class A-1 Outstanding Principal Amount exceeds the Series 2019-1 Class A-1 Notes Maximum Principal Amount.

“Series 2019-1 Class A-1 Initial Advance” has the meaning set forth in Section 2.1(a) of the Series 2019-1 Supplement.

“Series 2019-1 Class A-1 Initial Advance Principal Amount” means the aggregate initial outstanding principal amount of the Series 2019-1 Class A-1 Advance Notes corresponding to the aggregate amount of the Series 2019-1 Class A-1 Initial Advances made on the Series 2019-1 Closing Date pursuant to Section 2.1(a) of the Series 2019-1 Supplement, which is $0.

“Series 2019-1 Class A-1 Initial Aggregate Undrawn L/C Face Amount” means the aggregate initial outstanding principal amount of the Series 2019-1 Class A-1 L/C Notes of the L/C Provider corresponding to the aggregate Undrawn L/C Face Amounts of the Letters of Credit issued on the Series 2019-1 Closing Date pursuant to Section 2.07 of the Series 2019-1 Class A-1 Note Purchase Agreement, which is $2,170,935.80.

“Series 2019-1 Class A-1 Initial Swingline Loan” has the meaning set forth in Section 2.1(b) of the Series 2019-1 Supplement.

“Series 2019-1 Class A-1 Initial Swingline Principal Amount” means the aggregate initial outstanding principal amount of the Series 2019-1 Class A-1 Swingline Notes corresponding to the aggregate amount of the Swingline Loans made on the Series 2019-1 Closing Date pursuant to Section 2.06 of the Series 2019-1 Class A-1 Note Purchase Agreement, which is $0.

“Series 2019-1 Class A-1 Investor” has the meaning set forth under “Investor” in the Series 2019-1 Supplement.

“Series 2019-1 Class A-1 L/C Notes” has the meaning set forth in the “Designation” in the Series 2019-1 Supplement.

“Series 2019-1 Class A-1 Note Rate” means, for any day, (a) with respect to that portion of the Series 2019-1 Class A-1 Outstanding Principal Amount resulting from Series 2019-1 Class A-1 Advances that bear interest on such day at the CP Rate in accordance with Section 3.01 of the Series 2019-1 Class A-1 Note Purchase Agreement, the CP Rate in effect for such day; (b) with respect to that portion of the Series 2019-1 Class A-1 Outstanding Principal Amount resulting from Series 2019-1 Class A-1 Advances that bear interest on such day at the Eurodollar Rate in accordance with Section 3.01 of the Series 2019-1 Class A-1 Note Purchase Agreement, the Eurodollar Rate in effect for the Eurodollar Interest Accrual Period that includes such day; (c) with respect to that portion of the Series 2019-1 Class A-1 Outstanding Principal Amount resulting from Series 2019-1 Class A-1 Advances that bear interest on such day at the Base Rate in accordance with Section 3.01 of the Series 2019-1 Class A-1 Note Purchase Agreement, the Base Rate in effect for such day; (d) with respect to that portion of the Series 2019-1 Class A-1 Outstanding Principal Amount consisting of Swingline Loans or Unreimbursed L/C Drawings outstanding on such day, the Base Rate in effect for such day; and (e) with respect to any other amounts that any Transaction Document provides is to bear interest by reference to the Series 2019-1 Class A-1 Note Rate, the Base Rate in effect for such day; in each case, computed in accordance with Section 3.01(f) of the Series 2019-1 Class A-1 Note Purchase Agreement; provided, however, that the Series 2019-1 Class A-1 Note Rate will in no event be higher than the maximum rate permitted by applicable law.

“Series 2019-1 Class A-1 Noteholder” means the Person in whose name a Series 2019-1 Class A-1 Note is registered in the Note Register.

“Series 2019-1 Class A-1 Note Purchase Agreement” means the Class A-1 Note Purchase Agreement, dated as of June 5, 2019, by and among the Co-Issuers, the Guarantors, the Manager, Investors with respect to the Series 2019-1 Class A-1 Notes, the Series 2019-1 Class A-1 Noteholders and Barclays Bank PLC, as L/C Provider, Swingline Lender and administrative agent thereunder, pursuant to which the Series 2019-1 Class A-1 Noteholders have agreed to purchase the Series 2019-1 Class A-1 Notes from the Co-Issuers, subject to the terms and conditions set forth therein, as amended, supplemented or otherwise modified from time to time.

“Series 2019-1 Class A-1 Notes” has the meaning set forth in the “Designation” in the Series 2019-1 Supplement.

“Series 2019-1 Class A-1 Notes Amortization Event” means the event in which the Outstanding Principal Amount of the Series 2019-1 Class A-1 Notes is not paid in full or otherwise refinanced in full (which refinancing may also include an extension thereof) on or prior to the Series 2019-1 Class A-1 Notes Renewal Date (as may be extended pursuant to Section 3.6(b)).

For purposes of the Base Indenture, a “Series 2019-1 Class A-1 Notes Amortization Event” shall be deemed to be a “Class A-1 Notes Amortization Event.”

“Series 2019-1 Class A-1 Notes Amortization Period” means the period commencing on the date on which a Series 2019-1 Class A-1 Notes Amortization Event occurs and ending on the date on which there are no Series 2019-1 Class A-1 Notes Outstanding. For purposes of the Base Indenture, a “Series 2019-1 Class A-1 Notes Amortization Period” shall be deemed to be a “Class A-1 Notes Amortization Period.”

“Series 2019-1 Class A-1 Notes Maximum Principal Amount” means $225,000,000, as such amount may be reduced pursuant to Section 2.05 of the Series 2019-1 Class A-1 Note Purchase Agreement.

“Series 2019-1 Class A-1 Notes Quarterly Commitment Fees Amount” means, for any Interest Accrual Period, with respect to all Outstanding Series 2019-1 Class A-1 Notes, the aggregate of the Daily Commitment Fee Amounts for each day in such Interest Accrual Period. For purposes of the Base Indenture, the “Series 2019-1 Class A-1 Notes Quarterly Commitment Fees Amount” shall be deemed to be a “Class A-1 Notes Quarterly Commitment Fees Amount.”

“Series 2019-1 Class A-1 Notes Renewal Date” means the Quarterly Payment Date in June 2024, which date (x) may be extended on or before such Quarterly Payment Date at the election of the Manager (on behalf of the Co-Issuers) until the Quarterly Payment Date in June 2025, and (y) may be further extended at the election of the Manager (on behalf of the Co-Issuers) on or before the Quarterly Payment Date in June 2025 until the Quarterly Payment Date in June 2026, in each case pursuant to Section 3.6(b) of the Series 2019-1 Supplement and without the consent of the Trustee, the Control Party, the Controlling Class Representative, the Series 2019-1 Class A-1, the Series 2019-1 Class A-1 Noteholders or any other Secured Party. For purposes of the Base Indenture, the “Series 2019-1 Class A-1 Notes Renewal Date” shall be deemed to be a “Class A-1 Notes Renewal Date.”

“Series 2019-1 Class A-1 Other Amounts” means, for any Weekly Allocation Date, the aggregate amount of any Breakage Amount, Class A-1 Indemnities, Increased Capital Costs, Increased Costs, Increased Tax Costs, L/C Other Reimbursement Costs and Other Class A-1 Transaction Expenses then due and payable and not previously paid. For purposes of the Base Indenture, the “Series 2019-1 Class A-1 Other Amounts” shall be deemed to be “Class A-1 Notes Other Amounts.”

“Series 2019-1 Class A-1 Outstanding Principal Amount” means, when used with respect to any date, an amount equal to (a) the Series 2019-1 Class A-1 Initial Advance Principal Amount, if any, minus (b) the amount of principal payments (whether pursuant to a Decrease, a prepayment, a redemption or otherwise) made on the Series 2019-1 Class A-1 Advance Notes on or prior to such date plus (c) any Increases in the Series 2019-1 Class A-1 Outstanding Principal Amount pursuant to Section 2.1 of the Series 2019-1 Supplement resulting from Series 2019-1 Class A-1 Advances made on or prior to such date and after the Series 2019-1 Closing Date plus (d) any Series 2019-1 Class A-1 Outstanding Subfacility Amount on such date; provided that, at no time may the Series 2019-1 Class A-1 Outstanding Principal Amount exceed the Series 2019-1 Class A-1 Notes Maximum Principal Amount. For purposes of the Base Indenture, the “Series

2019-1 Class A-1 Outstanding Principal Amount” shall be deemed to be an “Outstanding Principal Amount.”

“Series 2019-1 Class A-1 Outstanding Subfacility Amount” means, when used with respect to any date, the aggregate principal amount of any Series 2019-1 Class A-1 Swingline Notes and Series 2019-1 Class A-1 L/C Notes outstanding on such date (after giving effect to Subfacility Increases or Subfacility Decreases therein to occur on such date pursuant to the terms of the Series 2019-1 Class A-1 Note Purchase Agreement or the Series 2019-1 Supplement).

“Series 2019-1 Class A-1 Post-Renewal Date Additional Interest” means, for any Interest Accrual Period commencing on or after the Series 2019-1 Class A-1 Notes Renewal Date, an amount equal to the sum of the aggregate of the Daily Post-Renewal Date Additional Interest Amounts for each day in such Interest Accrual Period. For purposes of the Base Indenture, “Series 2019-1 Class A-1 Post-Renewal Date Additional Interest” shall be deemed to be “Senior Notes Quarterly Post-ARD Additional Interest.”

“Series 2019-1 Class A-1 Post-Renewal Date Additional Interest Rate” has the meaning set forth in Section 3.4(c) of the Series 2019-1 Supplement.

“Series 2019-1 Class A-1 Prepayment” means any prepayment in respect of the Series 2019-1 Class A-1 Notes under Section 3.6(d)(i) or Section 3.6(j).

“Series 2019-1 Class A-1 Quarterly Interest Amount” means, for any Interest Accrual Period, with respect to all Outstanding Series 2019-1 Class A-1 Notes, the aggregate of the Daily Interest Amounts for each day in such Interest Accrual Period. For purposes of the Base Indenture, the “Series 2019-1 Class A-1 Quarterly Interest Amount” shall be deemed to be a “Senior Notes Quarterly Interest Amount”.

“Series 2019-1 Class A-1 Subfacility Noteholder” means the Person in whose name a Series 2019-1 Class A-1 Swingline Note or Series 2019-1 Class A-1 L/C Note is registered in the Note Register.

“Series 2019-1 Class A-1 Swingline Notes” has the meaning set forth in the “Designation” of the Series 2019-1 Supplement.

“Series 2019-1 Class A-1 VFN Fee Letter” means the Fee Letter, dated as of the Series 2019-1 Closing Date, by and among the Co-Issuers, the Guarantors, the Manager, the Conduit Investors, the Committed Note Purchasers, the Funding Agents, the L/C Provider, the Swingline Lender, and the Series 2019-1 Class A-1 Administrative Agent, as the same may be amended, supplemented or otherwise modified from time to time pursuant to the terms thereof.

“Series 2019-1 Class A-2 Distribution Account” means account no. 12285500 entitled “Citibank, N.A. f/b/o IHOP Funding LLC, Series 2019-1 - Series 2019-1 Distribution Account” maintained by the Trustee pursuant to Section 3.8(a) of the Series 2019-1 Supplement or any successor securities account maintained pursuant to Section 3.8(a) of the Series 2019-1 Supplement.

“Series 2019-1 Class A-2 Distribution Account Collateral” has the meaning set forth in Section 3.8(b) of the Series 2019-1 Supplement.

“Series 2019-1 Class A-2 Initial Principal Amount” means, with respect to each Tranche, the aggregate initial outstanding principal amount of such Tranche as of the Closing Date, which is (i) $700,000,000 with respect to the Series 2019-1 Class A-2-I Notes and (ii) $600,000,000 with respect to the Series 2019-1 Class A-2-II Notes.

“Series 2019-1 Class A-2 Make-Whole Prepayment Consideration” means, with respect to a Tranche of the Series 2019-1 Class A-2 Notes, the amount (not less than zero) calculated by the Manager on behalf of the Co-Issuers equal to (i) the discounted present value as of a date not earlier than the fifth (5th) Business Day prior to the date of any relevant prepayment (each, a “Series 2019-1 Class A-2 Make-Whole Prepayment Consideration Calculation Date”) of such Tranche of the Series 2019-1 Class A-2 Notes (or such portion thereof to be prepaid) of all future installments of interest (excluding any interest required to be paid on the applicable prepayment date) on and principal of such Tranche of the Series 2019-1 Class A-2 Notes that the Co-Issuers would otherwise be required to pay on such Tranche of the Series 2019-1 Class A-2 Notes (or such portion thereof to be prepaid) from the date of such prepayment to and including the Quarterly Payment Date in the applicable Target Month for such Tranche prior to the applicable Series 2019-1 Anticipated Repayment Date (the “Prepayment Consideration End Date”), assuming principal payments are made pursuant to the then-applicable schedule of payments (assuming for this purpose that the Series 2019-1 Class A-2 Non-Amortization Test on each Quarterly Payment Date on and after the date of such prepayment will not be satisfied and giving effect to any ratable reductions in such Tranche of Series 2019-1 Class A-2 Notes Scheduled Principal Payment Amounts due to optional and mandatory prepayments, including prepayments in connection with a Rapid Amortization Event or a Cash Flow Sweeping Event, and cancellations of repurchased Notes prior to the date of such prepayment and assuming no future prepayments are to be made) and the entire remaining unpaid principal amount of such Tranche of the Series 2019-1 Class A-2 Notes or portion thereof is paid on the Prepayment Consideration End Date for such Tranche minus (ii) the Outstanding Principal Amount of such Tranche of the Series 2019-1 Class A-2 Notes (or portion thereof) being prepaid.

For purposes of the calculation of the discounted present value in clause (i) above, such present value will be determined by the Manager using a discount rate equal to the sum of (x) the yield to maturity (adjusted to a quarterly bond-equivalent basis), on the Series 2019-1 Class A-2 Make-Whole Prepayment Consideration Calculation Date, of the United States Treasury Security having a maturity closest to the related Prepayment Consideration End Date plus (y) 0.50%. For purposes of the Base Indenture, “Series 2019-1 Class A-2 Make-Whole Prepayment Consideration” shall be deemed to be a “Prepayment Premium”.

“Series 2019-1 Class A-2 Make-Whole Prepayment Consideration Calculation Date” has the meaning set forth in the definition of “Series 2019-1 Class A-2 Make-Whole Prepayment Consideration”.

“Series 2019-1 Class A-2 Non-Amortization Test” means a test that will be satisfied on any Quarterly Payment Date (the “Reference Payment Date”) until and including the applicable Series 2019-1 Anticipated Repayment Date for each Tranche only if (x) the Dine Brands Leverage

Ratio is less than or equal to 5.25:1.00 as calculated on the immediately preceding Quarterly Calculation Date and (y) no Rapid Amortization Event has occurred and is continuing. In the event the Series 2019-1 Class A-2 Non-Amortization Test is not satisfied for any Quarterly Payment Date, the Series 2019-1 Class A-2 Notes Scheduled Principal Payment Amount payable as a result thereof shall be due and payable on the Quarterly Payment Date immediately following such Quarterly Payment Date. The Series 2019-1 Class A-2 Notes Scheduled Principal Payment Amount will be zero except on any Quarterly Payment Date immediately following a Non-Amortization Test Date (i.e., the prior Quarterly Payment Date) on which the Series 2019-1 Class A-2 Non-Amortization Test was not satisfied. For purposes of the Base Indenture, the “Series 2019-1 Class A-2 Non-Amortization Test” shall be deemed to be a “Series Non-Amortization Test”.

“Series 2019-1 Class A-2 Note Purchase Agreement” means the Purchase Agreement, dated May 28, 2019, by and among Barclays Capital Inc and Credit Suisse Securities (USA) LLC, as the Initial Purchasers, the Co-Issuers, the Guarantors, the Manager, International House of Pancakes, LLC and Applebee’s International, Inc., as amended, supplemented or otherwise modified from time to time.

“Series 2019-1 Class A-2 Note Rate” means (a) with respect to the Series 2019-1 Class A-2-I Notes, 4.194% per annum and (b) with respect to the Series 2019-1 Class A-2-II Notes, 4.723% per annum.

“Series 2019-1 Class A-2 Noteholder” means the Person in whose name a Series 2019-1 Class A-2 Note is registered in the Note Register.

“Series 2019-1 Class A-2 Notes” has the meaning specified in the “Designation” of the Series 2019-1 Supplement.

“Series 2019-1 Class A-2 Notes Scheduled Principal Payment Amount” means, (I) with respect to the Series 2019-1 Class A-2-I Notes and each Quarterly Payment Date prior to the Series 2019-1 Anticipated Repayment Date in respect thereof, $1,750,000 and (II) with respect to the Series 2019-1 Class A-2-II Notes and each Quarterly Payment Date prior to the Series 2019-1 Anticipated Repayment Date in respect thereof, $1,500,000; provided that, following (i) the allocation of mandatory prepayment amounts pursuant to priority (i)(E) of the Priority of Payments, (ii) any optional prepayments pursuant to Section 3.6(f) hereof and (iii) any repurchases or cancellations of any Tranche of Series 2019-1 Class A-2 Notes pursuant to Section 2.14 of the Base Indenture, all remaining Series 2019-1 Class A-2 Notes Scheduled Principal Payment Amounts with respect to the applicable Tranche for each remaining Quarterly Payment Date prior to the applicable Series 2019-1 Anticipated Repayment Date will be reduced by an amount equal to the percentage of each such Series 2019-1 Class A-2 Notes Scheduled Principal Payment Amounts representing the ratio between (A) the principal amount of such prepayment, repurchase or cancellation and (B) the Outstanding Principal Amount of the applicable Tranche immediately prior to such prepayment, repurchase or cancellation; provided, further, that in respect of each Weekly Allocation Date during a Quarterly Collection Period for which the Series 2019-1 Class A-2 Non-Amortization Test was satisfied as of the related Non-Amortization Test Date, the Co-Issuers may elect to deem (as set forth in the applicable Weekly Manager’s Certificate) the Series 2019-1 Class A-2 Notes Scheduled Principal Payment Amounts with respect to any Tranche to equal zero. For purposes of the Base Indenture, the “Series 2019-1 Class A-2 Notes Scheduled Principal Payment Amounts” shall be deemed to be “Scheduled Principal Payments”.

“Series 2019-1 Class A-2 Notes Scheduled Principal Payment Deficiency Amount” means, with respect to any Quarterly Payment Date, if on any Quarterly Calculation Date, (a) the sum of (i) the amount of funds on deposit in the Senior Notes Principal Payment Account with respect to the Series 2019-1 Class A-2 Notes and (ii) any other funds on deposit in the Indenture Trust Accounts that are available to pay the Series 2019-1 Class A-2 Notes Scheduled Principal Payments with respect to the Series 2019-1 Class A-2 Notes on such Quarterly Payment Date is less than (b) the sum of (i) the Series 2019-1 Class A-2 Notes Scheduled Principal Payment Amount due and payable, if any, on such Quarterly Payment Date plus any Series 2019-1 Class A-2 Notes Scheduled Principal Payment Amounts due but unpaid from any previous Quarterly Payment Dates and (ii) the amount of funds on deposit in the Senior Notes Principal Payment Account with respect to such amounts set forth in clause (b)(i) and allocated to the Series 2019-1 Class A-2 Notes, the amount of such deficiency.

“Series 2019-1 Class A-2 Optional Scheduled Principal Payment” means any payment of principal made, with respect to any Tranche, in the event the Series 2019-1 Class A-2 Non-Amortization Test is satisfied for any applicable Non-Amortization Test Date, in an amount not to exceed the applicable Series 2019-1 Class A-2 Notes Scheduled Principal Payment Amounts that would otherwise be due on such Quarterly Payment Date with respect to such Tranche if the Series 2019-1 Class A-2 Non-Amortization Test was not satisfied as of such applicable Non-Amortization Test Date. For purposes of the Base Indenture, each “Series 2019-1 Class A-2 Optional Scheduled Principal Payment” shall be deemed to be an “Optional Scheduled Principal Payment”.

“Series 2019-1 Class A-2 Outstanding Principal Amount” means, with respect to a Tranche on any date, an amount equal to (a) the Series 2019-1 Class A-2 Initial Principal Amount, minus (b) the aggregate amount of principal payments (whether pursuant to the payment of Series 2019-1 Senior Notes Scheduled Principal Payments Amounts, a prepayment, a purchase and cancellation, a redemption or otherwise) made to Series 2019-1 Class A-2 Noteholders with respect to such Tranche on or prior to such date. For purposes of the Base Indenture, the “Series 2019-1 Class A-2 Outstanding Principal Amount” shall be deemed to be an “Outstanding Principal Amount.”

“Series 2019-1 Class A-2 Prepayment” has the meaning set forth in Section 3.6(e) of the Series 2019-1 Supplement.

“Series 2019-1 Class A-2 Quarterly Interest Amount” means, with respect to each Tranche for each Interest Accrual Period, an amount equal to the accrued interest at the applicable Series 2019-1 Class A-2 Note Rate on the Outstanding Principal Amount of such Tranche (as of the first day of such Interest Accrual Period after giving effect to all payments of principal (if any) made to such Series 2019-1 Class A-2 Noteholders as of such day and also giving effect to prepayments, repurchases and cancellations of Series 2019-1 Class A-2 Notes during such Interest Accrual Period). For purposes of the Base Indenture, “Series 2019-1 Class A-2 Quarterly Interest Amount” shall be deemed to be a “Senior Notes Quarterly Interest Amount.”

“Series 2019-1 Class A-2 Quarterly Post-ARD Additional Interest” has the meaning set forth in Section 3.5(b)(i) of the Series 2019-1 Supplement. For purposes of the Base Indenture, Series 2019-1 Class A-2 Quarterly Post-ARD Additional Interest shall be deemed to be “Senior Notes Quarterly Post-ARD Additional Interest.”

“Series 2019-1 Class A-2 Quarterly Post-ARD Additional Interest Rate” has the meaning set forth in Section 3.5(b)(i) of the Series 2019-1 Supplement.

“Series 2019-1 Class A-2-II Call Redemption Premium” means, with respect to the Series 2019-1 Class A-2-II Notes, an amount equal to the lower of (A) the product of (x)(i) the Outstanding Principal Amount of the Series 2019-1 Class A-2-II Notes at the time of the redemption or refinancing of the Series 2019-1 Notes in full and (ii) 101% minus (y) the Outstanding Principal Amount of the Series 2019-1 Class A-2-II Notes being prepaid and (B) the applicable Series 2019-1 Class A-2 Make-Whole Prepayment Consideration otherwise payable with respect to such Outstanding Principal Amount of such Series 2019-1 Class A-2-II Notes. For purposes of the Base Indenture, “Series 2019-1 Class A-2-II Call Redemption Premium” shall be deemed to be a “Prepayment Premium”.

“Series 2019-1 Class A-2-I Notes” has the meaning specified in the “Designation” of the Series 2019-1 Supplement.

“Series 2019-1 Class A-2-II Notes” has the meaning specified in the “Designation” of the Series 2019-1 Supplement.

“Series 2019-1 Closing Date” means June 5, 2019.

“Series 2019-1 Distribution Accounts” means, collectively, the Series 2019-1 Class A-1 Distribution Account and the Series 2019-1 Class A-2 Distribution Account.

“Series 2019-1 Extension Elections” means, collectively, the Series 2019-1 First Extension Election and the Series 2019-1 Second Extension Election.

“Series 2019-1 Final Payment” means the payment of all accrued and unpaid interest on and principal of all Outstanding Series 2019-1 Notes, the expiration or cash collateralization in accordance with the terms of the Series 2019-1 Class A-1 Note Purchase Agreement of all Undrawn L/C Face Amounts (after giving effect to the provisions of Section 4.04 of the Series 2019-1 Class A-1 Note Purchase Agreement), the payment of all fees and expenses and other amounts then due and payable under the Series 2019-1 Class A-1 Note Purchase Agreement and the termination in full of all Commitments.

“Series 2019-1 Final Payment Date” means the date on which the Series 2019-1 Final Payment with respect to any Tranche of Series 2019-1 Notes is made.

“Series 2019-1 First Extension Election” has the meaning set forth in Section 3.6(b)(i) of the Series 2019-1 Supplement.

“Series 2019-1 Global Notes” means, collectively, the Regulation S Global Notes and the Rule 144A Global Notes.

“Series 2019-1 Ineligible Account” has the meaning set forth in Section 3.11 of the Series 2019-1 Supplement.

“Series 2019-1 Interest Reserve Release Event” means with respect to the Series 2019-1 Notes, an event allowing funds to be released from the Senior Notes Interest Reserve Account or the Senior Subordinated Notes Interest Reserve Account, as applicable, identified as an Interest Reserve Release Event with respect to the Series 2019-1 Notes pursuant to the Series 2019-1 Supplement. For purposes of the Base Indenture, the “Series 2019-1 Interest Reserve Release Event” shall be deemed to be an “Interest Reserve Release Event.”

“Series 2019-1 Legal Final Maturity Date” means the Quarterly Payment Date occurring in June 2049. For purposes of the Base Indenture, the “Series 2019-1 Legal Final Maturity Date” shall be deemed to be a “Series Legal Final Maturity Date.”

“Series 2019-1 Noteholders” means, collectively, the Series 2019-1 Class A-1 Noteholders and the Series 2019-1 Class A-2 Noteholders.

“Series 2019-1 Note Owner” means, with respect to a Series 2019-1 Note that is a Book-Entry Note, the Person who is the beneficial owner of such Book-Entry Note, as reflected on the books of the Clearing Agency that holds such Book-Entry Note, or on the books of a Person maintaining an account with such Clearing Agency (directly or as an indirect participant, in accordance with the rules of such Clearing Agency).

“Series 2019-1 Notes” means, collectively, the Series 2019-1 Class A-1 Notes and the Series 2019-1 Class A-2 Notes.

“Series 2019-1 Outstanding Principal Amount” means, with respect to any date, the sum of the Series 2019-1 Class A-1 Outstanding Principal Amount, plus the Series 2019-1 Class A-2 Outstanding Principal Amount.

“Series 2019-1 Prepayment” means a Series 2019-1 Class A-1 Prepayment or a Series 2019-1 Class A-2 Prepayment, as applicable.

“Series 2019-1 Prepayment Amount” means the aggregate principal amount of the applicable Class of Notes to be prepaid on any Series 2019-1 Prepayment Date, together with all accrued and unpaid interest thereon to such date.

“Series 2019-1 Prepayment Date” means the date on which any prepayment on the Series 2019-1 Class A-1 Notes or the Series 2019-1 Class A-2 Notes is made pursuant to Section 3.6(d)(i), Section 3.6(d)(ii), Section 3.6(f) or Section 3.6(j) of the Series 2019-1 Supplement, which shall be, with respect to any Series 2019-1 Prepayment pursuant to Section 3.6(f), the date specified as such in the applicable Prepayment Notice and, with respect to any Series 2019-1 Prepayment pursuant to Section 3.6(d) or Section 3.6(j), the immediately succeeding Quarterly Payment Date.

“Series 2019-1 Second Extension Election” has the meaning set forth in Section 3.6(b)(ii) of the Series 2019-1 Supplement.

“Series 2019-1 Securities Intermediary” has the meaning set forth in Section 3.9(a) of the Series 2019-1 Supplement.

“Series 2019-1 Senior Notes” means, collectively, the Series 2019-1 Class A-1 Notes and the Series 2019-1 Class A-2 Notes.

“Series 2019-1 Supplement” means the Series 2019-1 Supplement, dated as of the Series 2019-1 Closing Date by and among the Co-Issuers, the Trustee and the Series 2019-1 Securities Intermediary, as amended, supplemented or otherwise modified from time to time.

“Similar Law” means any federal, state, local, or non-U.S. law that is substantially similar to the provisions of Section 406 of ERISA or Section 4975 of the Code.

“Specified Rating Agency” means S&P Global Ratings.

“STAMP” has the meaning set forth in Section 4.3(a) of the Series 2019-1 Supplement.

“Subfacility Decrease” has the meaning set forth in Section 2.2(d) of the Series 2019-1 Supplement.

“Subfacility Increase” has the meaning set forth in Section 2.1(b) of the Series 2019-1 Supplement.

“Swingline Commitment” means the obligation of the Swingline Lender to make Swingline Loans pursuant to Section 2.06 of the Series 2019-1 Class A-1 Note Purchase Agreement in an aggregate principal amount at any one time outstanding not to exceed $15,000,000, as such amount may be reduced or increased pursuant to Section 2.06(h) of the Series 2019-1 Class A-1 Note Purchase Agreement or reduced pursuant to Section 2.05(b) of the Series 2019-1 Class A-1 Note Purchase Agreement.

“Swingline Lender” means Barclays Bank PLC, in its capacity as maker of Swingline Loans, and its permitted successors and assigns in such capacity.

“Swingline Loan Request” has the meaning set forth in Section 2.06(b) of the Series 2019-1 Class A-1 Note Purchase Agreement.

“Swingline Loans” has the meaning set forth in Section 2.06(a) of the Series 2019-1 Class A-1 Note Purchase Agreement.

“Swingline Participation Amount” has the meaning set forth in Section 2.06(e) of the Series 2019-1 Class A-1 Note Purchase Agreement.

“Target Month” means, (i) in respect of the Series 2019-1 Class A-2-I Notes, June 2022 and (ii) in respect of the Series 2019-1 Class A-2-II Notes, June 2024.

“Temporary Regulation S Global Notes” has the meaning set forth in Section 4.2(b) of the Series 2019-1 Supplement.

“Tranche” means each of the Series 2019-1 Class A-2-I Notes and the Series 2019-1 Class A-2-II Notes.

“Undrawn Commitment Fees” has the meaning set forth in Section 3.02(b) of the Series 2019-1 Class A-1 Note Purchase Agreement.

“Undrawn L/C Face Amounts” means, at any time, the aggregate then undrawn and unexpired face amount of any Letters of Credit outstanding at such time.

“Unreimbursed L/C Drawings” means, at any time, the aggregate amount of any L/C Reimbursement Amounts that have not then been reimbursed pursuant to Section 2.08 of the Series 2019-1 Class A-1 Note Purchase Agreement.

“U.S. Person” has the meaning set forth in Section 4.2(a) of the Series 2019-1 Supplement.

“Voluntary Decrease” has the meaning set forth in Section 2.2(b) of the Series 2019-1 Supplement.

Exhibits to Series 2019-1 Supplement

EXHIBIT A-1-1

FORM OF SERIES 2019-1 VARIABLE FUNDING SENIOR NOTE, CLASS A-1

SUBCLASS: SERIES 2019-1 CLASS A-1 ADVANCE NOTE

THE ISSUANCE AND SALE OF THIS SERIES 2019-1 VARIABLE FUNDING SENIOR NOTE, CLASS A-1 (THIS “NOTE”), WHICH IS A SERIES 2019-1 CLASS A-1 ADVANCE NOTE, HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR WITH ANY SECURITIES REGULATORY AUTHORITY OF ANY STATE OR OTHER RELEVANT JURISDICTION, AND NONE OF APPLEBEE’S FUNDING LLC AND IHOP FUNDING LLC (THE “CO-ISSUERS”) HAS BEEN REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE “INVESTMENT COMPANY ACT”). THIS NOTE AND ANY INTEREST HEREIN MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY TO PERSONS WHO ARE NOT COMPETITORS (AS DEFINED IN THE INDENTURE), UNLESS THE CO-ISSUERS GIVE WRITTEN CONSENT TO SUCH OFFER, SALE, PLEDGE OR OTHER TRANSFER, AND IN ACCORDANCE WITH THE PROVISIONS OF THE CLASS A-1 NOTE PURCHASE AGREEMENT, DATED AS OF JUNE 5, 2019 (AS AMENDED, SUPPLEMENTED OR MODIFIED, THE “CLASS A-1 NOTE PURCHASE AGREEMENT”), BY AND AMONG THE CO-ISSUERS, DINE BRANDS GLOBAL, INC., AS THE MANAGER, THE GUARANTORS, THE CONDUIT INVESTORS, THE COMMITTED NOTE PURCHASERS, THE FUNDING AGENTS AND BARCLAYS BANK PLC, AS L/C PROVIDER, SWINGLINE LENDER AND ADMINISTRATIVE AGENT.

Exhibits to Series 2019-1 Supplement

THE PRINCIPAL OF THIS NOTE IS PAYABLE AS SET FORTH HEREIN AND SUBJECT TO INCREASES AND DECREASES AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF. ANY PERSON ACQUIRING THIS NOTE MAY ASCERTAIN ITS CURRENT PRINCIPAL AMOUNT BY INQUIRY OF THE TRUSTEE.

REGISTERED

No. R-A-[ ]	up to $[

            ]

SEE REVERSE FOR CERTAIN CONDITIONS

APPLEBEE’S FUNDING LLC and

IHOP FUNDING LLC

SERIES 2019-1 VARIABLE FUNDING SENIOR NOTE, CLASS A-1

SUBCLASS: SERIES 2019-1 CLASS A-1 ADVANCE NOTE

APPLEBEE’S FUNDING LLC, a limited liability company formed under the laws of the State of Delaware, and IHOP FUNDING LLC, a limited liability company formed under the laws of the State of Delaware (herein referred to, together, as the “Co-Issuers”), for value received, hereby jointly and severally promise to pay to [_____________], or registered assigns, up to the principal sum of [____________________] DOLLARS ($[___________]) or such lesser amount as shall equal the portion of the Series 2019-1 Class A-1 Outstanding Principal Amount evidenced by this Note as provided in the Indenture and the Class A-1 Note Purchase Agreement. Payments of principal shall be payable in the amounts and at the times set forth in the Indenture described herein; provided, however, that the entire unpaid principal amount of this Note shall be due on June 5, 2049 (the “Series 2019-1 Legal Final Maturity Date”). Pursuant to the Class A-1 Note Purchase Agreement and the Series 2019-1 Supplement, the principal amount of this Note may be subject to Increases or Decreases on any Business Day during the Commitment Term, and principal with respect to the Series 2019-1 Class A-1 Notes may be paid earlier than the Series 2019-1 Legal Final Maturity Date as described in the Indenture. The Co-Issuers will pay interest on this Series 2019-1 Class A-1 Advance Note (this “Note”) at the Series 2019-1 Class A-1 Note Rate for each Interest Accrual Period in accordance with the terms of the Indenture. Such amounts due on this Note will be payable in arrears on each Quarterly Payment Date, which will be on the 5th day (or, if such 5th day is not a Business Day, the next succeeding Business Day) of each March, June, September and December, commencing September 5, 2019 (each, a “Quarterly Payment Date”). Such amounts due on this Note will accrue for each Quarterly Payment Date with respect to (i) initially, the period from

A-1-1-2

Exhibits to Series 2019-1 Supplement

and including June 5, 2019 to but excluding the day that is two (2) Business Days prior to the first Quarterly Calculation Date and (ii) thereafter, any period commencing on and including the day that is two (2) Business Days prior to a Quarterly Calculation Date and ending on but excluding the day that is two (2) Business Days prior to the next succeeding Quarterly Calculation Date (each, an “Interest Accrual Period”). Such amounts due on this Note (and interest on any defaulted payments of amounts due on this Note at the same rate) will be computed in accordance with the Indenture. In addition, under the circumstances set forth in the Indenture, the Co-Issuers shall also pay additional interest on this Note at the Series 2019-1 Class A-1 Post-Renewal Date Additional Interest Rate, and such additional interest shall be computed and shall be payable in the amounts and at the times set forth in the Indenture. In addition to and not in limitation of the foregoing and the provisions of the Indenture and the Class A-1 Note Purchase Agreement, the Co-Issuers further jointly and severally agree to pay to the holder of this Note such holder’s portion of the other fees, costs and expense reimbursements, indemnification amounts and other amounts, if any, due and payable in accordance with the Indenture and the Class A-1 Note Purchase Agreement.

The holder of this Note is authorized to endorse on the schedules annexed hereto and made a part hereof or on a continuation thereof which shall be attached hereto and made a part hereof the date and amount of each Increase and Decrease with respect thereto and the Series 2019-1 Class A-1 Note Rate applicable thereto. Each such endorsement shall constitute prima facie evidence of the accuracy of the information endorsed. The failure to make any such endorsement or any error in any such endorsement shall not affect the obligations of the Co-Issuers in respect of the Series 2019-1 Class A-1 Outstanding Principal Amount.

The amounts due on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Co-Issuers with respect to this Note shall be applied as provided in the Indenture.

This Note is subject to mandatory and optional prepayment as set forth in the Indenture.

Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note. Although a summary of certain provisions of the Indenture is set forth below and on the reverse hereof and made a part hereof, this Note does not purport to summarize the Indenture and reference is made to the Indenture for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Co-Issuers and the Trustee. A copy of the Indenture may be requested from the Trustee by writing to the Trustee at: Citibank, N.A., 388 Greenwich Street, New York, NY 10013, Attention: Agency & Trust – Applebee’s Funding LLC & IHOP Funding LLC. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Indenture.

A-1-1-3

Exhibits to Series 2019-1 Supplement

Subject to the next following paragraph, the Co-Issuers hereby certify and declare that all acts, conditions and things required to be done and performed and to have happened prior to the creation of this Note and to constitute it as the valid obligation of the Co-Issuers enforceable in accordance with its terms have been done and performed and have happened in due compliance with all applicable laws and in accordance with the terms of the Indenture.

Unless the certificate of authentication hereon has been executed by the Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

[Remainder of page intentionally left blank]

A-1-1-4

Exhibits to Series 2019-1 Supplement

IN WITNESS WHEREOF, each of the Co-Issuers has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer.

Date:

APPLEBEE’S FUNDING LLC, as Co-Issuer

By:	Name: Title:

IHOP FUNDING LLC, as Co-Issuer

By:	Name: Title:

A-1-1-5

Exhibits to Series 2019-1 Supplement

CERTIFICATE OF AUTHENTICATION

This is one of the Series 2019-1 Class A-1 Advance Notes issued under the within-mentioned Indenture.

CITIBANK, N.A., as Trustee

By:

       Authorized Signatory

A-1-1-6

Exhibits to Series 2019-1 Supplement

[REVERSE OF NOTE]

This Note is one of a duly authorized issue of Series 2019-1 Class A-1 Notes of the Co-Issuers designated as their Series 2019-1 Variable Funding Senior Notes, Class A-1 (herein called the “Series 2019-1 Class A-1 Notes”), and is one of the Subclass thereof designated as the Series 2019-1 Class A-1 Advance Notes (herein called the “Series 2019-1 Class A-1 Advance Notes”), all issued under (i) the Base Indenture, dated as of September 30, 2014, as amended and restated as of June 5, 2019 (such Base Indenture, as further amended, supplemented or modified, is herein called the “Base Indenture”), among the Co-Issuers and Citibank, N.A., as trustee (in such capacity, the “Trustee”, which term includes any successor Trustee under the Base Indenture) and as securities intermediary, and (ii) a Series 2019-1 Supplement to the Base Indenture, dated as of June 5, 2019 (the “Series 2019-1 Supplement”), among the Co-Issuers, the Trustee, and Citibank, N.A., as Series 2019-1 securities intermediary. The Base Indenture and the Series 2019-1 Supplement are referred to herein as the “Indenture”. The Series 2019-1 Class A-1 Advance Notes are subject to all terms of the Indenture. All terms used in this Note that are defined in the Indenture, as supplemented, modified or amended, shall have the meanings assigned to them in or pursuant to the Indenture, as so supplemented, modified or amended.

The Series 2019-1 Class A-1 Advance Notes are and will be secured by the Collateral pledged as security therefor as provided in the Indenture.

As provided for in the Indenture, the Series 2019-1 Class A-1 Advance Notes may be prepaid, in whole or in part, at the option of the Co-Issuers. In addition, the Series 2019-1 Class A-1 Advance Notes are subject to mandatory prepayment as provided for in the Indenture. As described above, the entire unpaid principal amount of this Note shall be due and payable on the Series 2019-1 Legal Final Maturity Date. Subject to the terms and conditions of the Class A-1 Note Purchase Agreement, all payments of principal of the Series 2019-1 Class A-1 Advance Notes will be made pro rata to the holders of Series 2019-1 Class A-1 Advance Notes entitled thereto based on the amounts due to such holders.

Amounts due on this Note which are payable on a Quarterly Payment Date or on any date on which payments are permitted to be made as provided for in the Indenture shall be paid to the Person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on the applicable Record Date or Prepayment Record Date, as the case may be.

Interest and additional interest, if any, will each accrue on the Series 2019-1 Class A-1 Advance Notes at the rates set forth in the Indenture. The interest and additional interest, if any, will be computed on the basis set forth in the Indenture. Amounts payable on the Series 2019-1 Class A-1 Advance Notes on each Quarterly Payment Date will be calculated as set forth in the Indenture.

A-1-1-7

Exhibits to Series 2019-1 Supplement

Payments of amounts due on this Note are subordinated to the payment of certain other amounts in accordance with the Priority of Payments.

If an Event of Default shall occur and be continuing, this Note may become or be declared due and payable in the manner and with the effect provided in the Indenture.

Unless otherwise specified in the Series 2019-1 Supplement, on each Quarterly Payment Date, the Paying Agent shall pay to the Series 2019-1 Class A-1 Noteholders of record on the preceding Record Date the amounts payable thereto (i) by wire transfer in immediately available funds released by the Paying Agent from the Series 2019-1 Class A-1 Distribution Account no later than 1:00 p.m. (New York City time) if a Series 2019-1 Class A-1 Noteholder has provided to the Paying Agent and the Trustee wiring instructions at least five (5) Business Days prior to the applicable Quarterly Payment Date or (ii) by check mailed first-class postage prepaid to such Series 2019-1 Class A-1 Noteholder at the address for such Series 2019-1 Class A-1 Noteholder appearing in the Note Register if such Series 2019-1 Class A-1 Noteholder has not provided wire instructions pursuant to clause (i) above; provided, however, that the final principal payment due on a Series 2019-1 Class A-1 Note shall only be paid upon due presentment and surrender of such Series 2019-1 Class A-1 Note for cancellation in accordance with the provisions of the Series 2019-1 Class A-1 Note at the applicable Corporate Trust Office, which such surrender by the Series 2019-1 Class A-1 Noteholders shall also constitute a general release by the Series 2019-1 Class A-1 Noteholders hereof from any claims against the Securitization Entities, the Manager, the Trustee and their affiliates.

As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Co-Issuers pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Co-Issuers and the Note Registrar duly executed by, the Series 2019-1 Class A-1 Noteholder hereof or its attorney duly authorized in writing, with such signature guaranteed by an “eligible guarantor institution” meeting the requirements of the Note Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended, and accompanied by such other documents as the Trustee and the Note Registrar may require and as may be required by the Series 2019-1 Supplement, and thereupon one or more new Series 2019-1 Class A-1 Advance Notes of authorized denominations in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

A-1-1-8

Exhibits to Series 2019-1 Supplement

Each Series 2019-1 Class A-1 Noteholder, by acceptance of a Series 2019-1 Class A-1 Note, covenants and agrees by accepting the benefits of the Indenture that prior to the date that is one year and one day after the payment in full of the latest maturing note issued under the Indenture, such Series 2019-1 Class A-1 Noteholder will not institute against, or join with any other Person in instituting against, any Securitization Entity any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings, under any federal or state bankruptcy or similar law; provided, however, that nothing herein shall constitute a waiver of any right to indemnification, reimbursement or other payment from the Securitization Entities pursuant to the Indenture or any other Transaction Document.

It is the intent of the Co-Issuers and each Series 2019-1 Class A-1 Noteholder that, for federal, state, local income and franchise tax purposes only, the Series 2019-1 Class A-1 Notes will evidence indebtedness of the Co-Issuers secured by the Collateral. Each Series 2019-1 Class A-1 Noteholder, by the acceptance of this Note, agrees to treat this Note (or beneficial interests herein) for all purposes of federal, state, local income or franchise taxes and any other tax imposed on or measured by income, as indebtedness of the Co-Issuers or, if any Co-Issuer is treated as a division of another entity, such other entity.

The Indenture permits certain amendments to be made thereto without the consent of the Control Party, the Controlling Class Representative or any Series 2019-1 Class A-1 Noteholders, provided that certain conditions precedent are satisfied. The Indenture also permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Co-Issuers and the rights of the Series 2019-1 Class A-1 Noteholders under the Indenture at any time by the Co-Issuers with the consent of the Control Party (acting at the direction of the Controlling Class Representative) and without the consent of any Series 2019-1 Class A-1 Noteholders. The Indenture also contains provisions permitting the Control Party (acting at the direction of the Controlling Class Representative) to waive compliance by the Co-Issuers with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences without the consent of any Series 2019-1 Class A-1 Noteholders. Any such consent or waiver of this Note (or any one or more predecessor Notes) shall be conclusive and binding upon such Series 2019-1 Class A-1 Noteholder and upon all future Series 2019-1 Class A-1 Noteholders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note.

Each purchaser or transferee of this Note (or any interest herein) shall be deemed to represent and warrant that either (i) it is neither a Plan (including, without limitation, an entity whose underlying assets include “plan assets” by reason of a Plan’s investment in the entity or otherwise) nor a governmental, church, non-U.S. or other plan which is subject to any federal, state, local or non-U.S. law that is similar to the provisions of Section 406 of ERISA or Section 4975 of the Code or (ii) its acquisition, holding and disposition of this Note (or any interest herein) will not constitute a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code or, in the case of a governmental, church, non-U.S. or other plan, a

A-1-1-9

Exhibits to Series 2019-1 Supplement

non-exempt violation under any federal, state, local or non-U.S. law that is similar to the provisions of Section 406 of ERISA or Section 4975 of the Code.

The term “Co-Issuer” as used in this Note includes any successor to a Co-Issuer.

The Series 2019-1 Class A-1 Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations set forth therein.

This Note and the Indenture shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York without regard to conflicts of law principles (other than Sections 5-1401 and 5-1402 of the General Obligations Law of the State of New York).

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Co-Issuers, which is absolute and unconditional, to pay the amounts due on this Note at the times, place and rate, and in the coin or currency herein prescribed.

[Remainder of page intentionally left blank]

A-1-1-10

Exhibits to Series 2019-1 Supplement

ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee:

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

(name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints                         , attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:

By:	[1]

Signature Guaranteed:

[1]	NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note, without alteration, enlargement or any change whatsoever.

A-1-1-11

Exhibits to Series 2019-1 Supplement

INCREASES AND DECREASES

Date	Unpaid Principal Amount	Increase	Decrease	Total	Series 2019-1 Class A-1 Note Rate	Interest Accrual Period (if applicable)	Notation Made By

A-1-1-12

Exhibits to Series 2019-1 Supplement

A-1-1-13

Exhibits to Series 2019-1 Supplement

EXHIBIT A-1-2

FORM OF SERIES 2019-1 VARIABLE FUNDING SENIOR NOTE, CLASS A-1

SUBCLASS: SERIES 2019-1 CLASS A-1 SWINGLINE NOTE

THE ISSUANCE AND SALE OF THIS SERIES 2019-1 VARIABLE FUNDING SENIOR NOTE, CLASS A-1 (THIS “NOTE”), WHICH IS A SERIES 2019-1 CLASS A-1 SWINGLINE NOTE, HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR WITH ANY SECURITIES REGULATORY AUTHORITY OF ANY STATE OR OTHER RELEVANT JURISDICTION, AND NONE OF APPLEBEE’S FUNDING LLC AND IHOP FUNDING LLC (THE “CO-ISSUERS”) HAS BEEN REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE “INVESTMENT COMPANY ACT”). THIS NOTE AND ANY INTEREST HEREIN MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY TO PERSONS WHO ARE NOT COMPETITORS (AS DEFINED IN THE INDENTURE), UNLESS THE CO-ISSUERS GIVE WRITTEN CONSENT TO SUCH OFFER, SALE, PLEDGE OR OTHER TRANSFER, AND IN ACCORDANCE WITH THE PROVISIONS OF THE CLASS A-1 NOTE PURCHASE AGREEMENT, DATED AS OF JUNE 5, 2019 (AS AMENDED, SUPPLEMENTED OR MODIFIED, THE “CLASS A-1 NOTE PURCHASE AGREEMENT”), BY AND AMONG THE CO-ISSUERS, DINE BRANDS GLOBAL, INC., AS THE MANAGER, THE GUARANTORS, THE CONDUIT INVESTORS, THE COMMITTED NOTE PURCHASERS, THE FUNDING AGENTS AND BARCLAYS BANK PLC, AS L/C PROVIDER, SWINGLINE LENDER AND ADMINISTRATIVE AGENT.

A-1-2-1

Exhibits to Series 2019-1 Supplement

THE PRINCIPAL OF THIS NOTE IS PAYABLE AS SET FORTH HEREIN AND SUBJECT TO SUBFACILITY INCREASES AND SUBFACILITY DECREASES AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF. ANY PERSON ACQUIRING THIS NOTE MAY ASCERTAIN ITS CURRENT PRINCIPAL AMOUNT BY INQUIRY OF THE TRUSTEE.

REGISTERED

No. R-S-[ ]	up to $[

            ]

SEE REVERSE FOR CERTAIN CONDITIONS

APPLEBEE’S FUNDING LLC and

IHOP FUNDING LLC

SERIES 2019-1 VARIABLE FUNDING SENIOR NOTE, CLASS A-1

SUBCLASS: SERIES 2019-1 CLASS A-1 SWINGLINE NOTE

APPLEBEE’S FUNDING LLC, a limited liability company formed under the laws of the State of Delaware, and IHOP FUNDING LLC, a limited liability company formed under the laws of the State of Delaware (herein referred to, together, as the “Co-Issuers”), for value received, hereby jointly and severally promise to pay to [_____________], or registered assigns, up to the principal sum of [____________________] DOLLARS ($[___________]) or such lesser amount as shall equal the portion of the Series 2019-1 Class A-1 Outstanding Principal Amount evidenced by this Note as provided in the Indenture and the Class A-1 Note Purchase Agreement. Payments of principal shall be payable in the amounts and at the times set forth in the Indenture described herein; provided, however, that the entire unpaid principal amount of this Note shall be due on June 5, 2049 (the “Series 2019-1 Legal Final Maturity Date”). Pursuant to the Class A-1 Note Purchase Agreement and the Series 2019-1 Supplement, the principal amount of this Note may be subject to Subfacility Increases or Subfacility Decreases on any Business Day during the Commitment Term, and principal with respect to the Series 2019-1 Class A-1 Notes may be paid earlier than the Series 2019-1 Legal Final Maturity Date as described in the Indenture. The Co-Issuers will pay interest on this Series 2019-1 Class A-1 Swingline Note (this “Note”) at the Series 2019-1 Class A-1 Note Rate for each Interest Accrual Period in accordance with the terms of the Indenture. Such amounts due on this Note will be payable in arrears on each Quarterly Payment Date, which will be on the 5th day (or, if such 5th day is not a Business Day, the next succeeding Business Day) of each March, June, September and December, commencing September 5, 2019 (each, a “Quarterly Payment Date”). Such amounts due on this Note will accrue for each Quarterly Payment Date with respect to (i) initially, the period from and including June 5, 2019 to but excluding the day that is two (2) Business Days prior to the first Quarterly Calculation Date and (ii) thereafter, any period commencing on and including the day that is two (2)

A-1-2-2

Exhibits to Series 2019-1 Supplement

Business Days prior to a Quarterly Calculation Date and ending on but excluding the day that is two (2) Business Days prior to the next succeeding Quarterly Calculation Date (each, an “Interest Accrual Period”). Such amounts due on this Note (and interest on any defaulted payments of amounts due on this Note at the same rate) will be computed in accordance with the Indenture. In addition, under the circumstances set forth in the Indenture, the Co-Issuers shall also pay additional interest on this Note at the Series 2019-1 Class A-1 Post-Renewal Date Additional Interest Rate, and such additional interest shall be computed and shall be payable in the amounts and at the times set forth in the Indenture. In addition to and not in limitation of the foregoing and the provisions of the Indenture and the Class A-1 Note Purchase Agreement, the Co-Issuers further jointly and severally agree to pay to the holder of this Note such holder’s portion of the other fees, costs and expense reimbursements, indemnification amounts and other amounts, if any, due and payable in accordance with the Indenture and the Class A-1 Note Purchase Agreement.

The holder of this Note is authorized to endorse on the schedules annexed hereto and made a part hereof or on a continuation thereof which shall be attached hereto and made a part hereof the date and amount of each Subfacility Increase and Subfacility Decrease with respect thereto and the Series 2019-1 Class A-1 Note Rate applicable thereto. Each such endorsement shall constitute prima facie evidence of the accuracy of the information endorsed. The failure to make any such endorsement or any error in any such endorsement shall not affect the obligations of the Co-Issuers in respect of the Series 2019-1 Class A-1 Outstanding Principal Amount.

The amounts due on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Co-Issuers with respect to this Note shall be applied as provided in the Indenture.

This Note is subject to mandatory and optional prepayment as set forth in the Indenture.

Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note. Although a summary of certain provisions of the Indenture is set forth below and on the reverse hereof and made a part hereof, this Note does not purport to summarize the Indenture and reference is made to the Indenture for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Co-Issuers and the Trustee. A copy of the Indenture may be requested from the Trustee by writing to the Trustee at: Citibank, N.A., 388 Greenwich Street, New York, NY 10013, Attention: Agency & Trust – Applebee’s Funding LLC & IHOP Funding LLC. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Indenture.

A-1-2-3

Exhibits to Series 2019-1 Supplement

Subject to the next following paragraph, the Co-Issuers hereby certify and declare that all acts, conditions and things required to be done and performed and to have happened prior to the creation of this Note and to constitute it as the valid obligation of the Co-Issuers enforceable in accordance with its terms have been done and performed and have happened in due compliance with all applicable laws and in accordance with the terms of the Indenture.

Unless the certificate of authentication hereon has been executed by the Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

[Remainder of page intentionally left blank]

A-1-2-4

Exhibits to Series 2019-1 Supplement

IN WITNESS WHEREOF, each of the Co-Issuers has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer.

Date:

APPLEBEE’S FUNDING LLC, as Co-Issuer

By:
Name:
Title:

IHOP FUNDING LLC, as Co-Issuer

By:
Name:
Title:

A-1-2-5

Exhibits to Series 2019-1 Supplement

CERTIFICATE OF AUTHENTICATION

This is one of the Series 2019-1 Class A-1 Swingline Notes issued under the within-mentioned Indenture.

CITIBANK, N.A., as Trustee

By:
Authorized Signatory

A-1-2-6

Exhibits to Series 2019-1 Supplement

[REVERSE OF NOTE]

This Note is one of a duly authorized issue of Series 2019-1 Class A-1 Notes of the Co-Issuers designated as their Series 2019-1 Variable Funding Senior Notes, Class A-1 (herein called the “Series 2019-1 Class A-1 Notes”), and is one of the Subclass thereof designated as the Series 2019-1 Class A-1 Swingline Notes (herein called the “Series 2019-1 Class A-1 Swingline Notes”), all issued under (i) the Base Indenture, dated as of September 30, 2014, as amended and restated as of June 5, 2019 (such Base Indenture, as further amended, supplemented or modified, is herein called the “Base Indenture”), among the Co-Issuers and Citibank, N.A., as trustee (in such capacity, the “Trustee”, which term includes any successor Trustee under the Base Indenture) and as securities intermediary, and (ii) a Series 2019-1 Supplement to the Base Indenture, dated as of June 5, 2019 (the “Series 2019-1 Supplement”), among the Co-Issuers, the Trustee and Citibank, N.A., as series 2019-1 securities intermediary. The Base Indenture and the Series 2019-1 Supplement are referred to herein as the “Indenture”. The Series 2019-1 Class A-1 Swingline Notes are subject to all terms of the Indenture. All terms used in this Note that are defined in the Indenture, as supplemented, modified or amended, shall have the meanings assigned to them in or pursuant to the Indenture, as so supplemented, modified or amended.

The Series 2019-1 Class A-1 Swingline Notes are and will be secured by the Collateral pledged as security therefor as provided in the Indenture.

As provided for in the Indenture, the Series 2019-1 Class A-1 Swingline Notes may be prepaid, in whole or in part, at the option of the Co-Issuers. In addition, the Series 2019-1 Class A-1 Swingline Notes are subject to mandatory prepayment as provided for in the Indenture. As described above, the entire unpaid principal amount of this Note shall be due and payable on the Series 2019-1 Legal Final Maturity Date. Subject to the terms and conditions of the Class A-1 Note Purchase Agreement, all payments of principal of the Series 2019-1 Class A-1 Swingline Notes will be made pro rata to the holders of Series 2019-1 Class A-1 Swingline Notes entitled thereto based on the amounts due to such holders.

Amounts due on this Note which are payable on a Quarterly Payment Date or on any date on which payments are permitted to be made as provided for in the Indenture shall be paid to the Person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on the applicable Record Date or Prepayment Record Date, as the case may be.

Interest and additional interest, if any, will each accrue on the Series 2019-1 Class A-1 Swingline Notes at the rates set forth in the Indenture. The interest and additional interest, if any, will be computed on the basis set forth in the Indenture. Amounts payable on the Series 2019-1 Class A-1 Swingline Notes on each Quarterly Payment Date will be calculated as set forth in the Indenture.

A-1-2-7

Exhibits to Series 2019-1 Supplement

Payments of amounts due on this Note are subordinated to the payment of certain other amounts in accordance with the Priority of Payments.

If an Event of Default shall occur and be continuing, this Note may become or be declared due and payable in the manner and with the effect provided in the Indenture.

Unless otherwise specified in the Series 2019-1 Supplement, on each Quarterly Payment Date, the Paying Agent shall pay to the Series 2019-1 Class A-1 Noteholders of record on the preceding Record Date the amounts payable thereto (i) by wire transfer in immediately available funds released by the Paying Agent from the Series 2019-1 Class A-1 Distribution Account no later than 1:00 p.m. (New York City time) if a Series 2019-1 Class A-1 Noteholder has provided to the Paying Agent and the Trustee wiring instructions at least five (5) Business Days prior to the applicable Quarterly Payment Date or (ii) by check mailed first-class postage prepaid to such Series 2019-1 Class A-1 Noteholder at the address for such Series 2019-1 Class A-1 Noteholder appearing in the Note Register if such Series 2019-1 Class A-1 Noteholder has not provided wire instructions pursuant to clause (i) above; provided, however, that the final principal payment due on a Series 2019-1 Class A-1 Note shall only be paid upon due presentment and surrender of such Series 2019-1 Class A-1 Note for cancellation in accordance with the provisions of the Series 2019-1 Class A-1 Note at the applicable Corporate Trust Office, which such surrender by the Series 2019-1 Class A-1 Noteholders shall also constitute a general release by the Series 2019-1 Class A-1 Noteholders hereof from any claims against the Securitization Entities, the Manager, the Trustee and their affiliates.

As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Co-Issuers pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Co-Issuers and the Note Registrar duly executed by, the Series 2019-1 Class A-1 Noteholder hereof or its attorney duly authorized in writing, with such signature guaranteed by an “eligible guarantor institution” meeting the requirements of the Note Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended, and accompanied by such other documents as the Trustee and the Note Registrar may require and as may be required by the Series 2019-1 Supplement, and thereupon one or more new Series 2019-1 Class A-1 Swingline Notes of authorized denominations in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

A-1-2-8

Exhibits to Series 2019-1 Supplement

Each Series 2019-1 Class A-1 Noteholder, by acceptance of a Series 2019-1 Class A-1 Note, covenants and agrees by accepting the benefits of the Indenture that prior to the date that is one year and one day after the payment in full of the latest maturing note issued under the Indenture, such Series 2019-1 Class A-1 Noteholder will not institute against, or join with any other Person in instituting against, any Securitization Entity any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings, under any federal or state bankruptcy or similar law; provided, however, that nothing herein shall constitute a waiver of any right to indemnification, reimbursement or other payment from the Securitization Entities pursuant to the Indenture or any other Transaction Document.

It is the intent of the Co-Issuers and each Series 2019-1 Class A-1 Noteholder that, for federal, state, local income and franchise tax purposes only, the Series 2019-1 Class A-1 Notes will evidence indebtedness of the Co-Issuers secured by the Collateral. Each Series 2019-1 Class A-1 Noteholder, by the acceptance of this Note, agrees to treat this Note (or beneficial interests herein) for all purposes of federal, state, local income or franchise taxes and any other tax imposed on or measured by income, as indebtedness of the Co-Issuers or, if any Co-Issuer is treated as a division of another entity, such other entity.

The Indenture permits certain amendments to be made thereto without the consent of the Control Party, the Controlling Class Representative or any Series 2019-1 Class A-1 Noteholders, provided that certain conditions precedent are satisfied. The Indenture also permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Co-Issuers and the rights of the Series 2019-1 Class A-1 Noteholders under the Indenture at any time by the Co-Issuers with the consent of the Control Party (acting at the direction of the Controlling Class Representative) and without the consent of any Series 2019-1 Class A-1 Noteholders. The Indenture also contains provisions permitting the Control Party (acting at the direction of the Controlling Class Representative) to waive compliance by the Co-Issuers with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences without the consent of any Series 2019-1 Class A-1 Noteholders. Any such consent or waiver of this Note (or any one or more predecessor Notes) shall be conclusive and binding upon such Series 2019-1 Class A-1 Noteholder and upon all future Series 2019-1 Class A-1 Noteholders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note.

Each purchaser or transferee of this Note (or any interest herein) shall be deemed to represent and warrant that either (i) it is neither a Plan (including, without limitation, an entity whose underlying assets include “plan assets” by reason of a Plan’s investment in the entity or otherwise) nor a governmental, church, non-U.S. or other plan which is subject to any federal, state, local or non-U.S. law that is similar to the provisions of Section 406 of ERISA or Section 4975 of the Code or (ii) its acquisition, holding and disposition of this Note (or any interest herein) will not constitute a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code or, in the case of a governmental, church, non-U.S. or other plan, a

A-1-2-9

Exhibits to Series 2019-1 Supplement

non-exempt violation under any federal, state, local or non-U.S. law that is similar to the provisions of Section 406 of ERISA or Section 4975 of the Code.

The term “Co-Issuer” as used in this Note includes any successor to a Co-Issuer.

The Series 2019-1 Class A-1 Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations set forth therein.

This Note and the Indenture shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York without regard to conflicts of law principles (other than Sections 5-1401 and 5-1402 of the General Obligations Law of the State of New York), and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Co-Issuers, which is absolute and unconditional, to pay the amounts due on this Note at the times, place and rate, and in the coin or currency herein prescribed.

[Remainder of page intentionally left blank]

A-1-2-10

Exhibits to Series 2019-1 Supplement

ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee:

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

(name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints                     , attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:

By:	[1]

Signature Guaranteed:

[1]	NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note, without alteration, enlargement or any change whatsoever.

A-1-2-11

Exhibits to Series 2019-1 Supplement

SUBFACILITY INCREASES AND SUBFACILITY DECREASES

Date	Unpaid Principal Amount	Subfacility Increase	Subfacility Decrease	Total	Series 2019-1 Class A-1 Note Rate	Interest Accrual Period (if applicable)	Notation Made By

A-1-2-12

Exhibits to Series 2019-1 Supplement

A-1-2-13

Exhibits to Series 2019-1 Supplement

EXHIBIT A-1-3

FORM OF SERIES 2019-1 VARIABLE FUNDING SENIOR NOTE, CLASS A-1

SUBCLASS: SERIES 2019-1 CLASS A-1 L/C NOTE

THE ISSUANCE AND SALE OF THIS SERIES 2019-1 VARIABLE FUNDING SENIOR NOTE, CLASS A-1 (THIS “NOTE”), WHICH IS A SERIES 2019-1 CLASS A-1 L/C NOTE, HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR WITH ANY SECURITIES REGULATORY AUTHORITY OF ANY STATE OR OTHER RELEVANT JURISDICTION, AND NONE OF APPLEBEE’S FUNDING LLC AND IHOP FUNDING LLC (THE “CO-ISSUERS”) HAS BEEN REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE “INVESTMENT COMPANY ACT”). THIS NOTE AND ANY INTEREST HEREIN MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY TO PERSONS WHO ARE NOT COMPETITORS (AS DEFINED IN THE INDENTURE), UNLESS THE CO-ISSUERS GIVE WRITTEN CONSENT TO SUCH OFFER, SALE, PLEDGE OR OTHER TRANSFER, AND IN ACCORDANCE WITH THE PROVISIONS OF THE CLASS A-1 NOTE PURCHASE AGREEMENT, DATED AS OF JUNE 5, 2019 (AS AMENDED, SUPPLEMENTED OR MODIFIED, THE “CLASS A-1 NOTE PURCHASE AGREEMENT”), BY AND AMONG THE CO-ISSUERS, DINE BRANDS, INC., AS THE MANAGER, THE GUARANTORS, THE CONDUIT INVESTORS, THE COMMITTED NOTE PURCHASERS, THE FUNDING AGENTS AND BARCLAYS BANK PLC, AS L/C PROVIDER, SWINGLINE LENDER AND ADMINISTRATIVE AGENT.

A-1-3-1

Exhibits to Series 2019-1 Supplement

THE PRINCIPAL OF THIS NOTE IS PAYABLE AS SET FORTH HEREIN AND SUBJECT TO SUBFACILITY INCREASES AND SUBFACILITY DECREASES AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF. ALL L/C OBLIGATIONS RELATING TO LETTERS OF CREDIT ISSUED BY THE HOLDER OF THIS NOTE (WHETHER IN RESPECT OF UNDRAWN L/C FACE AMOUNTS OR UNREIMBURSED L/C DRAWINGS) SHALL BE DEEMED TO BE PRINCIPAL OUTSTANDING UNDER THIS NOTE FOR ALL PURPOSES OF THE CLASS A-1 NOTE PURCHASE AGREEMENT, THE INDENTURE AND THE OTHER TRANSACTION DOCUMENTS OTHER THAN, IN THE CASE OF UNDRAWN L/C FACE AMOUNTS, FOR PURPOSES OF ACCRUAL OF INTEREST. ANY PERSON ACQUIRING THIS NOTE MAY ASCERTAIN ITS CURRENT PRINCIPAL AMOUNT BY INQUIRY OF THE TRUSTEE.

REGISTERED

No. R-L-	up to $[

]

SEE REVERSE FOR CERTAIN CONDITIONS

APPLEBEE’S FUNDING LLC and

IHOP FUNDING LLC

SERIES 2019-1 VARIABLE FUNDING SENIOR NOTE, CLASS A-1

SUBCLASS: SERIES 2019-1 CLASS A-1 L/C NOTE

APPLEBEE’S FUNDING LLC, a limited liability company formed under the laws of the State of Delaware, and IHOP FUNDING LLC, a limited liability company formed under the laws of the State of Delaware (herein referred to, together, as the “Co-Issuers”), for value received, hereby jointly and severally promise to pay to [                    ], or registered assigns, up to the principal sum of [                            ] DOLLARS ($[                    ]) or such lesser amount as shall equal the portion of the Series 2019-1 Class A-1 Outstanding Principal Amount evidenced by this Note as provided in the Indenture and the Class A-1 Note Purchase Agreement. Payments of principal shall be payable in the amounts and at the times set forth in the Indenture described herein; provided, however, that the entire unpaid principal amount of this Note shall be due on June 5, 2049 (the “Series 2019-1 Legal Final Maturity Date”). The initial outstanding principal amount of this Note shall equal the Series 2019-1 Class A-1 Initial Aggregate Undrawn L/C Face Amount. Pursuant to the Class A-1 Note Purchase Agreement and the Series 2019-1 Supplement, the principal amount of this Note may be subject to Subfacility Increases or Subfacility Decreases on any Business Day during the Commitment Term, and principal with respect to the Series 2019-1 Class A-1 Notes may be paid earlier than

A-1-3-2

Exhibits to Series 2019-1 Supplement

the Series 2019-1 Legal Final Maturity Date as described in the Indenture. The Co-Issuers will pay (i) interest on this Series 2019-1 Class A-1 L/C Note (this “Note”) at the Series 2019-1 Class A-1 Note Rate and (ii) the Series 2019-1 Class A-1 L/C Fees, in each case, for each Interest Accrual Period in accordance with the terms of the Indenture. Such amounts due on this Note will be payable in arrears on each Quarterly Payment Date, which will be on the 5th day (or, if such 5th day is not a Business Day, the next succeeding Business Day) of each March, June, September and December, commencing September 5, 2019 (each, a “Quarterly Payment Date”). Such amounts due on this Note will accrue for each Quarterly Payment Date with respect to (i) initially, the period from and including June 5, 2019 to but excluding the day that is two (2) Business Days prior to the first Quarterly Calculation Date and (ii) thereafter, any period commencing on and including the day that is two (2) Business Days prior to a Quarterly Calculation Date and ending on but excluding the day that is two (2) Business Days prior to the next succeeding Quarterly Calculation Date (each, an “Interest Accrual Period”). Such amounts due on this Note (and interest on any defaulted payments of amounts due on this Note at the same rate) will be computed in accordance with the Indenture. In addition, under the circumstances set forth in the Indenture, the Co-Issuers shall also pay additional interest and fees on this Note at the Series 2019-1 Class A-1 Post-Renewal Date Additional Interest Rate, and such additional interest and fees shall be computed and shall be payable in the amounts and at the times set forth in the Indenture. In addition to and not in limitation of the foregoing and the provisions of the Indenture and the Class A-1 Note Purchase Agreement, the Co-Issuers further jointly and severally agree to pay to the holder of this Note such holder’s portion of the other fees, costs and expense reimbursements, indemnification amounts and other amounts, if any, due and payable in accordance with the Indenture and the Class A-1 Note Purchase Agreement.

The holder of this Note is authorized to endorse on the schedules annexed hereto and made a part hereof or on a continuation thereof which shall be attached hereto and made a part hereof the date and amount of each Subfacility Increase and Subfacility Decrease with respect thereto and the Series 2019-1 Class A-1 Note Rate applicable thereto. Each such endorsement shall constitute prima facie evidence of the accuracy of the information endorsed. The failure to make any such endorsement or any error in any such endorsement shall not affect the obligations of the Co-Issuers in respect of the Series 2019-1 Class A-1 Outstanding Principal Amount.

The amounts due on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Co-Issuers with respect to this Note shall be applied as provided in the Indenture.

This Note is subject to mandatory and optional prepayment as set forth in the Indenture.

Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

A-1-3-3

Exhibits to Series 2019-1 Supplement

Although a summary of certain provisions of the Indenture is set forth below and on the reverse hereof and made a part hereof, this Note does not purport to summarize the Indenture and reference is made to the Indenture for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Co-Issuers and the Trustee. A copy of the Indenture may be requested from the Trustee by writing to the Trustee at: Citibank, N.A., 388 Greenwich Street, New York, NY 10013, Attention: Agency & Trust – Applebee’s Funding LLC & IHOP Funding LLC. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Indenture.

Subject to the next following paragraph, the Co-Issuers hereby certify and declare that all acts, conditions and things required to be done and performed and to have happened prior to the creation of this Note and to constitute it as the valid obligation of the Co-Issuers enforceable in accordance with its terms have been done and performed and have happened in due compliance with all applicable laws and in accordance with the terms of the Indenture.

Unless the certificate of authentication hereon has been executed by the Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

[Remainder of page intentionally left blank]

A-1-3-4

Exhibits to Series 2019-1 Supplement

IN WITNESS WHEREOF, each of the Co-Issuers has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer.

Date:

APPLEBEE’S FUNDING LLC, as Co-Issuer

By:
Name:
Title:

IHOP FUNDING LLC, as Co-Issuer

By:
Name:
Title:

A-1-3-5

Exhibits to Series 2019-1 Supplement

CERTIFICATE OF AUTHENTICATION

This is one of the Series 2019-1 Class A-1 L/C Notes issued under the within-mentioned Indenture.

CITIBANK, N.A., as Trustee

By:
Authorized Signatory

A-1-3-6

Exhibits to Series 2019-1 Supplement

[REVERSE OF NOTE]

This Note is one of a duly authorized issue of Series 2019-1 Class A-1 Notes of the Co-Issuers designated as their Series 2019-1 Variable Funding Senior Notes, Class A-1 (herein called the “Series 2019-1 Class A-1 Notes”), and is one of the Subclass thereof designated as the Series 2019-1 Class A-1 L/C Notes (herein called the “Series 2019-1 Class A-1 L/C Notes”), all issued under (i) the Base Indenture, dated as of September 30, 2014, as amended and restated as of June 5, 2019 (such Base Indenture, as further amended, supplemented or modified, is herein called the “Base Indenture”), among the Co-Issuers and Citibank, N.A., as trustee (in such capacity, the “Trustee”, which term includes any successor Trustee under the Base Indenture) and as securities intermediary, and (ii) a Series 2019-1 Supplement to the Base Indenture, dated as of June 5, 2019 (the “Series 2019-1 Supplement”), among the Co-Issuers, the Trustee and Citibank, N.A., as series 2019-1 securities intermediary. The Base Indenture and the Series 2019-1 Supplement are referred to herein as the “Indenture”. The Series 2019-1 Class A-1 L/C Notes are subject to all terms of the Indenture. All terms used in this Note that are defined in the Indenture, as supplemented, modified or amended, shall have the meanings assigned to them in or pursuant to the Indenture, as so supplemented, modified or amended.

The Series 2019-1 Class A-1 L/C Notes are and will be secured by the Collateral pledged as security therefor as provided in the Indenture.

All L/C Obligations relating to Letters of Credit issued by the holder of this Note (whether in respect of Undrawn L/C Face Amounts or Unreimbursed L/C Drawings) shall be deemed to be principal outstanding under this Note for all purposes of the Class A-1 Note Purchase Agreement, the Indenture and the other Transaction Documents other than, in the case of Undrawn L/C Face Amounts, for purposes of accrual of interest. As provided for in the Indenture, the Series 2019-1 Class A-1 L/C Notes may be prepaid, in whole or in part, at the option of the Co-Issuers. In addition, the Series 2019-1 Class A-1 L/C Notes are subject to mandatory prepayment as provided for in the Indenture. As described above, the entire unpaid principal amount of this Note shall be due and payable on the Series 2019-1 Legal Final Maturity Date. Subject to the terms and conditions of the Class A-1 Note Purchase Agreement, all payments of principal of the Series 2019-1 Class A-1 L/C Notes will be made pro rata to the holders of Series 2019-1 Class A-1 L/C Notes entitled thereto based on the amounts due to such holders.

Amounts due on this Note which are payable on a Quarterly Payment Date or on any date on which payments are permitted to be made as provided for in the Indenture shall be paid to the Person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on the applicable Record Date or Prepayment Record Date, as the case may be.

A-1-3-7

Exhibits to Series 2019-1 Supplement

Interest and fees and additional interest, if any, will each accrue on the Series 2019-1 Class A-1 L/C Notes at the rates set forth in the Indenture. The interest and fees and additional interest, if any, will be computed on the basis set forth in the Indenture. Amounts payable on the Series 2019-1 Class A-1 L/C Notes on each Quarterly Payment Date will be calculated as set forth in the Indenture.

Payments of amounts due on this Note are subordinated to the payment of certain other amounts in accordance with the Priority of Payments.

If an Event of Default shall occur and be continuing, this Note may become or be declared due and payable in the manner and with the effect provided in the Indenture.

Unless otherwise specified in the Series 2019-1 Supplement, on each Quarterly Payment Date, the Paying Agent shall pay to the Series 2019-1 Class A-1 Noteholders of record on the preceding Record Date the amounts payable thereto (i) by wire transfer in immediately available funds released by the Paying Agent from the Series 2019-1 Class A-1 Distribution Account no later than 1:00 p.m. (New York City time) if a Series 2019-1 Class A-1 Noteholder has provided to the Paying Agent and the Trustee wiring instructions at least five (5) Business Days prior to the applicable Quarterly Payment Date or (ii) by check mailed first-class postage prepaid to such Series 2019-1 Class A-1 Noteholder at the address for such Series 2019-1 Class A-1 Noteholder appearing in the Note Register if such Series 2019-1 Class A-1 Noteholder has not provided wire instructions pursuant to clause (i) above; provided, however, that the final principal payment due on a Series 2019-1 Class A-1 Note shall only be paid upon due presentment and surrender of such Series 2019-1 Class A-1 Note for cancellation in accordance with the provisions of the Series 2019-1 Class A-1 Note at the applicable Corporate Trust Office, which such surrender by the Series 2019-1 Class A-1 Noteholders shall also constitute a general release by the Series 2019-1 Class A-1 Noteholders hereof from any claims against the Securitization Entities, the Manager, the Trustee and their affiliates.

As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Co-Issuers pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Co-Issuers and the Note Registrar duly executed by, the Series 2019-1 Class A-1 Noteholder hereof or its attorney duly authorized in writing, with such signature guaranteed by an “eligible guarantor institution” meeting the requirements of the Note Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended, and accompanied by such other documents as the Trustee and the Note Registrar may require and as may be required by the Series 2019-1 Supplement, and thereupon one or more new Series 2019-1 Class A-1 L/C Notes of authorized denominations in the same aggregate principal amount will be issued to the designated transferee or transferees.

A-1-3-8

Exhibits to Series 2019-1 Supplement

No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

Each Series 2019-1 Class A-1 Noteholder, by acceptance of a Series 2019-1 Class A-1 Note, covenants and agrees by accepting the benefits of the Indenture that prior to the date that is one year and one day after the payment in full of the latest maturing note issued under the Indenture, such Series 2019-1 Class A-1 Noteholder will not institute against, or join with any other Person in instituting against, any Securitization Entity any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings, under any federal or state bankruptcy or similar law; provided, however, that nothing herein shall constitute a waiver of any right to indemnification, reimbursement or other payment from the Securitization Entities pursuant to the Indenture or any other Transaction Document.

It is the intent of the Co-Issuers and each Series 2019-1 Class A-1 Noteholder that, for federal, state, local income and franchise tax purposes only, the Series 2019-1 Class A-1 Notes will evidence indebtedness of the Co-Issuers secured by the Collateral. Each Series 2019-1 Class A-1 Noteholder, by the acceptance of this Note, agrees to treat this Note (or beneficial interests herein) for all purposes of federal, state, local income or franchise taxes and any other tax imposed on or measured by income, as indebtedness of the Co-Issuers or, if any Co-Issuer is treated as a division of another entity, such other entity.

The Indenture permits certain amendments to be made thereto without the consent of the Control Party, the Controlling Class Representative or any Series 2019-1 Class A-1 Noteholders, provided that certain conditions precedent are satisfied. The Indenture also permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Co-Issuers and the rights of the Series 2019-1 Class A-1 Noteholders under the Indenture at any time by the Co-Issuers with the consent of the Control Party (acting at the direction of the Controlling Class Representative) and without the consent of any Series 2019-1 Class A-1 Noteholders. The Indenture also contains provisions permitting the Control Party (acting at the direction of the Controlling Class Representative) to waive compliance by the Co-Issuers with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences without the consent of any Series 2019-1 Class A-1 Noteholders. Any such consent or waiver of this Note (or any one or more predecessor Notes) shall be conclusive and binding upon such Series 2019-1 Class A-1 Noteholder and upon all future Series 2019-1 Class A-1 Noteholders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note.

Each purchaser or transferee of this Note (or any interest herein) shall be deemed to represent and warrant that either (i) it is neither a Plan (including, without limitation, an entity whose underlying assets include “plan assets” by reason of a Plan’s investment in the entity or otherwise) nor a governmental, church, non-U.S. or other plan which is subject to any federal,

A-1-3-9

Exhibits to Series 2019-1 Supplement

state, local or non-U.S. law that is similar to the provisions of Section 406 of ERISA or Section 4975 of the Code or (ii) its acquisition, holding and disposition of this Note (or any interest herein) will not constitute a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code or, in the case of a governmental, church, non-U.S. or other plan, a non-exempt violation under any federal, state, local or non-U.S. law that is similar to the provisions of Section 406 of ERISA or Section 4975 of the Code.

The term “Co-Issuer” as used in this Note includes any successor to a Co-Issuer.

The Series 2019-1 Class A-1 Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations set forth therein.

This Note and the Indenture shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York without regard to conflicts of law principles (other than Sections 5-1401 and 5-1402 of the General Obligations Law of the State of New York), and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Co-Issuers, which is absolute and unconditional, to pay the amounts due on this Note at the times, place and rate, and in the coin or currency herein prescribed.

[Remainder of page intentionally left blank]

A-1-3-10

Exhibits to Series 2019-1 Supplement

ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee:

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

(name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints                         , attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:

By:	[1]

Signature Guaranteed:

[1]	NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note, without alteration, enlargement or any change whatsoever.

A-1-3-11

Exhibits to Series 2019-1 Supplement

SUBFACILITY INCREASES AND SUBFACILITY DECREASES

Date	Unpaid Principal Amount	Subfacility Increase	Subfacility Decrease	Total	Series 2019-1 Class A-1 Note Rate	Interest Accrual Period (if applicable)	Notation Made By

A-1-3-12

Exhibits to Series 2019-1 Supplement

A-1-3-13

Exhibits to Series 2019-1 Supplement

EXHIBIT A-2-1

THE ISSUANCE AND SALE OF THIS RULE 144A GLOBAL SERIES 2019-1 CLASS [A-2-I] [A-2-II] NOTE HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”), OR WITH ANY SECURITIES REGULATORY AUTHORITY OF ANY STATE OR OTHER RELEVANT JURISDICTION, AND APPLEBEE’S FUNDING LLC AND IHOP FUNDING LLC (EACH A “CO-ISSUER” AND COLLECTIVELY, THE “CO-ISSUERS”) HAVE NOT BEEN REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE “1940 ACT”). THIS NOTE OR ANY INTEREST HEREIN MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) TO THE CO-ISSUERS OR AN AFFILIATE THEREOF, (B) IN THE UNITED STATES, TO A PERSON WHO IS NOT A COMPETITOR AND IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A UNDER THE 1933 ACT (“RULE 144A”), ACTING FOR ITS OWN ACCOUNT OR ONE OR MORE ACCOUNTS WITH RESPECT TO WHICH SUCH PERSON EXERCISES SOLE INVESTMENT DISCRETION OR (C) OUTSIDE THE UNITED STATES, TO A PERSON WHO IS NOT A COMPETITOR AND IS NOT A “U.S. PERSON” AS DEFINED IN REGULATION S UNDER THE 1933 ACT (“REGULATION S”), ACTING FOR ITS OWN ACCOUNT OR ONE OR MORE ACCOUNTS WITH RESPECT TO WHICH SUCH PERSON EXERCISES SOLE INVESTMENT DISCRETION, NONE OF WHICH ARE A U.S. PERSON, IN OFFSHORE TRANSACTIONS IN RELIANCE ON REGULATION S, AND, IN EACH CASE, IN COMPLIANCE WITH THE CERTIFICATIONS AND OTHER REQUIREMENTS SPECIFIED IN THE INDENTURE REFERRED TO HEREIN AND ANY APPLICABLE SECURITIES LAWS OF ANY STATE OR THE UNITED STATES AND ANY OTHER RELEVANT JURISDICTION.

BY ITS ACQUISITION OR ACCEPTANCE HEREOF, THE HOLDER (IF NOT THE CO-ISSUERS OR AN AFFILIATE OF THE CO-ISSUERS) REPRESENTS THAT (A) IT IS NOT A COMPETITOR AND IS (X) A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A OR (Y) NOT A U.S. PERSON AND IS ACQUIRING THIS NOTE IN AN OFFSHORE TRANSACTION, AS APPLICABLE, (B) IT IS NOT A COMPETITOR AND IS ACTING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF ANOTHER PERSON WHICH IS EITHER (X) A QUALIFIED INSTITUTIONAL BUYER OR (Y) NOT A U.S. PERSON, AND IN EACH CASE WITH RESPECT TO WHICH IT EXERCISES SOLE INVESTMENT DISCRETION, (C) IT AND EACH ACCOUNT FOR WHICH IT IS PURCHASING WILL HOLD AND TRANSFER AT LEAST THE MINIMUM DENOMINATION OF NOTES, (D) IT UNDERSTANDS THAT THE CO-ISSUERS MAY RECEIVE A LIST OF PARTICIPANTS HOLDING POSITIONS IN ITS NOTES FROM ONE OR MORE BOOK-ENTRY DEPOSITORIES AND (E) IT WILL PROVIDE NOTICE OF THE TRANSFER RESTRICTIONS TO ANY SUBSEQUENT TRANSFEREES.

EACH PERSON (IF NOT THE CO-ISSUERS OR AN AFFILIATE OF THE CO-ISSUERS) TAKING DELIVERY OF THIS NOTE OR AN INTEREST IN THIS NOTE

A-2-1-1

Exhibits to Series 2019-1 Supplement

WILL BE DEEMED TO HAVE MADE THE APPLICABLE REPRESENTATIONS AND AGREEMENTS REFERRED TO IN THE INDENTURE. EACH PERSON TAKING DELIVERY OF THIS NOTE OR AN INTEREST IN THIS NOTE IN THE FORM OF AN INTEREST IN A TEMPORARY REGULATION S GLOBAL NOTE OR PERMANENT REGULATION S GLOBAL NOTE WILL BE REQUIRED TO DELIVER A TRANSFER CERTIFICATE IN THE FORM REQUIRED BY THE INDENTURE AND WILL BE REQUIRED TO MAKE THE APPLICABLE REPRESENTATIONS AND AGREEMENTS REFERRED TO IN THE INDENTURE.

ANY TRANSFER OF THIS NOTE IN VIOLATION OF THE FOREGOING WILL BE OF NO FORCE AND EFFECT AND WILL BE VOID AB INITIO AND WILL NOT OPERATE TO TRANSFER ANY RIGHTS TO ANY PERSON CAUSING SUCH VIOLATION, NOTWITHSTANDING ANY INSTRUCTIONS TO THE CONTRARY TO THE CO-ISSUERS, THE TRUSTEE OR ANY INTERMEDIARY; PROVIDED, HOWEVER, THAT THE PRECEDING PORTION OF THIS SENTENCE SHALL NOT OPERATE TO INVALIDATE ANY OTHERWISE BONA FIDE TRANSFER TO AN ELIGIBLE TRANSFEREE WHERE A PREVIOUS ERRONEOUSLY-REGISTERED TRANSFEROR IN THE CHAIN OF TITLE OF SUCH TRANSFEREE WOULD HAVE BEEN INELIGIBLE SOLELY ON ACCOUNT OF BEING A COMPETITOR.

IF THIS NOTE WAS ACQUIRED IN THE UNITED STATES, AND THE HOLDER IS DETERMINED TO BE A COMPETITOR OR NOT TO HAVE BEEN A QUALIFIED INSTITUTIONAL BUYER AT THE TIME OF ACQUISITION OF THIS NOTE, THE CO-ISSUERS HAVE THE RIGHT TO REQUIRE SUCH HOLDER TO SELL THIS NOTE TO A PURCHASER WHO IS NOT A COMPETITOR AND IS A QUALIFIED INSTITUTIONAL BUYER. THE CO-ISSUERS ALSO HAVE THE RIGHT TO REFUSE TO HONOR A TRANSFER TO A PERSON WHO IS NOT A QUALIFIED INSTITUTIONAL BUYER OR WHO IS A COMPETITOR.

IF THIS NOTE WAS ACQUIRED OUTSIDE THE UNITED STATES, AND THE HOLDER IS DETERMINED TO BE A COMPETITOR OR TO HAVE BEEN A “U.S. PERSON” AT THE TIME OF ACQUISITION OF THIS NOTE, THE CO-ISSUERS HAVE THE RIGHT TO REQUIRE SUCH HOLDER TO SELL THIS NOTE TO A PURCHASER WHO IS NOT A COMPETITOR AND IS NOT A “U.S. PERSON.” THE CO-ISSUERS ALSO HAVE THE RIGHT TO REFUSE TO HONOR A TRANSFER TO A PERSON WHO IS A “U.S. PERSON” OR WHO IS A COMPETITOR.

BY ACCEPTING THIS NOTE, EACH HOLDER COVENANTS THAT IT WILL NOT AT ANY TIME PRIOR TO THE DATE WHICH IS ONE (1) YEAR AND ONE (1) DAY AFTER THE PAYMENT IN FULL OF THE LATEST MATURING NOTE, INSTITUTE AGAINST, OR JOIN WITH ANY OTHER PERSON IN INSTITUTING AGAINST, ANY SECURITIZATION ENTITY ANY BANKRUPTCY, REORGANIZATION,

A-2-1-2

Exhibits to Series 2019-1 Supplement

ARRANGEMENT, INSOLVENCY OR LIQUIDATION PROCEEDINGS, OR OTHER PROCEEDINGS, UNDER ANY FEDERAL OR STATE BANKRUPTCY OR SIMILAR LAW.

THIS NOTE IS A GLOBAL NOTE WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITORY TRUST COMPANY (“DTC”), A NEW YORK CORPORATION, 55 WATER STREET, NEW YORK, NEW YORK 10041, OR A NOMINEE THEREOF. THIS NOTE MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS NOTE IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN DTC OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE. UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF DTC TO THE CO-ISSUERS OR THE NOTE REGISTRAR, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL BECAUSE THE REGISTERED OWNER, CEDE & CO., HAS AN INTEREST HEREIN.

A-2-1-3

Exhibits to Series 2019-1 Supplement

THE PRINCIPAL OF THIS NOTE IS PAYABLE AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF. ANY PERSON ACQUIRING THIS NOTE MAY ASCERTAIN ITS CURRENT PRINCIPAL AMOUNT BY INQUIRY OF THE TRUSTEE.

FORM OF RULE 144A GLOBAL SERIES 2019-1 CLASS [A-2-I] [A-2-II] NOTE

No. R- [ ]	up to $[ ]

SEE REVERSE FOR CERTAIN CONDITIONS

CUSIP Number: [03789X AD0] [03789X AE8]

ISIN Number: [US03789XAD03] [US03789XAE85]

Common Code: [200875940] [200875966]

APPLEBEE’S FUNDING LLC and

IHOP FUNDING LLC

SERIES 2019-1 [4.194%] [4.723%] FIXED RATE SENIOR SECURED NOTES, CLASS [A-2-I] [A-2-II]

APPLEBEE’S FUNDING LLC, a limited liability company formed under the laws of the State of Delaware, and IHOP FUNDING LLC, a limited liability company formed under the laws of the State of Delaware (herein referred to, together, as the “Co-Issuers”), for value received, hereby jointly and severally promise to pay to CEDE & CO., or registered assigns, up to the principal sum of [                                        ] DOLLARS ($[                        ]) as provided below and in the Indenture referred to herein. Payments of principal shall be payable in the amounts and at the times set forth in the Indenture described herein; provided, however, that the entire unpaid principal amount of this Note shall be due on June 5, 2049 (the “Series 2019-1 Legal Final Maturity Date”). The Co-Issuers will pay interest on this Rule 144A Global Series 2019-1 Class [A-2-I] [A-2-II] Note (this “Note”) at the Series 2019-1 Class A-2 Note Rate applicable to this Note for each Interest Accrual Period in accordance with the terms of the Indenture. Such interest will be payable in arrears on each Quarterly Payment Date, which will be on the 5th day (or, if such 5th day is not a Business Day, the next succeeding Business Day) of each March, June, September and December, commencing September 5, 2019 (each, a “Quarterly Payment Date”). Such interest will accrue for each Quarterly Payment Date with respect to (i) initially, the period from and including June 5, 2019 to but excluding the 5th day of the calendar month that includes the then current Quarterly Payment Date and (ii) thereafter, the period from and including the 5th day of the calendar month in which the immediately preceding Quarterly Payment Date occurred to but excluding the 5th day of the calendar month that includes the then-current Quarterly Payment Date (each, an “Interest Accrual Period”). Interest

A-2-1-4

Exhibits to Series 2019-1 Supplement

with respect to this Note (and interest on any defaulted payments of interest or principal) will be computed on the basis of a 360-day year consisting of twelve 30-day months. In addition, under the circumstances set forth in the Indenture, the Co-Issuers shall also pay additional interest on this Note at the Series 2019-1 Class A-2 Quarterly Post-ARD Additional Interest Rate applicable to such Tranche of Series 2019-1 Class A-2 Notes, and such additional interest shall be computed and shall be payable in the amounts and at the times set forth in the Indenture.

The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Co-Issuers with respect to this Note shall be applied as provided in the Indenture.

This Note is subject to mandatory and optional prepayment as set forth in the Indenture.

Interests in this Note are exchangeable or transferable in whole or in part for interests in a Temporary Regulation S Global Note or a Permanent Regulation S Global Note; provided that such transfer or exchange complies with the applicable provisions of the Indenture relating to the transfer of the Notes. Interests in this Note in certain circumstances may also be exchangeable or transferable in whole but not in part for duly executed and issued registered Definitive Notes; provided that such transfer or exchange complies with Sections 2.8 and 2.13 of the Base Indenture and Section 4.2(c) of the Series 2019-1 Supplement.

Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note. Although a summary of certain provisions of the Indenture is set forth below and on the reverse hereof and made a part hereof, this Note does not purport to summarize the Indenture and reference is made to the Indenture for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Co-Issuers and the Trustee. A copy of the Indenture may be requested from the Trustee by writing to the Trustee at: Citibank, N.A., 388 Greenwich Street, New York, NY 10013, Attention: Agency & Trust – Applebee’s Funding LLC & IHOP Funding LLC. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Indenture.

Subject to the next following paragraph, the Co-Issuers hereby certify and declare that all acts, conditions and things required to be done and performed and to have happened prior to the creation of this Note and to constitute it as the valid obligation of the Co-Issuers enforceable in accordance with its terms have been done and performed and have happened in due compliance with all applicable laws and in accordance with the terms of the Indenture.

A-2-1-5

Exhibits to Series 2019-1 Supplement

Unless the certificate of authentication hereon has been executed by the Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

[Remainder of page intentionally left blank]

A-2-1-6

Exhibits to Series 2019-1 Supplement

IN WITNESS WHEREOF, each of the Co-Issuers has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer.

Date:

APPLEBEE’S FUNDING LLC, as Co-Issuer

By:
Name:
Title:

IHOP FUNDING LLC, as Co-Issuer

By:
Name:
Title:

A-2-1-7

Exhibits to Series 2019-1 Supplement

CERTIFICATE OF AUTHENTICATION

This is one of the Series 2019-1 Class [A-2-I] [A-2-II] Notes issued under the within-mentioned Indenture.

CITIBANK, N.A., as Trustee

By:
Authorized Signatory

A-2-1-8

Exhibits to Series 2019-1 Supplement

[REVERSE OF NOTE]

This Note is one of a duly authorized issue of Series 2019-1 Class A-2 Notes of the Co-Issuers designated as their Series 2019-1 [4.194%] [[4.723]%] Fixed Rate Senior Secured Notes, Class [A-2-I] [A-2-II] (herein called the “Series 2019-1 Class [A-2-I] [A-2-II] Notes”), all issued under (i) the Base Indenture, dated as of September 30, 2014, as amended and restated as of June 5, 2019 (such Base Indenture, as further amended, supplemented or modified, is herein called the “Base Indenture”), among the Co-Issuers and Citibank, N.A., as trustee (in such capacity, the “Trustee”, which term includes any successor Trustee under the Base Indenture) and as securities intermediary, and (ii) a Series 2019-1 Supplement to the Base Indenture, dated as of June 5, 2019 (the “Series 2019-1 Supplement”), among the Co-Issuers, the Trustee and Citibank, N.A., as series 2019-1 securities intermediary. The Base Indenture and the Series 2019-1 Supplement are referred to herein as the “Indenture”. The Series 2019-1 Class [A-2-I] [A-2-II] Notes are subject to all terms of the Indenture. All terms used in this Note that are defined in the Indenture, as supplemented, modified or amended, shall have the meanings assigned to them in or pursuant to the Indenture, as so supplemented, modified or amended.

The Series 2019-1 Class [A-2-I] [A-2-II] Notes are and will be secured by the Collateral pledged as security therefor as provided in the Indenture.

The Notes will be issued in minimum denominations of $50,000 and integral multiples of $1,000 in excess thereof.

As provided for in the Indenture, the Series 2019-1 Class [A-2-I] [A-2-II] Notes may be prepaid, in whole or in part, at the option of the Co-Issuers. In addition, the Series 2019-1 Class [A-2-I] [A-2-II] Notes are subject to mandatory prepayment as provided for in the Indenture. In certain circumstances, the Co-Issuers will be obligated to pay the Series 2019-1 Class A-2 Make-Whole Prepayment Consideration [or the Series 2019-1 Class A-2-II Call Redemption Premium, as applicable,] in connection with a mandatory or optional prepayment of the Series 2019-1 Class [A-2-I] [A-2-II] Notes as described in the Indenture. As described above, the entire unpaid principal amount of this Note shall be due and payable on the Series 2019-1 Legal Final Maturity Date. All payments of principal of the Series 2019-1 Class [A-2-I] [A-2-II] Notes will be made pro rata to the Series 2019-1 Class A-2 Noteholders entitled thereto.

Principal of and interest on this Note which is payable on a Quarterly Payment Date or on any date on which payments are permitted to be made as provided for in the Indenture shall be paid to the Person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on the applicable Record Date or Prepayment Record Date, as the case may be.

Interest and additional interest, if any, will each accrue on the Series 2019-1 Class [A-2-I] [A-2-II] Notes at the rates set forth in the Indenture. The interest and additional interest,

A-2-1-9

Exhibits to Series 2019-1 Supplement

if any, will be computed on the basis set forth in the Indenture. The amount of interest payable on the Series 2019-1 Class [A-2-I] [A-2-II] Notes on each Quarterly Payment Date will be calculated as set forth in the Indenture.

Payments of principal and interest on this Note are subordinated to the payment of certain other amounts in accordance with the Priority of Payments.

If an Event of Default shall occur and be continuing, this Note may become or be declared due and payable in the manner and with the effect provided in the Indenture.

Amounts payable in respect of this Note shall be made by wire transfer of immediately available funds to the account designated by DTC or its nominee.

As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Co-Issuers pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Trustee, the Co-Issuers and the Note Registrar duly executed by, the Series 2019-1 Class A-2 Noteholder hereof or its attorney duly authorized in writing, with such signature guaranteed by an “eligible guarantor institution” meeting the requirements of the Note Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended, and accompanied by such other documents as the Trustee and the Note Registrar may require and as may be required by the Series 2019-1 Supplement, and thereupon one or more new Series 2019-1 Class [A-2-I] [A-2-II] Notes of authorized denominations in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

Each Series 2019-1 Class A-2 Noteholder, by acceptance of a Series 2019-1 Class [A-2-I] [A-2-II] Note, covenants and agrees by accepting the benefits of the Indenture that prior to the date that is one year and one day after the payment in full of the latest maturing note issued under the Indenture, such Series 2019-1 Class A-2 Noteholder will not institute against, or join with any other Person in instituting against, any Securitization Entity any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings, under any federal or state bankruptcy or similar law; provided, however, that nothing herein shall constitute a waiver of any right to indemnification, reimbursement or other payment from the Securitization Entities pursuant to the Indenture or any other Transaction Document.

A-2-1-10

Exhibits to Series 2019-1 Supplement

It is the intent of the Co-Issuers and each Series 2019-1 Class A-2 Noteholder that, for federal, state, local income and franchise tax purposes only, the Series 2019-1 Class [A-2-I] [A-2-II] Notes will evidence indebtedness of the Co-Issuers secured by the Collateral. Each Series 2019-1 Class A-2 Noteholder, by the acceptance of this Note, agrees to treat this Note (or beneficial interests herein) for all purposes of federal, state, local income or franchise taxes and any other tax imposed on or measured by income, as indebtedness of the Co-Issuers or, if any Co-Issuer is treated as a division of another entity, such other entity.

The Indenture permits certain amendments to be made thereto without the consent of the Control Party, the Controlling Class Representative or any Series 2019-1 Class A-2 Noteholders, provided that certain conditions precedent are satisfied. The Indenture also permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Co-Issuers and the rights of the Series 2019-1 Class A-2 Noteholders under the Indenture at any time by the Co-Issuers with the consent of the Control Party (acting at the direction of the Controlling Class Representative) and without the consent of any Series 2019-1 Class A-2 Noteholders. The Indenture also contains provisions permitting the Control Party (acting at the direction of the Controlling Class Representative) to waive compliance by the Co-Issuers with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences without the consent of any Series 2019-1 Class A-2 Noteholders. Any such consent or waiver of this Note (or any one or more predecessor Notes) shall be conclusive and binding upon such Series 2019-1 Class A-2 Noteholder and upon all future Series 2019-1 Class A-2 Noteholders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note.

Each purchaser or transferee of this Note (or any interest herein) shall be deemed to represent and warrant that either (i) it is neither a Plan (including, without limitation, an entity whose underlying assets include “plan assets” by reason of a Plan’s investment in the entity or otherwise) nor a governmental, church, non-U.S. or other plan which is subject to any federal, state, local or non-U.S. law that is similar to the provisions of Section 406 of ERISA or Section 4975 of the Code or (ii) its acquisition, holding and disposition of this Note (or any interest herein) will not constitute a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code or, in the case of a governmental, church, non-U.S. or other plan, a non-exempt violation under any federal, state, local or non-U.S. law that is similar to the provisions of Section 406 of ERISA or Section 4975 of the Code.

The term “Co-Issuer” as used in this Note includes any successor to a Co-Issuer.

The Series 2019-1 Class [A-2-I] [A-2-II] Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations set forth therein.

A-2-1-11

Exhibits to Series 2019-1 Supplement

This Note and the Indenture shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York without regard to conflicts of law principles (other than Sections 5-1401 and 5-1402 of the General Obligations Law of the State of New York), and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Co-Issuers, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency herein prescribed.

A-2-1-12

Exhibits to Series 2019-1 Supplement

ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee:

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

(name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints                              , attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:

By:	[1]

Signature Guaranteed:

[1]	NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note, without alteration, enlargement or any change whatsoever.

A-2-1-13

Exhibits to Series 2019-1 Supplement

SCHEDULE OF EXCHANGES IN RULE 144A GLOBAL SERIES 2019-1

CLASS [A-2-I] [A-2-II] NOTE

The initial principal balance of this Rule 144A Global Series 2019-1 Class [A-2-I] [A-2-II] Note is $[                        ]. The following exchanges of an interest in this Rule 144A Global Series 2019-1 Class [A-2-I] [A-2-II] Note for an interest in a corresponding Temporary Regulation S Global Series 2019-1 Class [A-2-I] [A-2-II] Note or a Permanent Regulation S Global Series 2019-1 Class [A-2-I] [A-2-II] Note have been made:

Date	Amount of Increase (or Decrease) in the Principal Amount of this Rule 144A Global Note	Remaining Principal Amount of this Rule 144A Global Note following the Increase or Decrease	Signature of Authorized Officer of Trustee or Note Registrar

A-2-1-14

Exhibits to Series 2019-1 Supplement

EXHIBIT A-2-2

THE ISSUANCE AND SALE OF THIS TEMPORARY REGULATION S GLOBAL SERIES 2019-1 CLASS [A-2-I] [A-2-II] NOTE HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”), OR WITH ANY SECURITIES REGULATORY AUTHORITY OF ANY STATE OR OTHER RELEVANT JURISDICTION, AND APPLEBEE’S FUNDING LLC AND IHOP FUNDING LLC (EACH A “CO-ISSUER” AND COLLECTIVELY, THE “CO-ISSUERS”) HAVE NOT BEEN REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE “1940 ACT”). THIS NOTE OR ANY INTEREST HEREIN MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) TO THE CO-ISSUERS OR AN AFFILIATE THEREOF, (B) IN THE UNITED STATES, TO A PERSON WHO IS NOT A COMPETITOR AND IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A UNDER THE 1933 ACT (“RULE 144A”), ACTING FOR ITS OWN ACCOUNT OR ONE OR MORE ACCOUNTS WITH RESPECT TO WHICH SUCH PERSON EXERCISES SOLE INVESTMENT DISCRETION OR (C) OUTSIDE THE UNITED STATES, TO A PERSON WHO IS NOT A COMPETITOR AND IS NOT A “U.S. PERSON” AS DEFINED IN REGULATION S UNDER THE 1933 ACT (“REGULATION S”), ACTING FOR ITS OWN ACCOUNT OR ONE OR MORE ACCOUNTS WITH RESPECT TO WHICH SUCH PERSON EXERCISES SOLE INVESTMENT DISCRETION, NONE OF WHICH ARE A U.S. PERSON, IN OFFSHORE TRANSACTIONS IN RELIANCE ON REGULATION S, AND, IN EACH CASE, IN COMPLIANCE WITH THE CERTIFICATIONS AND OTHER REQUIREMENTS SPECIFIED IN THE INDENTURE REFERRED TO HEREIN AND ANY APPLICABLE SECURITIES LAWS OF ANY STATE OR THE UNITED STATES AND ANY OTHER RELEVANT JURISDICTION.

BY ITS ACQUISITION OR ACCEPTANCE HEREOF, THE HOLDER (IF NOT THE CO-ISSUERS OR AN AFFILIATE OF THE CO-ISSUERS) REPRESENTS THAT (A) IT IS NOT A COMPETITOR AND IS (X) A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A OR (Y) NOT A U.S. PERSON AND IS ACQUIRING THIS NOTE IN AN OFFSHORE TRANSACTION, AS APPLICABLE, (B) IT IS NOT A COMPETITOR AND IS ACTING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF ANOTHER PERSON WHICH IS EITHER (X) A QUALIFIED INSTITUTIONAL BUYER OR (Y) NOT A U.S. PERSON, AND IN EACH CASE WITH RESPECT TO WHICH IT EXERCISES SOLE INVESTMENT DISCRETION, (C) IT AND EACH ACCOUNT FOR WHICH IT IS PURCHASING WILL HOLD AND TRANSFER AT LEAST THE MINIMUM DENOMINATION OF NOTES, (D) IT UNDERSTANDS THAT THE CO-ISSUERS MAY RECEIVE A LIST OF PARTICIPANTS HOLDING POSITIONS IN ITS NOTES FROM ONE OR MORE BOOK-ENTRY DEPOSITORIES AND (E) IT WILL PROVIDE NOTICE OF THE TRANSFER RESTRICTIONS TO ANY SUBSEQUENT TRANSFEREES.

A-2-2-1

Exhibits to Series 2019-1 Supplement

EACH PERSON (IF NOT THE CO-ISSUERS OR AN AFFILIATE OF THE CO-ISSUERS) TAKING DELIVERY OF THIS NOTE OR AN INTEREST IN THIS NOTE WILL BE DEEMED TO HAVE MADE THE APPLICABLE REPRESENTATIONS AND AGREEMENTS REFERRED TO IN THE INDENTURE. EACH PERSON TAKING DELIVERY OF THIS NOTE OR AN INTEREST IN THIS NOTE IN THE FORM OF AN INTEREST IN A RULE 144A GLOBAL NOTE OR A PERMANENT REGULATION S GLOBAL NOTE WILL BE REQUIRED TO DELIVER A TRANSFER CERTIFICATE IN THE FORM REQUIRED BY THE INDENTURE AND WILL BE REQUIRED TO MAKE THE APPLICABLE REPRESENTATIONS AND AGREEMENTS REFERRED TO IN THE INDENTURE.

ANY TRANSFER OF THIS NOTE IN VIOLATION OF THE FOREGOING WILL BE OF NO FORCE AND EFFECT AND WILL BE VOID AB INITIO AND WILL NOT OPERATE TO TRANSFER ANY RIGHTS TO ANY PERSON CAUSING SUCH VIOLATION, NOTWITHSTANDING ANY INSTRUCTIONS TO THE CONTRARY TO THE CO-ISSUERS, THE TRUSTEE OR ANY INTERMEDIARY; PROVIDED, HOWEVER, THAT THE PRECEDING PORTION OF THIS SENTENCE SHALL NOT OPERATE TO INVALIDATE ANY OTHERWISE BONA FIDE TRANSFER TO AN ELIGIBLE TRANSFEREE WHERE A PREVIOUS ERRONEOUSLY-REGISTERED TRANSFEROR IN THE CHAIN OF TITLE OF SUCH TRANSFEREE WOULD HAVE BEEN INELIGIBLE SOLELY ON ACCOUNT OF BEING A COMPETITOR.

IF THIS NOTE WAS ACQUIRED IN THE UNITED STATES, AND THE HOLDER IS DETERMINED TO BE A COMPETITOR OR NOT TO HAVE BEEN A QUALIFIED INSTITUTIONAL BUYER AT THE TIME OF ACQUISITION OF THIS NOTE, THE CO-ISSUERS HAVE THE RIGHT TO REQUIRE SUCH HOLDER TO SELL THIS NOTE TO A PURCHASER WHO IS NOT A COMPETITOR AND IS A QUALIFIED INSTITUTIONAL BUYER. THE CO-ISSUERS ALSO HAVE THE RIGHT TO REFUSE TO HONOR A TRANSFER TO A PERSON WHO IS NOT A QUALIFIED INSTITUTIONAL BUYER OR WHO IS A COMPETITOR.

IF THIS NOTE WAS ACQUIRED OUTSIDE THE UNITED STATES, AND THE HOLDER IS DETERMINED TO BE A COMPETITOR OR TO HAVE BEEN A “U.S. PERSON” AT THE TIME OF ACQUISITION OF THIS NOTE, THE CO-ISSUERS HAVE THE RIGHT TO REQUIRE SUCH HOLDER TO SELL THIS NOTE TO A PURCHASER WHO IS NOT A COMPETITOR AND IS NOT A “U.S. PERSON.” THE CO-ISSUERS ALSO HAVE THE RIGHT TO REFUSE TO HONOR A TRANSFER TO A PERSON WHO IS A “U.S. PERSON” OR WHO IS A COMPETITOR.

BY ACCEPTING THIS NOTE, EACH HOLDER COVENANTS THAT IT WILL NOT AT ANY TIME PRIOR TO THE DATE WHICH IS ONE (1) YEAR AND ONE (1) DAY AFTER THE PAYMENT IN FULL OF THE LATEST MATURING NOTE, INSTITUTE AGAINST, OR JOIN WITH ANY OTHER PERSON IN INSTITUTING AGAINST, ANY

A-2-2-2

Exhibits to Series 2019-1 Supplement

SECURITIZATION ENTITY ANY BANKRUPTCY, REORGANIZATION, ARRANGEMENT, INSOLVENCY OR LIQUIDATION PROCEEDINGS, OR OTHER PROCEEDINGS, UNDER ANY FEDERAL OR STATE BANKRUPTCY OR SIMILAR LAW.

UNTIL FORTY (40) DAYS AFTER THE ORIGINAL ISSUE DATE OF THE NOTES (THE “RESTRICTED PERIOD”) IN CONNECTION WITH THE OFFERING OF THE NOTES IN THE UNITED STATES FROM OUTSIDE OF THE UNITED STATES, THE SALE, PLEDGE OR TRANSFER OF THIS NOTE IS SUBJECT TO CERTAIN CONDITIONS AND RESTRICTIONS. THE HOLDER HEREOF, BY PURCHASING OR OTHERWISE ACQUIRING THIS NOTE, ACKNOWLEDGES THAT SUCH HOLDER IS EITHER NOT A “U.S. PERSON” OR THE CO-ISSUERS OR AN AFFILIATE OF THE CO-ISSUERS, AND THAT THIS NOTE HAS NOT BEEN REGISTERED UNDER THE 1933 ACT, AND AGREES FOR THE BENEFIT OF THE CO-ISSUERS THAT THIS NOTE MAY BE TRANSFERRED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY TO A HOLDER THAT IS NOT A “U.S. PERSON” OR TO THE CO-ISSUERS OR AN AFFILIATE OF THE CO-ISSUERS AND IN COMPLIANCE WITH THE 1933 ACT AND OTHER APPLICABLE LAWS OF THE STATES, TERRITORIES AND POSSESSIONS OF THE UNITED STATES GOVERNING THE OFFER AND SALE OF SECURITIES, AND PRIOR TO THE EXPIRATION OF THE RESTRICTED PERIOD, ONLY (I) IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S UNDER THE 1933 ACT OR (II) PURSUANT TO AND IN ACCORDANCE WITH RULE 144A UNDER THE 1933 ACT.

THIS NOTE IS A GLOBAL NOTE WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITORY TRUST COMPANY (“DTC”), A NEW YORK CORPORATION, 55 WATER STREET, NEW YORK, NEW YORK 10041, OR A NOMINEE THEREOF. THIS NOTE MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS NOTE IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN DTC OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE. UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF DTC TO THE CO-ISSUERS OR THE NOTE REGISTRAR, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL BECAUSE THE REGISTERED OWNER, CEDE & CO., HAS AN INTEREST HEREIN.

A-2-2-3

Exhibits to Series 2019-1 Supplement

THE PRINCIPAL OF THIS NOTE IS PAYABLE AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF. ANY PERSON ACQUIRING THIS NOTE MAY ASCERTAIN ITS CURRENT PRINCIPAL AMOUNT BY INQUIRY OF THE TRUSTEE.

FORM OF TEMPORARY REGULATION S GLOBAL SERIES 2019-1 CLASS [A-2-I] [A-2-II] NOTE

No. S- [ ]	up to $[ ]

SEE REVERSE FOR CERTAIN CONDITIONS

CUSIP Number: [U00553 AD6] [U00553 AE4]

ISIN Number: [USU00553AD66] [USU00553AE40]

Common Code: [200876431] [200876458]

APPLEBEE’S FUNDING LLC and

IHOP FUNDING LLC

SERIES 2019-1 [4.194%] [4.723%] FIXED RATE SENIOR SECURED NOTES, CLASS [A-2-I] [A-2-II]

APPLEBEE’S FUNDING LLC, a limited liability company formed under the laws of the State of Delaware, and IHOP FUNDING LLC, a limited liability company formed under the laws of the State of Delaware (herein referred to, together, as the “Co-Issuers”), for value received, hereby jointly and severally promise to pay to CEDE & CO., or registered assigns, up to the principal sum of [                                        ] DOLLARS ($[                        ]) as provided below and in the Indenture referred to herein. Payments of principal shall be payable in the amounts and at the times set forth in the Indenture described herein; provided, however, that the entire unpaid principal amount of this Note shall be due on June 5, 2049 (the “Series 2019-1 Legal Final Maturity Date”). The Co-Issuers will pay interest on this Temporary Regulation S Global Series 2019-1 Class [A-2-I] [A-2-II] Note (this “Note”) at the Series 2019-1 Class A-2 Note Rate applicable to this Note for each Interest Accrual Period in accordance with the terms of the Indenture. Such interest will be payable in arrears on each Quarterly Payment Date, which will be on the 5th day (or, if such 5th day is not a Business Day, the next succeeding Business Day) of each March, June, September and December, commencing September 5, 2019 (each, a “Quarterly Payment Date”). Such interest will accrue for each Quarterly Payment Date with respect to (i) initially, the period from and including June 5, 2019 to but excluding the 5th day of the calendar month that includes the then current Quarterly Payment Date and (ii) thereafter, the period from and including the 5th day of the calendar month in which the immediately preceding Quarterly Payment Date occurred to but excluding the 5th day of the calendar month that

A-2-2-4

Exhibits to Series 2019-1 Supplement

includes the then-current Quarterly Payment Date (each, an “Interest Accrual Period”). Interest with respect to this Note (and interest on any defaulted payments of interest or principal) will be computed on the basis of a 360-day year consisting of twelve 30-day months. In addition, under the circumstances set forth in the Indenture, the Co-Issuers shall also pay additional interest on this Note at the Series 2019-1 Class A-2 Quarterly Post-ARD Additional Interest Rate applicable to this Note, and such additional interest shall be computed and shall be payable in the amounts and at the times set forth in the Indenture.

The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Co-Issuers with respect to this Note shall be applied as provided in the Indenture.

This Note is subject to mandatory and optional prepayment as set forth in the Indenture.

Interests in this Note are exchangeable or transferable in whole or in part for interests in a Rule 144A Global Note or a Permanent Regulation S Global Note; provided that such transfer or exchange complies with the applicable provisions of the Indenture relating to the transfer of the Notes. Interests in this Note in certain circumstances may also be exchangeable or transferable in whole but not in part for duly executed and issued registered Definitive Notes; provided that such transfer or exchange complies with Sections 2.8 and 2.13 of the Base Indenture and Section 4.2(c) of the Series 2019-1 Supplement.

Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note. Although a summary of certain provisions of the Indenture is set forth below and on the reverse hereof and made a part hereof, this Note does not purport to summarize the Indenture and reference is made to the Indenture for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Co-Issuers and the Trustee. A copy of the Indenture may be requested from the Trustee by writing to the Trustee at: Citibank, N.A., 388 Greenwich Street, New York, NY 10013, Attention: Agency & Trust – Applebee’s Funding LLC & IHOP Funding LLC. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Indenture.

Subject to the next following paragraph, the Co-Issuers hereby certify and declare that all acts, conditions and things required to be done and performed and to have happened prior to the creation of this Note and to constitute it as the valid obligation of the Co-Issuers enforceable in accordance with its terms have been done and performed and have happened in due compliance with all applicable laws and in accordance with the terms of the Indenture.

A-2-2-5

Exhibits to Series 2019-1 Supplement

Unless the certificate of authentication hereon has been executed by the Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

[Remainder of page intentionally left blank]

A-2-2-6

Exhibits to Series 2019-1 Supplement

IN WITNESS WHEREOF, each of the Co-Issuers has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer.

Date:

APPLEBEE’S FUNDING LLC, as Co-Issuer

By:
Name:
Title:

IHOP FUNDING LLC, as Co-Issuer

By:
Name:
Title:

A-2-2-7

Exhibits to Series 2019-1 Supplement

CERTIFICATE OF AUTHENTICATION

This is one of the Series 2019-1 Class [A-2-I] [A-2-II] Notes issued under the within-mentioned Indenture.

CITIBANK, N.A., as Trustee

By:
Authorized Signatory

A-2-2-8

Exhibits to Series 2019-1 Supplement

[REVERSE OF NOTE]

This Note is one of a duly authorized issue of Series 2019-1 Class A-2 Notes of the Co-Issuers designated as their Series 2019-1 [4.194%] [4.723%] Fixed Rate Senior Secured Notes, Class [A-2-I] [A-2-II] (herein called the “Series 2019-1 Class [A-2-I] [A-2-II] Notes”), all issued under (i) the Base Indenture, dated as of September 30, 2014, as amended and restated as of June 5, 2019 (such Base Indenture, as further amended, supplemented or modified, is herein called the “Base Indenture”), among the Co-Issuers and Citibank, N.A., as trustee (in such capacity, the “Trustee”, which term includes any successor Trustee under the Base Indenture) and as securities intermediary, and (ii) a Series 2019-1 Supplement to the Base Indenture, dated as of June 5, 2019 (the “Series 2019-1 Supplement”), among the Co-Issuers, the Trustee and Citibank, N.A., as series 2019-1 securities intermediary. The Base Indenture and the Series 2019-1 Supplement are referred to herein as the “Indenture”. The Series 2019-1 Class [A-2-I] [A-2-II] Notes are subject to all terms of the Indenture. All terms used in this Note that are defined in the Indenture, as supplemented, modified or amended, shall have the meanings assigned to them in or pursuant to the Indenture, as so supplemented, modified or amended.

The Series 2019-1 Class [A-2-I] [A-2-II] Notes are and will be secured by the Collateral pledged as security therefor as provided in the Indenture.

The Notes will be issued in minimum denominations of $50,000 and integral multiples of $1,000 in excess thereof.

As provided for in the Indenture, the Series 2019-1 Class [A-2-I] [A-2-II] Notes may be prepaid, in whole or in part, at the option of the Co-Issuers. In addition, the Series 2019-1 Class [A-2-I] [A-2-II] Notes are subject to mandatory prepayment as provided for in the Indenture. In certain circumstances, the Co-Issuers will be obligated to pay the Series 2019-1 Class A-2 Make-Whole Prepayment Consideration [or the Series 2019-1 Class A-2-II Call Redemption Premium, as applicable,] in connection with a mandatory or optional prepayment of the Series 2019-1 Class [A-2-I] [A-2-II] Notes as described in the Indenture. As described above, the entire unpaid principal amount of this Note shall be due and payable on the Series 2019-1 Legal Final Maturity Date. All payments of principal of the Series 2019-1 Class [A-2-I] [A-2-II] Notes will be made pro rata to the Series 2019-1 Class A-2 Noteholders entitled thereto.

Principal of and interest on this Note which is payable on a Quarterly Payment Date or on any date on which payments are permitted to be made as provided for in the Indenture shall be paid to the Person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on the applicable Record Date or Prepayment Record Date, as the case may be.

Interest and additional interest, if any, will each accrue on the Series 2019-1 Class [A-2-I] [A-2-II] Notes at the rates set forth in the Indenture. The interest and additional interest,

A-2-2-9

Exhibits to Series 2019-1 Supplement

if any, will be computed on the basis set forth in the Indenture. The amount of interest payable on the Series 2019-1 Class [A-2-I] [A-2-II] Notes on each Quarterly Payment Date will be calculated as set forth in the Indenture.

Payments of principal and interest on this Note are subordinated to the payment of certain other amounts in accordance with the Priority of Payments.

If an Event of Default shall occur and be continuing, this Note may become or be declared due and payable in the manner and with the effect provided in the Indenture.

Amounts payable in respect of this Note shall be made by wire transfer of immediately available funds to the account designated by DTC or its nominee.

As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Co-Issuers pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Trustee, the Co-Issuers and the Note Registrar duly executed by, the Series 2019-1 Class A-2 Noteholder hereof or its attorney duly authorized in writing, with such signature guaranteed by an “eligible guarantor institution” meeting the requirements of the Note Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended, and accompanied by such other documents as the Trustee and the Note Registrar may require and as may be required by the Series 2019-1 Supplement, and thereupon one or more new Series 2019-1 Class [A-2-I] [A-2-II] Notes of authorized denominations in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

Each Series 2019-1 Class A-2 Noteholder, by acceptance of a Series 2019-1 Class [A-2-I] [A-2-II] Note, covenants and agrees by accepting the benefits of the Indenture that prior to the date that is one year and one day after the payment in full of the latest maturing note issued under the Indenture, such Series 2019-1 Class A-2 Noteholder will not institute against, or join with any other Person in instituting against, any Securitization Entity any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings, under any federal or state bankruptcy or similar law; provided, however, that nothing herein shall constitute a waiver of any right to indemnification, reimbursement or other payment from the Securitization Entities pursuant to the Indenture or any other Transaction Document.

A-2-2-10

Exhibits to Series 2019-1 Supplement

It is the intent of the Co-Issuers and each Series 2019-1 Class A-2 Noteholder that, for federal, state, local income and franchise tax purposes only, the Series 2019-1 Class [A-2-I] [A-2-II] Notes will evidence indebtedness of the Co-Issuers secured by the Collateral. Each Series 2019-1 Class A-2 Noteholder, by the acceptance of this Note, agrees to treat this Note (or beneficial interests herein) for all purposes of federal, state, local income or franchise taxes and any other tax imposed on or measured by income, as indebtedness of the Co-Issuers or, if any Co-Issuer is treated as a division of another entity, such other entity.

The Indenture permits certain amendments to be made thereto without the consent of the Control Party, the Controlling Class Representative or any Series 2019-1 Class A-2 Noteholders, provided that certain conditions precedent are satisfied. The Indenture also permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Co-Issuers and the rights of the Series 2019-1 Class A-2 Noteholders under the Indenture at any time by the Co-Issuers with the consent of the Control Party (acting at the direction of the Controlling Class Representative) and without the consent of any Series 2019-1 Class A-2 Noteholders. The Indenture also contains provisions permitting the Control Party (acting at the direction of the Controlling Class Representative) to waive compliance by the Co-Issuers with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences without the consent of any Series 2019-1 Class A-2 Noteholders. Any such consent or waiver of this Note (or any one or more predecessor Notes) shall be conclusive and binding upon such Series 2019-1 Class A-2 Noteholder and upon all future Series 2019-1 Class A-2 Noteholders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note.

Each purchaser or transferee of this Note (or any interest herein) shall be deemed to represent and warrant that either (i) it is neither a Plan (including, without limitation, an entity whose underlying assets include “plan assets” by reason of a Plan’s investment in the entity or otherwise) nor a governmental, church, non-U.S. or other plan which is subject to any federal, state, local or non-U.S. law that is similar to the provisions of Section 406 of ERISA or Section 4975 of the Code or (ii) its acquisition, holding and disposition of this Note (or any interest herein) will not constitute a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code or, in the case of a governmental, church, non-U.S. or other plan, a non-exempt violation under any federal, state, local or non-U.S. law that is similar to the provisions of Section 406 of ERISA or Section 4975 of the Code.

The term “Co-Issuer” as used in this Note includes any successor to a Co-Issuer.

The Series 2019-1 Class [A-2-I] [A-2-II] Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations set forth therein.

A-2-2-11

Exhibits to Series 2019-1 Supplement

This Note and the Indenture shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York without regard to conflicts of law principles (other than Sections 5-1401 and 5-1402 of the General Obligations Law of the State of New York), and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Co-Issuers, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency herein prescribed.

A-2-2-12

Exhibits to Series 2019-1 Supplement

ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee:

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

(name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints                                  , attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:

By:	[1]
Signature Guaranteed:

[1]	NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note, without alteration, enlargement or any change whatsoever.

A-2-2-13

Exhibits to Series 2019-1 Supplement

SCHEDULE OF EXCHANGES IN TEMPORARY REGULATION S

GLOBAL SERIES 2019-1 CLASS [A-2-I] [A-2-II] NOTE

The initial principal balance of this Temporary Regulation S Global Series 2019-1 Class [A-2-I] [A-2-II] Note is $[                            ]. The following exchanges of an interest in this Temporary Regulation S Global Series 2019-1 Class [A-2-I] [A-2-II] Note for an interest in a corresponding Rule 144A Global Series 2019-1 Class [A-2-I] [A-2-II] Note or a Permanent Regulation S Global Series 2019-1 Class [A-2-I] [A-2-II] Note have been made:

Date	Amount of Increase (or Decrease) in the Principal Amount of this Temporary Regulation S Global Note	Remaining Principal Amount of this Temporary Regulation S Global Note following the Increase or Decrease	Signature of Authorized Officer of Trustee or Note Registrar

A-2-2-14

Exhibits to Series 2019-1 Supplement

EXHIBIT A-2-3

THE ISSUANCE AND SALE OF THIS PERMANENT REGULATION S GLOBAL SERIES 2019-1 CLASS [A-2-I] [A-2-II] NOTE HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”), OR WITH ANY SECURITIES REGULATORY AUTHORITY OF ANY STATE OR OTHER RELEVANT JURISDICTION, AND APPLEBEE’S FUNDING LLC AND IHOP FUNDING LLC (EACH A “CO-ISSUER” AND COLLECTIVELY, THE “CO-ISSUERS”) HAVE NOT BEEN REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE “1940 ACT”). THIS NOTE OR ANY INTEREST HEREIN MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) TO THE CO-ISSUERS OR AN AFFILIATE THEREOF, (B) IN THE UNITED STATES, TO A PERSON WHO IS NOT A COMPETITOR AND IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A UNDER THE 1933 ACT (“RULE 144A”), ACTING FOR ITS OWN ACCOUNT OR ONE OR MORE ACCOUNTS WITH RESPECT TO WHICH SUCH PERSON EXERCISES SOLE INVESTMENT DISCRETION OR (C) OUTSIDE THE UNITED STATES, TO A PERSON WHO IS NOT A COMPETITOR AND IS NOT A “U.S. PERSON” AS DEFINED IN REGULATION S UNDER THE 1933 ACT (“REGULATION S”), ACTING FOR ITS OWN ACCOUNT OR ONE OR MORE ACCOUNTS WITH RESPECT TO WHICH SUCH PERSON EXERCISES SOLE INVESTMENT DISCRETION, NONE OF WHICH ARE A U.S. PERSON, IN OFFSHORE TRANSACTIONS IN RELIANCE ON REGULATION S, AND, IN EACH CASE, IN COMPLIANCE WITH THE CERTIFICATIONS AND OTHER REQUIREMENTS SPECIFIED IN THE INDENTURE REFERRED TO HEREIN AND ANY APPLICABLE SECURITIES LAWS OF ANY STATE OR THE UNITED STATES AND ANY OTHER RELEVANT JURISDICTION.

BY ITS ACQUISITION OR ACCEPTANCE HEREOF, THE HOLDER (IF NOT THE CO-ISSUERS OR AN AFFILIATE OF THE CO-ISSUERS) REPRESENTS THAT (A) IT IS NOT A COMPETITOR AND IS (X) A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A OR (Y) NOT A U.S. PERSON AND IS ACQUIRING THIS NOTE IN AN OFFSHORE TRANSACTION, AS APPLICABLE, (B) IT IS NOT A COMPETITOR AND IS ACTING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF ANOTHER PERSON WHICH IS EITHER (X) A QUALIFIED INSTITUTIONAL BUYER OR (Y) NOT A U.S. PERSON, AND IN EACH CASE WITH RESPECT TO WHICH IT EXERCISES SOLE INVESTMENT DISCRETION, (C) IT AND EACH ACCOUNT FOR WHICH IT IS PURCHASING WILL HOLD AND TRANSFER AT LEAST THE MINIMUM DENOMINATION OF NOTES, (D) IT UNDERSTANDS THAT THE CO-ISSUERS MAY RECEIVE A LIST OF PARTICIPANTS HOLDING POSITIONS IN ITS NOTES FROM ONE OR MORE BOOK-ENTRY DEPOSITORIES AND (E) IT WILL PROVIDE NOTICE OF THE TRANSFER RESTRICTIONS TO ANY SUBSEQUENT TRANSFEREES.

A-2-3-1

Exhibits to Series 2019-1 Supplement

EACH PERSON (IF NOT THE CO-ISSUERS OR AN AFFILIATE OF THE CO-ISSUERS) TAKING DELIVERY OF THIS NOTE OR AN INTEREST IN THIS NOTE WILL BE DEEMED TO HAVE MADE THE APPLICABLE REPRESENTATIONS AND AGREEMENTS REFERRED TO IN THE INDENTURE. EACH PERSON TAKING DELIVERY OF THIS NOTE OR AN INTEREST IN THIS NOTE IN THE FORM OF AN INTEREST IN A RULE 144A GLOBAL NOTE WILL BE REQUIRED TO DELIVER A TRANSFER CERTIFICATE IN THE FORM REQUIRED BY THE INDENTURE AND WILL BE REQUIRED TO MAKE THE APPLICABLE REPRESENTATIONS AND AGREEMENTS REFERRED TO IN THE INDENTURE.

ANY TRANSFER OF THIS NOTE IN VIOLATION OF THE FOREGOING WILL BE OF NO FORCE AND EFFECT AND WILL BE VOID AB INITIO AND WILL NOT OPERATE TO TRANSFER ANY RIGHTS TO ANY PERSON CAUSING SUCH VIOLATION, NOTWITHSTANDING ANY INSTRUCTIONS TO THE CONTRARY TO THE CO-ISSUERS, THE TRUSTEE OR ANY INTERMEDIARY; PROVIDED, HOWEVER, THAT THE PRECEDING PORTION OF THIS SENTENCE SHALL NOT OPERATE TO INVALIDATE ANY OTHERWISE BONA FIDE TRANSFER TO AN ELIGIBLE TRANSFEREE WHERE A PREVIOUS ERRONEOUSLY-REGISTERED TRANSFEROR IN THE CHAIN OF TITLE OF SUCH TRANSFEREE WOULD HAVE BEEN INELIGIBLE SOLELY ON ACCOUNT OF BEING A COMPETITOR.

IF THIS NOTE WAS ACQUIRED IN THE UNITED STATES, AND THE HOLDER IS DETERMINED TO BE A COMPETITOR OR NOT TO HAVE BEEN A QUALIFIED INSTITUTIONAL BUYER AT THE TIME OF ACQUISITION OF THIS NOTE, THE CO-ISSUERS HAVE THE RIGHT TO REQUIRE SUCH HOLDER TO SELL THIS NOTE TO A PURCHASER WHO IS NOT A COMPETITOR AND IS A QUALIFIED INSTITUTIONAL BUYER. THE CO-ISSUERS ALSO HAVE THE RIGHT TO REFUSE TO HONOR A TRANSFER TO A PERSON WHO IS NOT A QUALIFIED INSTITUTIONAL BUYER OR WHO IS A COMPETITOR.

IF THIS NOTE WAS ACQUIRED OUTSIDE THE UNITED STATES, AND THE HOLDER IS DETERMINED TO BE A COMPETITOR OR TO HAVE BEEN A “U.S. PERSON” AT THE TIME OF ACQUISITION OF THIS NOTE, THE CO-ISSUERS HAVE THE RIGHT TO REQUIRE SUCH HOLDER TO SELL THIS NOTE TO A PURCHASER WHO IS NOT A COMPETITOR AND IS NOT A “U.S. PERSON.” THE CO-ISSUERS ALSO HAVE THE RIGHT TO REFUSE TO HONOR A TRANSFER TO A PERSON WHO IS A “U.S. PERSON” OR WHO IS A COMPETITOR.

BY ACCEPTING THIS NOTE, EACH HOLDER COVENANTS THAT IT WILL NOT AT ANY TIME PRIOR TO THE DATE WHICH IS ONE (1) YEAR AND ONE (1) DAY AFTER THE PAYMENT IN FULL OF THE LATEST MATURING NOTE, INSTITUTE AGAINST, OR JOIN WITH ANY OTHER PERSON IN INSTITUTING AGAINST, ANY SECURITIZATION ENTITY ANY BANKRUPTCY, REORGANIZATION,

A-2-3-2

Exhibits to Series 2019-1 Supplement

ARRANGEMENT, INSOLVENCY OR LIQUIDATION PROCEEDINGS, OR OTHER PROCEEDINGS, UNDER ANY FEDERAL OR STATE BANKRUPTCY OR SIMILAR LAW.

UNTIL FORTY (40) DAYS AFTER THE ORIGINAL ISSUE DATE OF THE NOTES (THE “RESTRICTED PERIOD”) IN CONNECTION WITH THE OFFERING OF THE NOTES IN THE UNITED STATES FROM OUTSIDE OF THE UNITED STATES, THE SALE, PLEDGE OR TRANSFER OF THIS NOTE IS SUBJECT TO CERTAIN CONDITIONS AND RESTRICTIONS. THE HOLDER HEREOF, BY PURCHASING OR OTHERWISE ACQUIRING THIS NOTE, ACKNOWLEDGES THAT SUCH HOLDER IS EITHER NOT A “U.S. PERSON” OR THE CO-ISSUERS OR AN AFFILIATE OF THE CO-ISSUERS, AND THAT THIS NOTE HAS NOT BEEN REGISTERED UNDER THE 1933 ACT, AND AGREES FOR THE BENEFIT OF THE CO-ISSUERS THAT THIS NOTE MAY BE TRANSFERRED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY TO A HOLDER THAT IS NOT A “U.S. PERSON” OR TO THE CO-ISSUERS OR AN AFFILIATE OF THE CO-ISSUERS AND IN COMPLIANCE WITH THE 1933 ACT AND OTHER APPLICABLE LAWS OF THE STATES, TERRITORIES AND POSSESSIONS OF THE UNITED STATES GOVERNING THE OFFER AND SALE OF SECURITIES, AND PRIOR TO THE EXPIRATION OF THE RESTRICTED PERIOD, ONLY (I) IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S UNDER THE 1933 ACT OR (II) PURSUANT TO AND IN ACCORDANCE WITH RULE 144A UNDER THE 1933 ACT.

THIS NOTE IS A GLOBAL NOTE WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITORY TRUST COMPANY (“DTC”), A NEW YORK CORPORATION, 55 WATER STREET, NEW YORK, NEW YORK 10041, OR A NOMINEE THEREOF. THIS NOTE MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS NOTE IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN DTC OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE. UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF DTC TO THE CO-ISSUERS OR THE NOTE REGISTRAR, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL BECAUSE THE REGISTERED OWNER, CEDE & CO., HAS AN INTEREST HEREIN.

A-2-3-3

Exhibits to Series 2019-1 Supplement

THE PRINCIPAL OF THIS NOTE IS PAYABLE AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF. ANY PERSON ACQUIRING THIS NOTE MAY ASCERTAIN ITS CURRENT PRINCIPAL AMOUNT BY INQUIRY OF THE TRUSTEE.

FORM OF PERMANENT REGULATION S GLOBAL SERIES 2019-1 CLASS [A-2-I] [A-2-II] NOTE

No. U-[ ]	up to $[ ]

SEE REVERSE FOR CERTAIN CONDITIONS

CUSIP Number: [U00553 AD6] [U00553 AE4]

ISIN Number: [USU00553AD66] [USU00553AE40]

Common Code: [200876431] [200876458]

APPLEBEE’S FUNDING LLC and

IHOP FUNDING LLC

SERIES 2019-1 [4.194%] [4.723%] FIXED RATE SENIOR SECURED NOTES, CLASS [A-2-I] [A-2-II]

APPLEBEE’S FUNDING LLC, a limited liability company formed under the laws of the State of Delaware, and IHOP FUNDING LLC, a limited liability company formed under the laws of the State of Delaware (herein referred to, together, as the “Co-Issuers”), for value received, hereby jointly and severally promise to pay to CEDE & CO., or registered assigns, up to the principal sum of [                                        ] DOLLARS ($[                            ]) as provided below and in the Indenture referred to herein. Payments of principal shall be payable in the amounts and at the times set forth in the Indenture described herein; provided, however, that the entire unpaid principal amount of this Note shall be due on June 5, 2049 (the “Series 2019-1 Legal Final Maturity Date”). The Co-Issuers will pay interest on this Permanent Regulation S Global Series 2019-1 Class [A-2-I] [A-2-II] Note (this “Note”) at the Series 2019-1 Class A-2 Note Rate applicable to this Note for each Interest Accrual Period in accordance with the terms of the Indenture. Such interest will be payable in arrears on each Quarterly Payment Date, which will be on the 5th day (or, if such 5th day is not a Business Day, the next succeeding Business Day) of each March, June, September and December, commencing September 5, 2019 (each, a “Quarterly Payment Date”). Such interest will accrue for each Quarterly Payment Date with respect to (i) initially, the period from and including June 5, 2019 to but excluding the 5th day of the calendar month that includes the then current Quarterly Payment Date and (ii) thereafter, the period from and including the 5th day of the calendar month in which the immediately preceding Quarterly Payment Date occurred to but excluding the 5th day of the calendar month that

A-2-3-4

Exhibits to Series 2019-1 Supplement

includes the then-current Quarterly Payment Date (each, an “Interest Accrual Period”). Interest with respect to this Note (and interest on any defaulted payments of interest or principal) will be computed on the basis of a 360-day year consisting of twelve 30-day months. In addition, under the circumstances set forth in the Indenture, the Co-Issuers shall also pay additional interest on this Note at the Series 2019-1 Class A-2 Quarterly Post-ARD Additional Interest Rate applicable to this Note, and such additional interest shall be computed and shall be payable in the amounts and at the times set forth in the Indenture.

The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Co-Issuers with respect to this Note shall be applied as provided in the Indenture.

This Note is subject to mandatory and optional prepayment as set forth in the Indenture.

Interests in this Note are exchangeable or transferable in whole or in part for interests in a Rule 144A Global Note or a Temporary Regulation S Global Note; provided that such transfer or exchange complies with the applicable provisions of the Indenture relating to the transfer of the Notes. Interests in this Note in certain circumstances may also be exchangeable or transferable in whole but not in part for duly executed and issued registered Definitive Notes; provided that such transfer or exchange complies with Sections 2.8 and 2.13 of the Base Indenture and Section 4.2(c) of the Series 2019-1 Supplement.

Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note. Although a summary of certain provisions of the Indenture is set forth below and on the reverse hereof and made a part hereof, this Note does not purport to summarize the Indenture and reference is made to the Indenture for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Co-Issuers and the Trustee. A copy of the Indenture may be requested from the Trustee by writing to the Trustee at: Citibank, N.A., 388 Greenwich Street, New York, NY 10013, Attention: Agency & Trust – Applebee’s Funding LLC & IHOP Funding LLC. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Indenture.

Subject to the next following paragraph, the Co-Issuers hereby certify and declare that all acts, conditions and things required to be done and performed and to have happened prior to the creation of this Note and to constitute it as the valid obligation of the Co-Issuers enforceable in accordance with its terms have been done and performed and have happened in due compliance with all applicable laws and in accordance with the terms of the Indenture.

A-2-3-5

Exhibits to Series 2019-1 Supplement

Unless the certificate of authentication hereon has been executed by the Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

[Remainder of page intentionally left blank]

A-2-3-6

Exhibits to Series 2019-1 Supplement

IN WITNESS WHEREOF, each of the Co-Issuers has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer.

Date:

APPLEBEE’S FUNDING LLC, as Co-Issuer

By:
Name:
Title:

IHOP FUNDING LLC, as Co-Issuer

By:
Name:
Title:

A-2-3-7

Exhibits to Series 2019-1 Supplement

CERTIFICATE OF AUTHENTICATION

This is one of the Series 2019-1 Class [A-2-I] [A-2-II] Notes issued under the within-mentioned Indenture.

CITIBANK, N.A., as Trustee

By:
Authorized Signatory

A-2-3-8

Exhibits to Series 2019-1 Supplement

[REVERSE OF NOTE]

This Note is one of a duly authorized issue of Series 2019-1 Class A-2 Notes of the Co-Issuers designated as their Series 2019-1 [4.194%] [4.723%] Fixed Rate Senior Secured Notes, Class [A-2-I] [A-2-II] (herein called the “Series 2019-1 Class [A-2-I] [A-2-II] Notes”), all issued under (i) the Base Indenture, dated as of September 30, 2014, as amended and restated as of June 5, 2019 (such Base Indenture, as further amended, supplemented or modified, is herein called the “Base Indenture”), among the Co-Issuers and Citibank, N.A., as trustee (in such capacity, the “Trustee”, which term includes any successor Trustee under the Base Indenture) and as securities intermediary, and (ii) a Series 2019-1 Supplement to the Base Indenture, dated as of June 5, 2019 (the “Series 2019-1 Supplement”), among the Co-Issuers, the Trustee and Citibank, N.A., as series 2019-1 securities intermediary. The Base Indenture and the Series 2019-1 Supplement are referred to herein as the “Indenture”. The Series 2019-1 Class [A-2-I] [A-2-II] Notes are subject to all terms of the Indenture. All terms used in this Note that are defined in the Indenture, as supplemented, modified or amended, shall have the meanings assigned to them in or pursuant to the Indenture, as so supplemented, modified or amended.

The Series 2019-1 Class [A-2-I] [A-2-II] Notes are and will be secured by the Collateral pledged as security therefor as provided in the Indenture.

The Notes will be issued in minimum denominations of $50,000 and integral multiples of $1,000 in excess thereof.

As provided for in the Indenture, the Series 2019-1 Class [A-2-I] [A-2-II] Notes may be prepaid, in whole or in part, at the option of the Co-Issuers. In addition, the Series 2019-1 Class [A-2-I] [A-2-II] Notes are subject to mandatory prepayment as provided for in the Indenture. In certain circumstances, the Co-Issuers will be obligated to pay the Series 2019-1 Class A-2 Make-Whole Prepayment Consideration [or the Series 2019-1 Class A-2-II Call Redemption Premium, as applicable,] in connection with a mandatory or optional prepayment of the Series 2019-1 Class [A-2-I] [A-2-II] Notes as described in the Indenture. As described above, the entire unpaid principal amount of this Note shall be due and payable on the Series 2019-1 Legal Final Maturity Date. All payments of principal of the Series 2019-1 Class [A-2-I] [A-2-II] Notes will be made pro rata to the Series 2019-1 Class A-2 Noteholders entitled thereto.

Principal of and interest on this Note which is payable on a Quarterly Payment Date or on any date on which payments are permitted to be made as provided for in the Indenture shall be paid to the Person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on the applicable Record Date or Prepayment Record Date, as the case may be.

Interest and additional interest, if any, will each accrue on the Series 2019-1 Class [A-2-I] [A-2-II] Notes at the rates set forth in the Indenture. The interest and additional interest,

A-2-3-9

Exhibits to Series 2019-1 Supplement

if any, will be computed on the basis set forth in the Indenture. The amount of interest payable on the Series 2019-1 Class [A-2-I] [A-2-II] Notes on each Quarterly Payment Date will be calculated as set forth in the Indenture.

Payments of principal and interest on this Note are subordinated to the payment of certain other amounts in accordance with the Priority of Payments.

If an Event of Default shall occur and be continuing, this Note may become or be declared due and payable in the manner and with the effect provided in the Indenture.

Amounts payable in respect of this Note shall be made by wire transfer of immediately available funds to the account designated by DTC or its nominee.

As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Co-Issuers pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Trustee, the Co-Issuers and the Note Registrar duly executed by, the Series 2019-1 Class A-2 Noteholder hereof or its attorney duly authorized in writing, with such signature guaranteed by an “eligible guarantor institution” meeting the requirements of the Note Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended, and accompanied by such other documents as the Trustee and the Note Registrar may require and as may be required by the Series 2019-1 Supplement, and thereupon one or more new Series 2019-1 Class [A-2-I] [A-2-II] Notes of authorized denominations in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

Each Series 2019-1 Class A-2 Noteholder, by acceptance of a Series 2019-1 Class [A-2-I] [A-2-II] Note, covenants and agrees by accepting the benefits of the Indenture that prior to the date that is one year and one day after the payment in full of the latest maturing note issued under the Indenture, such Series 2019-1 Class A-2 Noteholder will not institute against, or join with any other Person in instituting against, any Securitization Entity any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings, under any federal or state bankruptcy or similar law; provided, however, that nothing herein shall constitute a waiver of any right to indemnification, reimbursement or other payment from the Securitization Entities pursuant to the Indenture or any other Transaction Document.

A-2-3-10

Exhibits to Series 2019-1 Supplement

It is the intent of the Co-Issuers and each Series 2019-1 Class A-2 Noteholder that, for federal, state, local income and franchise tax purposes only, the Series 2019-1 Class [A-2-I] [A-2-II] Notes will evidence indebtedness of the Co-Issuers secured by the Collateral. Each Series 2019-1 Class A-2 Noteholder, by the acceptance of this Note, agrees to treat this Note (or beneficial interests herein) for all purposes of federal, state, local income or franchise taxes and any other tax imposed on or measured by income, as indebtedness of the Co-Issuers or, if any Co-Issuer is treated as a division of another entity, such other entity.

The Indenture permits certain amendments to be made thereto without the consent of the Control Party, the Controlling Class Representative or any Series 2019-1 Class A-2 Noteholders, provided that certain conditions precedent are satisfied. The Indenture also permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Co-Issuers and the rights of the Series 2019-1 Class A-2 Noteholders under the Indenture at any time by the Co-Issuers with the consent of the Control Party (acting at the direction of the Controlling Class Representative) and without the consent of any Series 2019-1 Class A-2 Noteholders. The Indenture also contains provisions permitting the Control Party (acting at the direction of the Controlling Class Representative) to waive compliance by the Co-Issuers with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences without the consent of any Series 2019-1 Class A-2 Noteholders. Any such consent or waiver of this Note (or any one or more predecessor Notes) shall be conclusive and binding upon such Series 2019-1 Class A-2 Noteholder and upon all future Series 2019-1 Class A-2 Noteholders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note.

Each purchaser or transferee of this Note (or any interest herein) shall be deemed to represent and warrant that either (i) it is neither a Plan (including, without limitation, an entity whose underlying assets include “plan assets” by reason of a Plan’s investment in the entity or otherwise) nor a governmental, church, non-U.S. or other plan which is subject to any federal, state, local or non-U.S. law that is similar to the provisions of Section 406 of ERISA or Section 4975 of the Code or (ii) its acquisition, holding and disposition of this Note (or any interest herein) will not constitute a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code or, in the case of a governmental, church, non-U.S. or other plan, a non-exempt violation under any federal, state, local or non-U.S. law that is similar to the provisions of Section 406 of ERISA or Section 4975 of the Code.

The term “Co-Issuer” as used in this Note includes any successor to a Co-Issuer.

The Series 2019-1 Class [A-2-I] [A-2-II] Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations set forth therein.

A-2-3-11

Exhibits to Series 2019-1 Supplement

This Note and the Indenture shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York without regard to conflicts of law principles (other than Sections 5-1401 and 5-1402 of the General Obligations Law of the State of New York), and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Co-Issuers, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency herein prescribed.

A-2-3-12

Exhibits to Series 2019-1 Supplement

ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee:

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

(name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints                      , attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:	By:	[1]

Signature Guaranteed:

[1]	NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note, without alteration, enlargement or any change whatsoever.

A-2-3-13

Exhibits to Series 2019-1 Supplement

SCHEDULE OF EXCHANGES IN PERMANENT REGULATION S

GLOBAL SERIES 2019-1 CLASS [A-2-I] [A-2-II] NOTE

The initial principal balance of this Permanent Regulation S Global Series 2019-1 Class [A-2-I] [A-2-II] Note is $[                        ]. The following exchanges of an interest in this Permanent Regulation S Global Series 2019-1 Class [A-2-I] [A-2-II] Note for an interest in a corresponding Rule 144A Global Series 2019-1 Class [A-2-I] [A-2-II] Note or a Temporary Regulation S Global Series 2019-1 Class [A-2-I] [A-2-II] Note have been made:

Date	Amount of Increase (or Decrease) in the Principal Amount of this Permanent Regulation S Global Note	Remaining Principal Amount of this Permanent Regulation S Global Note following the Increase or Decrease	Signature of Authorized Officer of Trustee or Note Registrar

A-2-3-14

Exhibits to Series 2019-1 Supplement

EXHIBIT B-1

FORM OF TRANSFEREE CERTIFICATE FOR TRANSFERS

OF SERIES 2019-1 CLASS A-1 NOTES

Citibank,	N.A., as Trustee

480 Washington Boulevard

30th Floor

Jersey City, NJ 07310

Attention: Securities Window - Applebee’s Funding LLC & IHOP Funding LLC

Re:	Applebee’s Funding LLC; IHOP Funding LLC Series 2019-1 Variable Funding Senior Notes, Class A-1 Subclass: Series 2019-1 Class A-1 [Advance] [Swingline] [L/C] Notes (the “Notes”)

Reference is hereby made to (i) the Base Indenture, dated as of September 30, 2014, as amended and restated as of June 5, 2019 (such Base Indenture, as further amended, supplemented or modified, is herein called the “Base Indenture”), among Applebee’s Funding LLC and IHOP Funding LLC, as co-issuers (the “Co-Issuers”), and Citibank, N.A., as trustee (in such capacity, the “Trustee”) and as securities intermediary, and (ii) the Series 2019-1 Supplement to the Base Indenture, dated as of June 5, 2019 (the “Supplement” and, together with the Base Indenture, the “Indenture”), among the Co-Issuers, the Trustee and Citibank, N.A., as series 2019-1 securities intermediary. Capitalized terms used but not defined herein shall have the meanings assigned to them pursuant to the Indenture or the Class A-1 Note Purchase Agreement, as applicable.

This certificate relates to U.S. $[                    ] aggregate principal amount of Notes registered in the name of [                    ] [name of transferor] (the “Transferor”), who wishes to effect the transfer of such Notes in exchange for an equivalent principal amount of Notes of the same Subclass in the name of [                    ] [name of transferee] (the “Transferee”).

In connection with such request, and in respect of such Notes, the Transferee does hereby certify that either (A) it is a Co-Issuer or an Affiliate of a Co-Issuer or (B) such Notes are being transferred (i) in accordance with the transfer restrictions set forth in the Indenture and the Class A-1 Note Purchase Agreement, (ii) pursuant to an exemption from registration under the Securities Act of 1933, as amended (the “Securities Act”), and in accordance with any applicable securities laws of any state of the United States or any other jurisdiction and (iii) to a Person who is not a Competitor.

B-1-1

Exhibits to Series 2019-1 Supplement

In addition, the Transferee hereby represents, warrants and covenants for the benefit of the Co-Issuers and the Trustee that either it is a Co-Issuer or an Affiliate of a Co-Issuer, or:

1.    it has had an opportunity to discuss the Co-Issuers’ and the Manager’s business, management and financial affairs, and the terms and conditions of the proposed purchase, with the Co-Issuers and the Manager and their respective representatives;

2.    it is an “accredited investor” within the meaning of Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act and has sufficient knowledge and experience in financial and business matters to be capable of evaluating the merits and risks of investing in, and is able and prepared to bear the economic risk of investing in, the Series 2019-1 Class A-1 Notes;

3.    it is purchasing the Series 2019-1 Class A-1 Notes for its own account, or for the account of one or more “accredited investors” within the meaning of Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act that meet the criteria described in paragraph (2) above and for which it is acting with complete investment discretion, for investment purposes only and not with a view to distribution, subject, nevertheless, to the understanding that the disposition of its property shall at all times be and remain within its control, and neither it nor its Affiliates has engaged in any general solicitation or general advertising within the meaning of the Securities Act with respect to the Series 2019-1 Class A-1 Notes;

4.    it understands that (i) the Series 2019-1 Class A-1 Notes have not been and will not be registered or qualified under the Securities Act or any applicable state securities laws or the securities laws of any other jurisdiction and are being offered only in a transaction not involving any public offering within the meaning of the Securities Act and may not be resold or otherwise transferred unless so registered or qualified or unless an exemption from registration or qualification is available, (ii) the Co-Issuers are not required to register the Series 2019-1 Class A-1 Notes and (iii) any transfer must comply with the provisions of Sections 2.8 and 2.13 of the Base Indenture, Section 4.3 of the Series 2019-1 Supplement and Section 9.03 or 9.17, as applicable, of the Class A-1 Note Purchase Agreement;

5.    it will comply with the requirements of paragraph (4) above in connection with any transfer by it of the Series 2019-1 Class A-1 Notes;

6.    it understands that the Series 2019-1 Class A-1 Notes will bear the legend set out in the applicable form of Series 2019-1 Class A-1 Notes attached to the Series 2019-1 Supplement and be subject to the restrictions on transfer described in such legend;

B-1-2

Exhibits to Series 2019-1 Supplement

7.    it will obtain for the benefit of the Co-Issuers from any purchaser of the Series 2019-1 Class A-1 Notes substantially the same representations and warranties contained in the foregoing paragraphs;

8.    it is not a Competitor;

9.    either (i) it is neither a Plan (including, without limitation, an entity whose underlying assets include “plan assets” by reason of a Plan’s investment in the entity or otherwise) nor a governmental, church, non-U.S. or other plan which is subject to any federal, state, local or non-U.S. law that is similar to the provisions of Section 406 of ERISA or Section 4975 of the Code or (ii) its acquisition, holding and disposition of this Note (or any interest herein) will not constitute or result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code or, in the case of a governmental, church, non-U.S. or other plan, a non-exempt violation under any federal, state, local or non-U.S. law that is similar to the provisions of Section 406 of ERISA or Section 4975 of the Code;

10.    in the case of a governmental, church, non-U.S. or other plan, a non-exempt violation under any Similar Law; and

11.    it is:

         (check if applicable) a “United States person” within the meaning of Section 7701(a)(30) of the Internal Revenue Code of 1986, as amended (the “Code”) and a properly completed and signed Internal Revenue Service (“IRS”) Form W-9 (or applicable successor form) is attached hereto; or

         (check if applicable) not a “United States person” within the meaning of Section 7701(a)(30) of the Code and a properly completed and signed IRS Form W-8 (or applicable successor form) is attached hereto.

The Transferee understands that the Co-Issuers, the Trustee and their respective counsel will rely upon the accuracy and truth of the foregoing representations, and are irrevocably authorized to produce this certificate or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby, and the Transferee hereby consents to such reliance and authorization.

        [Name of Transferee]

B-1-3

Exhibits to Series 2019-1 Supplement

By:
Name:
Title:

Dated:	,

Taxpayer Identification Number:	Address for Notices:
Wire Instructions for Payments:
Bank:
Address:
Bank ABA #:	Tel:
Account No.:	Fax:
FAO:	Attn.:
Attention:

Registered Name (if Nominee):

cc:	Applebee’s Funding LLC
IHOP Funding LLC
450 North Brand Blvd., 7th Floor
Glendale, CA 91203-4415

B-1-4

Exhibits to Series 2019-1 Supplement

EXHIBIT B-2

FORM OF TRANSFEREE CERTIFICATE FOR TRANSFERS

OF INTERESTS IN RULE 144A GLOBAL NOTES TO

INTERESTS IN TEMPORARY REGULATION S GLOBAL NOTES

Citibank,	N.A., as Trustee

480 Washington Boulevard

30th Floor

Jersey City, NJ 07310

Attention: Securities Window - Applebee’s Funding LLC & IHOP Funding LLC

Re:	Applebee’s Funding LLC; IHOP Funding LLC $[ ] Series 2019-1 [4.194%] [4.723%] Fixed Rate Senior Secured Notes, Class [A-2-I] [A-2-II] (the “Notes”)

Reference is hereby made to (i) the Base Indenture, dated as of September 30, 2014, as amended and restated as of June 5, 2019 (such Base Indenture, as further amended, supplemented or modified, is herein called the “Base Indenture”), among Applebee’s Funding LLC and IHOP Funding LLC, as co-issuers (the “Co-Issuers”), and Citibank, N.A., as trustee (in such capacity, the “Trustee”) and as securities intermediary, and (ii) the Series 2019-1 Supplement to the Base Indenture, dated as of June 5, 2019 (the “Supplement” and, together with the Base Indenture, the “Indenture”), among the Co-Issuers, the Trustee and Citibank, N.A., as series 2019-1 securities intermediary. Capitalized terms used but not defined herein shall have the meanings assigned to them pursuant to the Indenture.

This certificate relates to U.S. $[                        ] aggregate principal amount of Notes which are held in the form of an interest in a Rule 144A Global Note with DTC (CUSIP (CINS) No. [                        ]) in the name of [                        ] [name of transferor] (the “Transferor”), who wishes to effect the transfer of such Notes in exchange for an equivalent beneficial interest in a Temporary Regulation S Global Note in the name of [                        ] [name of transferee] (the “Transferee”).

In connection with such request, and in respect of such Notes, the Transferee does hereby certify that either (A) the Transferee is a Co-Issuer or an Affiliate of a Co-Issuer or (B) such Notes are being transferred (i) in accordance with the transfer restrictions set forth in the Indenture and the Offering Memorandum dated May 28, 2019, relating to the Notes, (ii) pursuant to an exemption from registration under the Securities Act of 1933, as amended (the “Securities Act”), and in accordance with any applicable securities laws of any state of the United States or any other jurisdiction and (iii) to a Person who is not a Competitor.

B-2-1

Exhibits to Series 2019-1 Supplement

In addition, the Transferee hereby represents, warrants and covenants for the benefit of the Co-Issuers, the Note Registrar and the Trustee that either the Transferee is a Co-Issuer or an Affiliate of a Co-Issuer, or:

1.    the offer of the Notes was not made to a Person in the United States;

2.    at the time the buy order was originated, the Transferee was outside the United States;

3.    no directed selling efforts have been made in contravention of the requirements of Rule 903(a) or 904(a) of Regulation S, as applicable;

4.    the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act, and the Transferee is aware that the sale to it is being made in reliance on an exemption from the registration requirements of the 1933 Act provided by Regulation S;

5.    the Transferee is not a U.S. Person (as defined in Regulation S);

6.    if the sale is made during a restricted period and the provisions of Rule 903(b)(2) or (3) or Rule 904(b)(1) of Regulation S are applicable thereto, the Transferee confirms that such sale has been made in accordance with the applicable provisions of Rule 903(b)(2) or (3) or Rule 904(b)(1), as the case may be;

7.    the Transferee is not purchasing such Notes with a view to the resale, distribution or other disposition thereof in the United States or to a U.S. Person;

8.    the Transferee will, and each account for which it is purchasing will, hold and transfer at least the minimum denomination of Notes;

9.    the Transferee understands that the Manager, the Co-Issuers and the Servicer may receive a list of participants holding positions in the Notes from one or more book-entry depositories;

10.    the Transferee understands that the Manager, the Co-Issuers and the Servicer may receive (i) a list of Note Owners that have requested access to the Trustee’s password-protected website or that have voluntarily registered as a Note Owner with the Trustee and (ii) copies of Noteholder confirmations of representations and warranties executed to obtain access to the Trustee’s password-protected website;

B-2-2

Exhibits to Series 2019-1 Supplement

11.    the Transferee will provide to each person to whom it transfers Notes notices of any restrictions on transfer of such Notes;

12.    it is not a Competitor;

13.    either (i) it is neither a Plan (including, without limitation, an entity whose underlying assets include “plan assets” by reason of a Plan’s investment in the entity or otherwise) nor a governmental, church, non-U.S. or other plan which is subject to any federal, state, local or non-U.S. law that is similar to the provisions of Section 406 of ERISA or Section 4975 of the Code or (ii) its acquisition, holding and disposition of this Note (or any interest herein) will not constitute or result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code or, in the case of a governmental, church, non-U.S. or other plan, a non-exempt violation under any federal, state, local or non-U.S. law that is similar to the provisions of Section 406 of ERISA or Section 4975 of the Code; and

14.    it is:

         (check if applicable) a “United States person” within the meaning of Section 7701(a)(30) of the Internal Revenue Code of 1986, as amended (the “Code”) and a properly completed and signed Internal Revenue Service (“IRS”) Form W-9 (or applicable successor form) is attached hereto; or

         (check if applicable) not a “United States person” within the meaning of Section 7701(a)(30) of the Code and a properly completed and signed IRS Form W-8 (or applicable successor form) is attached hereto.

The representations made pursuant to clause 7 above shall be deemed to be made on each day from the date the Transferee acquires any interest in any Note through and including the date on which such Transferee disposes of its interest in the applicable Note. The Transferee agrees to provide prompt written notice to each of the Co-Issuers, the Note Registrar and the Trustee of any change of the status of the Transferee that would cause it to breach the representations made in clause 7 above. The Transferee further agrees to indemnify and hold harmless the Co-Issuers, the Trustee, the Note Registrar and the Initial Purchaser and its affiliates from any cost, damage or loss incurred by them as a result of the inaccuracy or breach of the foregoing representations, warranties and agreements in this clause and clause 7 above. Any purported transfer of the Notes (or interest therein) that does not comply with the requirements of this clause and clause 7 above shall be null and void ab initio.

The Transferee understands that the Co-Issuers, the Trustee, the Note Registrar and their respective counsel will rely upon the accuracy and truth of the foregoing representations, and are irrevocably authorized to produce this certificate or a copy hereof to any

B-2-3

Exhibits to Series 2019-1 Supplement

interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby, and the Transferee hereby consents to such reliance and authorization.

[Name of Transferee]

By:
Name:
Title:

Dated:	,

Taxpayer Identification Number:	Address for Notices:
Wire Instructions for Payments:
Bank:
Address:
Bank ABA #:	Tel:
Account No.:	Fax:
FAO:	Attn.:
Attention:

Registered Name (if Nominee):

cc:	Applebee’s Funding LLC
IHOP Funding LLC
450 North Brand Blvd., 7th Floor
Glendale, CA 91203-4415

B-2-4

Exhibits to Series 2019-1 Supplement

EXHIBIT B-3

FORM OF TRANSFEREE CERTIFICATE FOR TRANSFERS

OF INTERESTS IN RULE 144A GLOBAL NOTES TO

INTERESTS IN PERMANENT REGULATION S GLOBAL NOTES

Citibank,	N.A., as Trustee

480 Washington Boulevard

30th Floor

Jersey City, NJ 07310

Attention: Securities Window - Applebee’s Funding LLC & IHOP Funding LLC

Re:	Applebee’s Funding LLC; IHOP Funding LLC $[ ] Series 2019-1 [4.194%] [4.723%] Fixed Rate Senior Secured Notes, Class [A-2-I] [A-2-II] (the “Notes”)

Reference is hereby made to (i) the Base Indenture, dated as of September 30, 2014, as amended and restated as of June 5, 2019 (such Base Indenture, as further amended, supplemented or modified, is herein called the “Base Indenture”), among Applebee’s Funding LLC and IHOP Funding LLC, as co-issuers (the “Co-Issuers”), and Citibank, N.A., as trustee (in such capacity, the “Trustee”) and as securities intermediary, and (ii) the Series 2019-1 Supplement to the Base Indenture, dated as of June 5, 2019 (the “Supplement” and, together with the Base Indenture, the “Indenture”), among the Co-Issuers, the Trustee and Citibank, N.A., as series 2019-1 securities intermediary. Capitalized terms used but not defined herein shall have the meanings assigned to them pursuant to the Indenture.

This certificate relates to U.S. $[                    ] aggregate principal amount of Notes which are held in the form of an interest in a Rule 144A Global Note with DTC (CUSIP (CINS) No. [                    ]) in the name of [                    ] [name of transferor] (the “Transferor”), who wishes to effect the transfer of such Notes in exchange for an equivalent beneficial interest in a Permanent Regulation S Global Note in the name of [                        ] [name of transferee] (the “Transferee”).

In connection with such request, and in respect of such Notes, the Transferee does hereby certify that either (A) the Transferee is a Co-Issuer or an Affiliate of a Co-Issuer or (B) such Notes are being transferred (i) in accordance with the transfer restrictions set forth in the Indenture and the Offering Memorandum dated May 28, 2019, relating to the Notes, (ii) pursuant to an exemption from registration under the Securities Act of 1933, as amended (the “Securities Act”), and in accordance with any applicable securities laws of any state of the United States or any other jurisdiction and (iii) to a Person who is not a Competitor.

B-3-1

Exhibits to Series 2019-1 Supplement

In addition, the Transferee hereby represents, warrants and covenants for the benefit of the Co-Issuers, the Note Registrar and the Trustee that either the Transferee is a Co-Issuer or an Affiliate of a Co-Issuer, or:

1.    the offer of the Notes was not made to a Person in the United States;

2.    at the time the buy order was originated, the Transferee was outside the United States;

3.    no directed selling efforts have been made in contravention of the requirements of Rule 903(a) or 904(a) of Regulation S, as applicable;

4.    the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act, and the Transferee is aware that the sale to it is being made in reliance on an exemption from the registration requirements of the 1933 Act provided by Regulation S;

5.    the Transferee is not a U.S. Person (as defined in Regulation S);

6.    the Transferee is not purchasing such Notes with a view to the resale, distribution or other disposition thereof in the United States or to a U.S. Person;

7.    the Transferee will, and each account for which it is purchasing will, hold and transfer at least the minimum denomination of Notes;

8.    the Transferee understands that the Manager, the Co-Issuers and the Servicer may receive a list of participants holding positions in the Notes from one or more book-entry depositories;

9.    the Transferee understands that the Manager, the Co-Issuers and the Servicer may receive (i) a list of Note Owners that have requested access to the Trustee’s password-protected website or that have voluntarily registered as a Note Owner with the Trustee and (ii) copies of Noteholder confirmations of representations and warranties executed to obtain access to the Trustee’s password-protected website;

10.    the Transferee will provide to each person to whom it transfers Notes notices of any restrictions on transfer of such Notes;

11.    it is not a Competitor;

B-3-2

Exhibits to Series 2019-1 Supplement

12.    either (i) it is neither a Plan (including, without limitation, an entity whose underlying assets include “plan assets” by reason of a Plan’s investment in the entity or otherwise) nor a governmental, church, non-U.S. or other plan which is subject to any federal, state, local or non-U.S. law that is similar to the provisions of Section 406 of ERISA or Section 4975 of the Code or (ii) its acquisition, holding and disposition of this Note (or any interest herein) will not constitute or result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code or, in the case of a governmental, church, non-U.S. or other plan, a non-exempt violation under any federal, state, local or non-U.S. law that is similar to the provisions of Section 406 of ERISA or Section 4975 of the Code; and

13.    it is:

         (check if applicable) a “United States person” within the meaning of Section 7701(a)(30) of the Internal Revenue Code of 1986, as amended (the “Code”), and a properly completed and signed Internal Revenue Service (“IRS”) Form W-9 (or applicable successor form) is attached hereto; or

         (check if applicable) not a “United States person” within the meaning of Section 7701(a)(30) of the Code and a properly completed and signed IRS Form W-8 (or applicable successor form) is attached hereto.

The Transferee understands that the Co-Issuers, the Trustee, the Note Registrar and their respective counsel will rely upon the accuracy and truth of the foregoing representations, and are irrevocably authorized to produce this certificate or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby, and the Transferee hereby consents to such reliance and authorization.

[Name of Transferee]

By:
Name:
Title:

Dated:	,

Taxpayer Identification Number:	Address for Notices:
Wire Instructions for Payments:
Bank:
Address:
Bank ABA #:	Tel:
Account No.:	Fax:
FAO:	Attn.:

B-3-3

Exhibits to Series 2019-1 Supplement

Attention:

Registered Name (if Nominee):

cc:	Applebee’s Funding LLC
IHOP Funding LLC
450 North Brand Blvd., 7th Floor
Glendale, CA 91203-4415

B-3-4

Exhibits to Series 2019-1 Supplement

EXHIBIT B-4

FORM OF TRANSFEREE CERTIFICATE FOR TRANSFERS

OF INTERESTS IN TEMPORARY REGULATION S GLOBAL NOTES OR

PERMANENT REGULATION S GLOBAL NOTES TO PERSONS TAKING DELIVERY IN

THE FORM OF AN INTEREST IN A RULE 144A GLOBAL NOTE

Citibank,	N.A., as Trustee

480 Washington Boulevard

30th Floor

Jersey City, NJ 07310

Attention: Securities Window - Applebee’s Funding LLC & IHOP Funding LLC

Re:	Applebee’s Funding LLC; IHOP Funding LLC $[ ] Series 2019-1 [4.194%] [4.723%] Fixed Rate Senior Secured Notes, Class [A-2-I] [A-2-II] (the “Notes”)

Reference is hereby made to (i) the Base Indenture, dated as of September 30, 2014, as amended and restated as of June 5, 2019 (such Base Indenture, as further amended, supplemented or modified, is herein called the “Base Indenture”), among Applebee’s Funding LLC and IHOP Funding LLC, as co-issuers (the “Co-Issuers”), and Citibank, N.A., as trustee (in such capacity, the “Trustee”) and as securities intermediary, and (ii) the Series 2019-1 Supplement to the Base Indenture, dated as of June 5, 2019 (the “Supplement” and, together with the Base Indenture, the “Indenture”), among the Co-Issuers, the Trustee and Citibank, N.A., as series 2019-1 securities intermediary. Capitalized terms used but not defined herein shall have the meanings assigned to them pursuant to the Indenture.

This certificate relates to U.S. $[                    ] aggregate principal amount of Notes which are held in the form of [an interest in a Temporary Regulation S Global Note with DTC] [an interest in a Permanent Regulation S Global Note with DTC] (CUSIP (CINS) No. [                    ]) in the name of [                    ] [name of transferor] (the “Transferor”), who wishes to effect the transfer of such Notes in exchange for an equivalent beneficial interest in a Rule 144A Global Note in the name of [                    ] [name of transferee] (the “Transferee”).

In connection with such request, and in respect of such Notes, the Transferee does hereby certify that either (A) the Transferee is a Co-Issuer or an Affiliate of a Co-Issuer or (B) such Notes are being transferred in accordance with (i) the applicable transfer restrictions set forth in the Indenture and in the Offering Memorandum dated May 28, 2019, relating to the Notes and (ii) Rule 144A under the Securities Act of 1933, as amended, (the “Securities Act”) and any applicable securities laws of any state of the United States or any other jurisdiction, and that the Transferee is purchasing the Notes for its own account or one or more accounts with respect to which the Transferee exercises sole investment discretion, and the Transferee and any

B-4-1

Exhibits to Series 2019-1 Supplement

such account represent, warrant and agree that either it is a Co-Issuer or an Affiliate of a Co-Issuer or as follows:

1.    it is (a) a Qualified Institutional Buyer, (b) aware that the sale to it is being made in reliance on Rule 144A and (c) acquiring such Notes for its own account or for the account of another person who is a Qualified Institutional Buyer with respect to which it exercise sole investment discretion.

2.    it is not formed for the purpose of investing in the Notes, except where each beneficial owner is a Qualified Institutional Buyer;

3.    it will, and each account for which it is purchasing will, hold and transfer at least the minimum denomination of Notes;

4.    it understands that the Manager, the Co-Issuers and the Servicer may receive a list of participants holding positions in the Notes from one or more book-entry depositories;

5.    it understands that the Manager, the Co-Issuers and the Servicer may receive (i) a list of Note Owners that have requested access to the Trustee’s password-protected website or that have voluntarily registered as a Note Owner with the Trustee and (ii) copies of Noteholder confirmations of representations and warranties executed to obtain access to the Trustee’s password-protected website;

6.    it will provide to each person to whom it transfers Notes notices of any restrictions on transfer of such Notes;

7.    it is not a Competitor;

8.    either (i) it is neither a Plan (including, without limitation, an entity whose underlying assets include “plan assets” by reason of a Plan’s investment in the entity or otherwise) nor a governmental, church, non-U.S. or other plan which is subject to any federal, state, local or non-U.S. law that is similar to the provisions of Section 406 of ERISA or Section 4975 of the Code or (ii) its acquisition, holding and disposition of this Note (or any interest herein) will not constitute or result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code or, in the case of a governmental, church, non-U.S. or other plan, a non-exempt violation under any federal, state, local or non-U.S. law that is similar to the provisions of Section 406 of ERISA or Section 4975 of the Code; and

9.    it is:

B-4-2

Exhibits to Series 2019-1 Supplement

         (check if applicable) a “United States person” within the meaning of Section 7701(a)(30) of the Internal Revenue Code of 1986, as amended (the “Code”), and a properly completed and signed Internal Revenue Service (“IRS”) Form W-9 (or applicable successor form) is attached hereto; or

         (check if applicable) not a “United States person” within the meaning of Section 7701(a)(30) of the Code and a properly completed and signed IRS Form W-8 (or applicable successor form) is attached hereto.

The Transferee understands that the Co-Issuers, the Trustee, the Note Registrar and their respective counsel will rely upon the accuracy and truth of the foregoing representations, and are irrevocably authorized to produce this certificate or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to any matter covered hereby, and the Transferee hereby consents and agrees to such reliance and authorization.

B-4-3

Exhibits to Series 2019-1 Supplement

[Name of Transferee]

By:
Name:
Title:

Dated:	,

Taxpayer Identification Number:	Address for Notices:
Wire Instructions for Payments:
Bank:
Address:
Bank ABA #:	Tel:
Account No.:	Fax:
FAO:	Attn.:
Attention:

Registered Name (if Nominee):

cc:	Applebee’s Funding LLC
IHOP Funding LLC
450 North Brand Blvd., 7th Floor
Glendale, CA 91203-4415

B-4-4

Exhibits to Series 2019-1 Supplement

[FORM OF QUARTERLY NOTEHOLDERS’ REPORT]